As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 033-91938

File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre Effective Amendment No. ☐
Post Effective Amendment No. 27 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 44	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont  05604

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan

1275 Pennsylvania Avenue, NW

Washington, DC  20004-2404

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of Interests in a variable account under individual flexible premium variable universal life policies

VariTrak

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2012

National Life Insurance Company	Home Office: National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”).  This policy combines insurance and investment features.  The policy’s primary purpose is to provide insurance protection on the life of the insured person.  You can make premium payments at various times and in various amounts.  You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two.  The General Account pays interest at a guaranteed rate of at least 4%. The Separate Account is divided into several subaccounts.  Each subaccount buys shares of a specific portfolio.  The available portfolios are:

Sentinel Asset Management, Inc	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc. and American Century Global Investment Management, Inc.
Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra® VP Value VP Vista SM

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series II DWS Large Cap Value DWS Dreman Small Mid Cap Value VIP DWS Investments VIT Funds Small Cap Index VIP

Fidelity® Variable Insurance Products

Equity-Income
Growth
High Income
Overseas

Fidelity® Variable Insurance Products II

Contrafund®

Index 500

Fidelity® Variable Insurance Products III

Mid Cap

Value Strategies

Fidelity® Variable Insurance Products V

Investment Grade Bond

Money Market

Franklin Templeton Variable Insurance Products Trust

Foreign Securities Fund

Global Real Estate Fund

Mutual Shares Securities Fund

Small Cap Value Securities Fund

Small-Mid Cap Growth Securities Fund

U.S Government

Mutual Global Discovery Securities

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Management, Inc.	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Mid Cap Growth Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust International Equity Portfolio Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid-Cap Growth Portfolio Large Cap Value Portfolio Small Cap Growth Portfolio Socially Responsive	Oppenheimer Variable Account Funds Balanced/VA Main Street Small- & Mid Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Personal Strategy Balanced Portfolio Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	Van Eck VIP Trust Global Bond Emerging Markets Global Hard Assets	Wells Fargo Variable Trust VT Discovery VT Opportunity

The value of your policy will depend upon the investment results of the portfolios you select.  The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges.  You bear the entire investment risk for all amounts allocated to the Separate Account.  There is no guaranteed minimum value for any of the portfolios.  We do not guarantee any minimum policy value.  You could lose some or all of your money.  Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements.  In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the policies.  They are available without charge by contacting the Home Office, at the address and phone number listed above.  You should keep all prospectuses and supplements for future reference.

An investment in the policy is not a bank deposit.  Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.  It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY	5
Summary of Principal Policy Benefits	5
Summary of the Principal Risks of Purchasing a Policy	6
Fee Tables	7
NATIONAL LIFE AND THE GENERAL ACCOUNT	16
National Life	16
The General Account	16
THE SEPARATE ACCOUNT AND THE PORTFOLIOS	16
The Separate Account	16
The Portfolios	17
THE POLICY	26
Premiums	26
Transfers	28
Telephone Transaction Privilege	28
Facsimile Transaction Privilege	28
Electronic Mail Transaction Privilege	29
Disruptive Trading	29
Other Transfer Rights	30
AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES	30
Accumulated Value	31
Change of Address Notification	31
DEATH BENEFIT	32
Ability to Adjust Face Amount	34
Payment of Policy Benefits	34
Settlement Options	35
PAYMENT OF PROCEEDS	35
POLICY LOANS	36
SURRENDERS AND WITHDRAWALS	37
LAPSE AND REINSTATEMENT	39
CHARGES AND DEDUCTIONS	39
Premium Tax Charge	40
Surrender Charge	40
Monthly Deductions	41
Mortality and Expense Risk Charge	43
Withdrawal Charge	43
Transfer Charge	43
Projection Report Charge	44
Other Charges	44
OPTIONAL BENEFITS	44
Additional Protection Benefit	44
Guaranteed Death Benefit	45
No-Lapse Guarantee	45
Accelerated Care Rider	46
Chronic Care Protection	46
Accelerated Benefit	46
Overloan Protection Rider	47
FEDERAL TAX CONSIDERATIONS	47
Tax Status of the Policy	47
Tax Treatment of Policy Benefits	48
Possible Tax Law Changes	51
Possible Charges for National Life’s Taxes	51
LEGAL MATTERS	51
DISTRIBUTION OF THE POLICIES	51
OTHER POLICY PROVISIONS	53
HOUSEHOLDING AND DELIVERY OF DOCUMENTS	53
FINANCIAL STATEMENTS	53
GLOSSARY	54
APPENDIX A	A-1
Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1

APPENDIX B	B-1
Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)	B-1
APPENDIX C	C-1
Overloan Protection Rider	C-1
APPENDIX D	D-1
Statement of Additional Information Table of Contents	D-1

The policy may not be available in all states and its terms may vary by state.  This prospectus does not offer the policy in any state in which we may not legally offer the policy.  This policy is no longer sold.  You should rely only on the information contained in this prospectus.  We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection.  We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy.  You should read the entire prospectus before purchasing the Policy.  Important details regarding the Policy are contained in other sections of this prospectus.  Please consult your agent and refer to your Policy for details.  For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection.  The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured.  Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured.  We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider.  We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B.  We offer two Death Benefit options, which we call Option A and Option B.  You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

•                                Face Amount; or

•                                the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

•                                the Face Amount plus the Accumulated Value; or

•                                the Accumulated Value multiplied by the same factor that applies to option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy.  See “Death Benefit.”

•                  You can elect to include an optional accelerated death benefit rider in your Policy, which permits you to receive a discounted payment of the Policy’s Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  There is no additional cost for the accelerated death benefit rider.

•                  You can also elect to include accelerated care and chronic care protection riders in your Policy.  The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider.  There is an additional cost for the accelerated care rider and the chronic care protection rider.

•                  You may add additional insurance and other benefits to your Policy by rider.  Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•                  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances.  These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They may also help you to compare this Policy to other life insurance policies.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits.  After a year, you may borrow against your Policy.  The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction.  When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral.  We charge interest on the loan, and we credit interest on Collateral.  Loans may have adverse tax consequences.  When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.  We also currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value.  However:

•                  You must withdraw at least $500;

•                  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

•                  You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

•                  We may deduct a Withdrawal charge from each Withdrawal.  Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any.  The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits.  Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy.  Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary.  As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options.  You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account.  The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix.  You may make transfers among the Separate Account and the General Account.  Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge.  You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1,000.  We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk.  We cannot give any assurance that any portfolio will achieve its investment objectives.  You bear the entire investment risk on the value of your Policy you allocate to the Separate Account.  In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value.  During times of poor performance, these deductions will have an even greater impact on your Accumulated Value.  You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse.  Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners.  Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios.  To protect Owners and portfolios from such effects, we have developed market timing procedures.  See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse.  If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period.  If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value.  This could happen:  (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.  Your Policy generally will not lapse:  (1) during the first 5 Policy Years as long as you pay the Minimum Guarantee Premium; (2) if you purchase the no lapse guarantee rider, the guaranteed death or benefit rider, subject to certain conditions; or (3) you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks.  We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law.  However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.  In addition, if you elect the accelerated death benefit rider, the accelerated care rider or the Chronic Care Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear.  Please consult with a tax adviser about these consequences.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws.  If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy.  In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½.  If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions.  However, the tax consequences associated with preferred loans are uncertain.  Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain.  In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy.  Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below.  You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks.  The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued.  An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount.  It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years.  You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future.  We designed the Policy to meet long-term financial goals.  The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect.  A surrender or Withdrawal may have tax consequences.

Loan Risks.  A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness.  Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences.  In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks.  A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio.  Please refer to the portfolios’ prospectuses for more information.  There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Premium Tax Charge(1)	Upon receipt of each premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	3.25% of each premium payment (2.0% for qualified employee benefit plans)

Surrender Charge:(2)
Deferred Administrative Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Minimum and Maximum Charge(3)		$ 0 - $2 per $1,000 of initial or increased Face Amount	$ 0 - $2 per $1,000 of initial or increased Face Amount

Charge for a 45 year old male nonsmoker, first Policy Year		$2 per $1,000 of Face Amount	$2 per $1,000 of Face Amount
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount
Deferred Sales Charge Minimum and Maximum Charge(4)		$1.10 to $37.75 per $1,000 of initial or increased Face Amount	$1.10 to $37.75 per $1,000 of initial or increased Face Amount
Charge for a Deferred Sales Charge — 45 year old male nonsmoker, first Policy Year		$8.26 per $1,000 of Face Amount	$8.26 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	Lesser of 2% of amount withdrawn or $25	Lesser of 2% of amounts withdrawn or $25
Transfer Fees	Upon transfer after the 12th transfer in a Policy Year	$25 per transfer in excess of 5 transfers in any one Policy Year	None
Loan Interest Spread(5)	At the end of each Policy year, or upon death, surrender, or lapse, if earlier	2% annually of amount held as Collateral	1.3% annually of amount held as Collateral
Projection Report Charge	When report requested after the initial report	$25 maximum in New York, no maximum elsewhere	$25

(1)	We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.
(2)

The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured’s issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured’s issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. National Life or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3)

The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(4)

The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(5)

The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge(2)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.023 to $0.18 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.22 per $1,000 of Net Amount at Risk per month
Mortality and Expense Risk Fees(3)	On the Date of Issue of the Policy and on each day	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1,000 of Face Amount(4)	$7.50 per month
Charges for Optional Benefits Additional Protection Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date
Minimum and Maximum Charge(6)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.013 to $19.94 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.055 per $1,000 of Net Amount at Risk per month
Waiver of Monthly Deduction(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.051 to $0.27 per month multiplied by the Monthly Deduction	$0.051 to $0.27 per month multiplied by the Monthly Deduction

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.075 per month multiplied by the Monthly Deduction	$0.075 per month multiplied by the Monthly Deduction

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accidental Death Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Guaranteed Insurability Option(7)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount	$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 per month times the amount the rider permits you to increase the Face Amount	$0.15 per month times the amount the rider permits you to increase the Face Amount
Guaranteed Death Benefit	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
No Lapse Guaranty	On the Date of Issue of the Policy and on each Monthly Policy Date	$0.05 per $1,000 of Face Amount per month	$0.05 per $1,000 of Face Amount per month
Disability Benefit - Payment of Mission Costs(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$1.65 to $4.25 per month	$1.65 to $4.25 per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$3.06 per month	$3.06 per month

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accelerated Care Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.025 to $4.32 per $1,000 of Net Amount at Risk, plus from $0.0007 to $0.92 per dollar of Monthly Deduction, per month	$0.01to $1.98 per $1,000 of Net Amount at Risk, plus from $0.0003 to $0.63 per dollar of Monthly Deduction, per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, ACR1 with inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.0038 per dollar of Monthly Deduction, per month
Chronic Care Protection Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.0051 to $4.34 per $1,000 of Face Amount per month	$0.0051 to $4.34 per $1,000 of Face Amount per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, EBR1 with inflation protection option without nonforfeiture benefit option, Policy Year 1		$0.18 per $1,000 of Face Amount per month	$0.18 per $1,000 of Face Amount per month
Overloan Protection	At the time of exercise	0%-5% of Accumulated Value	0%-5% of Accumulated Value

(1)

Cost of insurance charges vary based on the Insured’s age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy’s Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(2)

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

(3)

We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

(4)	$7.50 per month in all states other than New York and Texas.

(5)

The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured’s Issue Age, sex, Rate Class and the Policy’s Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(6)

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

(7)

The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured’s age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2011.  The expense of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	2.20%

The annual expenses as of December 31, 2011 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee	12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.15%	0.00%	0.83%	0.00%	0.83%
Bond Fund	0.40%	0.00%	0.12%	0.00%	0.63%	0.00%	0.63%
Common Stock Fund	0.50%	0.00%	0.09%	0.00%	0.69%	0.00%	0.69%
Mid Cap Growth Fund	0.50%	0.00%	0.20%	0.00%	0.83%	0.00%	0.83%
Small Company Fund	0.50%	0.00%	0.14%	0.00%	0.75%	0.00%	0.75%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%	0.00%	0.16%	0.00%	0.97%	0.00%	0.97%
Large Cap Growth Portfolio - Class O Shares	0.71%	0.00%	0.14%	0.00%	0.85%	0.00%	0.85%

Small Cap Growth Portfolio - Class O Shares	0.81%	0.00%	0.13%		0.00%	0.94%	0.00	%(4)	0.94%
AllianceBernstein VPS
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.19%		0.00%	0.94%	0.00%		0.94%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.07%		0.00%	0.82%	0.00%		0.82%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%	0.00%	0.08%		0.00%	0.83%	0.00%		0.83%
Value Portfolio - Class A Shares	0.55%	0.00%	0.16%		0.00%	0.71%	0.00%		0.71%
American Century VP
Income & Growth Fund - Class I	0.70%	0.00%	0.00%		0.00%	0.70%	0.00%		0.70%
Inflation Protection Fund - Class I	0.47%	0.00%	0.01%		0.00%	0.48%	0.00%		0.48%
International Fund - Class I	1.41%	0.00%	0.02%		0.00%	1.43%	0.00%		1.43%
Ultra® Fund - Class I	1.00%	0.00%	0.01%		0.00%	1.01%	0.00%		1.01%
Value Fund - Class I	0.98%	0.00%	0.01%		0.00%	0.98%	0.00%		0.98%
VistaSM Fund - Class I	1.00%	0.00%	0.01%		0.03%	1.04%	0.00%		1.04%
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.05%		0.00%	0.80%	0.00%		0.80%
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75%	0.00%	0.13%		0.00%	0.88%	0.00%		0.88%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.14%		0.00%	0.79%	0.00%		0.79%
Dreyfus Socially Responsible Growth Fund - Initial Shares	0.75%	0.00%	0.10%		0.00%	0.85%	0.00%		0.85%
DWS Variable Series II
DWS Large Cap Value VIP - Class B shares	0.64%	0.25%	0.21%		0.00%	1.10%	0.00%		1.10%
DWS Dreman Small Mid Cap Value VIP - Class B shares	0.65%	0.25%	0.25%		0.09%	1.24%	0.00%		1.24%
DWS Investments VIT Funds
Small Cap Index VIP Fund	0.35%	0.00%	0.17	%(5)	0.05%	0.57%	0.00	%(5)	0.57%
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.56%	0.00%	0.09%		0.00%	0.65%	0.00%		0.65%
Equity-Income Portfolio - Initial Class	0.46%	0.00%	0.10%		0.00%	0.56%	0.00%		0.56%
Growth Portfolio - Initial Class	0.56%	0.00%	0.10%		0.00%	0.66%	0.00%		0.66%
High Income Portfolio - Initial Class	0.57%	0.00%	0.12%		0.00%	0.69%	0.00%		0.69%
Index 500 Portfolio - Initial Class	0.05%	0.00%	0.06%		0.00%	0.10%	0.00%		0.10%
Investment Grade Bond Portfolio - Initial Class	0.32%	0.00%	0.11%		0.00%	0.43%	0.00%		0.43%
Mid Cap Portfolio - Initial Class	0.56%	0.00%	0.10%		0.00%	0.66%	0.00%		0.66%

Money Market Portfolio - Service Class	0.17%	0.10%	0.09%	0.00%	0.36%		0.00%		0.36%
Overseas Portfolio - Initial Class	0.71%	0.00%	0.14%	0.00%	0.85%		0.00%		0.85%
Value Strategies Portfolio - Initial Class	0.56%	0.00%	0.14%	0.00%	0.70%		0.00%		0.70%
Franklin Templeton
Foreign Securities Fund - Class 2 shares (6)	0.64%	0.25%	0.15%	0.01%	1.05%		0.00%		1.05%
Global Real Estate Securities Fund - Class 2 shares (7)	0.80%	0.25%	0.32%	0.00%	1.37%		0.00%		1.37%
Mutual Global Discovery Securities - Class 1 Shares	0.80%	0.00%	0.17%	0.00%	0.97%		0.00%		0.97%
Mutual Shares Securities Fund - Class 2 shares	0.60%	0.25%	0.13%	0.00%	0.98%		0.00%		0.98%
Small Cap Value Securities Fund - Class 2 shares (6)	0.50%	0.25%	0.16%	0.01%	0.92%		0.00%		0.92%
Small-Mid Cap Growth Securities Fund - Class 2 shares (6)	0.50%	0.25%	0.29%	0.01%	1.05%		0.00%		1.05%
U.S. Government - Class 1 Shares (8)	0.48%	0.00%	0.03%	0.00%	0.51%		0.00%		0.51%
Invesco V.I.
Mid Cap Growth Fund - Series I Shares	0.75%	0.00%	0.33%	0.00%	1.08	%(9)	0.00	%(10)	1.08%
Global Health Care Fund- Series I Shares	0.75%	0.00%	0.37%	0.00%	1.12%		0.00	%(11)	1.12%
Technology Fund- Series I Shares	0.75%	0.00%	0.37%	0.00%	1.12%		0.00	%(11)	1.12%
JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	0.60%	0.00%	0.51%	0.00%	1.11%		0.00%		1.11%
Small Cap Core Portfolio - Class 1 Shares	0.65%	0.00%	0.30%	0.00%	0.95%		0.00%		0.95%
Neuberger Berman AMT
Large Cap Value Portfolio - I Class	0.85%	0.00%	0.28%	0.00%	1.13%		0.00	%(12)	1.13%
Mid-Cap Growth Portfolio - I Class	0.85%	0.00%	0.16%	0.00%	1.01%		0.00	%(12)	1.01%
Short Duration Bond Portfolio - I Class	0.65%	0.00%	0.17%	0.00%	0.82%		0.00	%(12)	0.82%
Small-Cap Growth Portfolio S Class Shares	1.15%	0.25%	0.80%	0.00%	2.20%		0.78	%(13)	1.42%
Socially Responsive Portfolio - I Class	0.85%	0.00%	0.21%	0.00%	1.06%		0.00	%(12)	1.06%
Oppenheimer Variable Accounts Funds
Balanced Fund/VA - Service Shares	0.75%	0.25%	0.16%	0.02%	1.18	%(14),(15)	0.24	%(14),(15)	0.94%
Main Street Small Cap Fund/VA® - Service Shares	0.69%	0.25%	0.14%	0.00%	1.08	%(16),(17)	0.00	%(17)	1.08%
Global Strategic Income Fund/VA - Service Shares	0.58%	0.25%	0.13%	0.07%	1.03	%(18),(19),(20)	0.06	%(19)	0.97%
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%		1.10%

Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%		1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%	0.00%		1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.00%	0.00%	0.90%	0.00%		0.90%
Van Eck Worldwide Insurance Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.26%	0.00%	1.26%	0.00	%(21)	1.26%
Global Bond Fund - Initial Class	1.00%	0.00%	0.22%	0.00%	1.22%	0.12	%(22)	1.10%
Global Hard Assets Fund - Initial Class	0.86%	0.00%	0.05%	0.01%	0.92%	0.00	%(23)	0.92%
Wells Fargo Advantage VT
Discovery Fund	0.70%	0.25%	0.23%	0.00%	1.18%	0.03	%(24)	1.15%
Opportunity Fund (25)	0.65%	0.25%	0.17%	0.00%	1.07%	0.07	%(26)	1.00%

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain Fund assets attributable to the Policies for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) The Manager has contractually agreed to reimburse expenses through April 30, 2013 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated.

(5) Through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.50% for Class A and 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses. The agreement may only be terminated with the consent of the fund’s Board.

(6) The investment manage has contractually agreed in advance to reduce its fees as a result of the fund’s investment in a Franklin Templeton money market fund (“Sweep Money Fund” shown above in column “Acquired fund fees”). This reduction will continue until at least April 30, 2013.

(7) The expense information in the table has been restated to reflect the expiration of the investment manager’s and administrator’s contractual agreement to limit their respective fees so that common annual fund operating expenses for each class of the fund (i.e., a combination of investment management fees, fund administration fees and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses ) do not exceed approximately 1.00% for the period ending April 30, 2012. The fund’s total annual operating expenses, after taking into account this contractual fee waiver agreement for the fiscal year ended December 31, 2011, as reflected in the fund’s financial highlights, were 1.23%.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) “Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one of more affiliated investment companies into the Fund.

(10) The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.90% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(11) The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.30% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.

(12) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(13) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 (December 31, 2020 for the Regency Portfolio) to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Guardian, Regency and Mid-Cap Growth Portfolios; 1.17% of the average daily net asset value of the Socially Responsive Portfolio; 1.30% of the average daily net asset value of International Large Cap Portfolio; 1.40% of the average daily net asset value of the Small-Cap Growth Portfolio; 1.50% of the average daily net asset value of the International Portfolio; and 1.75% of the average daily net asset value of the Real Estate Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(14) The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares.

(15) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

(16) The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non- Service shares and 1.05% for Service shares.

(17) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

(18) The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

(19) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds.

(20) The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

(21) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.50% of average daily net assets.

(22) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets

(23) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

(24) The Adviser has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

(25) Expenses have been adjusted from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

(26) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account.  We bear the full investment risk for all amounts allocated or transferred to the General Account.  We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare.  These rates will not be less than 4%.  The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments.  These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account.  Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so.  We have no specific formula for determining specific interest rates.  Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates.  We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month.  The rate declared on such amounts will remain in effect for 12 months.  At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date).  We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the General Account will not share in the investment performance of our General Account.  We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years.  This enhancement is not guaranteed, however, except in New York and Texas.  We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account.  We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account.  The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000.  We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

Because of the General Account transfer restrictions, it may take you several years to transfer all your Accumulated Value in the General Account to the subaccounts of the Separate Account.  You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account.  Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses.  Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets.  As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct.  If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value.  Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent.  The substituted portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future premiums, or both.  However, no such substitution will be made without any necessary approval of the SEC.  Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion.  Portfolios, which sell their shares to the subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account.  See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Separate Account invests in shares of certain portfolios.  Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Money Market Portfolio in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative.  There is no assurance that the Fidelity Variable Insurance Fund V Money Market Portfolio will be able to maintain a stable net asset value per share.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the portfolios will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please consult your registered representative.  You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios, which are available through the registered representatives that sell the Policies, or by contacting our Home Office.  You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	N/A
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	N/A
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	N/A
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None

AllianceBernstein Variable Products Series Fund, Inc.:
International Growth — Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value — Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value — Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value — Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Global Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP VistaSM Portfolio - Class I	Mid Cap Growth Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial Shares	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial Shares	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Large Cap Value VIP - Class B Shares	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Dreman Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
DWS Investments VIT Funds:
Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products Initial Class:
Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)

Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Global Real Estate Fund - Class 2 Shares	Sector Equity	Franklin Advisors, Inc.	None
Mutual Shares Securities Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Small Cap Value Securities Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Small-Mid Cap Growth Securities Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Mutual Global Discovery Securities Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
JPMorgan Insurance Trust:
International Equity Portfolio - Class 1 Shares	International Equity	J.P. Morgan Investment Management Inc.	None
Small Cap Core Portfolio - Class 1 Shares	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Small Cap Growth Portfolio S Class Shares	Small Cap Blend	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Oppenheimer Variable Account Funds
Balanced Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None

Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Global Bond Fund - Initial Class	Global Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios.  There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals.  The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies.  These percentages differ, and some advisers (or affiliates) may pay us more than others.  In 2011, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $0.0 to $41,090.00 per adviser/affiliate (this includes payments for services rendered in 2010 but not paid until 2011).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each portfolio’s prospectus.  Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The portfolios’ Investment Advisors Or Distributors.”  We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest.  The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments.  Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary.  In doing so we would comply with all applicable laws, including approval of Owners, if so required.   These changes include, among others:

1)              making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i)                                     operating the Separate Account as a management company under the 1940 Act;

(ii)                                  deregistering the Separate Account under the 1940 Act if registration is no longer required;

(iii)                               combining or substituting separate accounts;

(iv)                              transferring the assets of the Separate Account to another separate account or to the General Account;

(v)                                 making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

(vi)                              making other technical changes in the Policy to conform with any action described herein;

2)              if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones it replaced);

3)              eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)              transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)              modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred.  If you do not name a new subaccount, then we will use the Money Market Subaccount.  If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC.  In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares.  Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials.  We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner.   You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio).  The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time.  This means that a small vote portfolio shares in our own right.  If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners.  If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account.  The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York.  The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2011.

	Subaccount Effective Date	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002

Sentinel VPT
Balanced Fund	03/18/96	3.13%	11.19%	20.38%	-24.64%	7.46%	10.49%	4.71%	6.48%	22.63%	-11.06%
Bond Fund	03/18/96	6.09%	6.37%	10.09%	2.47%	6.09%	2.78%	1.00%	3.71%	4.91%	8.12%
Common Stock Fund	03/13/96	1.19%	14.77%	26.61%	-33.64%	9.22%	15.11%	6.69%	8.67%	30.26%	-18.07%
Mid Cap Growth Fund	03/13/96	2.70%	22.41%	29.43%	-46.54%	20.91%	4.66%	2.84%	11.33%	40.59%	-24.77%
Small Company Fund	03/13/96	2.10%	22.64%	26.01%	-32.90%	7.63%	15.14%	7.24%	14.88%	38.20%	-14.69%

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	-1.19%	13.01%	49.76%	-45.63%	32.34%	18.20%	13.43%	7.22%	33.52%	-34.50%
LargeCap Growth Portfolio - Class O Shares	03/13/96	-1.23%	12.38%	46.26%	-46.64%	18.87%	4.21%	11.04%	4.55%	33.96%	-33.59%
SmallCap Growth Portfolio - Class O Shares	03/13/96	-4.04%	24.18%	44.21%	-47.08%	16.19%	18.95%	15.84%	15.53%	41.08%	-26.88%

AllianceBernstein VPS
International Growth Fund - Class A shares	12/01/08	-16.60%	11.89%	38.34%	16.27%	N/A	N/A	N/A	N/A	N/A	N/A
International Value Fund - Class A shares	12/01/08	-19.97%	3.66%	33.48%	15.02%	N/A	N/A	N/A	N/A	N/A	N/A
Small/Mid Cap Value Fund - Class A shares	12/01/08	-9.21%	25.78%	41.58%	21.33%	N/A	N/A	N/A	N/A	N/A	N/A
Value Fund - Class A shares	12/01/08	-4.36%	10.82%	20.04%	13.55%	N/A	N/A	N/A	N/A	N/A	N/A

American Century VP
Income & Growth Fund	08/03/98	2.19%	13.13%	17.04%	-35.17%	-0.96%	16.05%	3.70%	11.98%	28.20%	-20.09%
Inflation Protection Fund	05/01/04	11.10%	4.46%	9.48%	-2.16%	8.72%	0.99%	0.92%	5.61%	N/A	N/A
International Fund	05/01/04	-12.83%	12.28%	32.57%	-45.32%	17.00%	23.91%	12.25%	13.27%	N/A	N/A
Ultra® Fund	05/01/04	0.17%	15.05%	33.28%	-42.01%	19.93%	-4.14%	1.26%	7.90%	N/A	N/A
Value Fund	08/03/98	0.12%	12.41%	18.79%	-27.43%	-5.99%	17.60%	4.10%	13.31%	27.81%	-13.40%
Vista Fund	05/01/04	-8.71%	22.78%	21.38%	-49.08%	38.52%	8.04%	7.17%	8.38%	N/A	N/A

Dreyfus
VIF Appreciation Portfolio - Initial Shares	05/01/04	8.04%	14.29%	21.47%	-30.18%	6.17%	15.44%	3.45%	3.49%	N/A	N/A
VIF Opportunistic Small Cap Portfolio - Initial Shares	05/01/04	-14.61%	29.98%	24.91%	-38.15%	-11.86%	2.85%	4.86%	9.27%	N/A	N/A
VIF Quality Bond Portfolio - Initial Shares	05/01/04	6.08%	7.41%	13.93%	-5.04%	2.61%	3.31%	1.57%	4.50%	N/A	N/A
Socially Responsible Growth Fund	12/01/00	0.00%	13.79%	32.56%	-35.01%	6.82%	8.23%	2.69%	5.26%	24.88%	-29.58%

DWS Variable Series II
DWS Large Cap Value VIP	05/01/04	-0.79%	11.13%	23.82%	-46.64%	-3.06%	17.16%	6.56%	12.70%	N/A	N/A
DWS Dreman Small Mid Cap Value VIP	05/01/04	-7.17%	21.57%	28.13%	-34.27%	1.75%	23.48%	8.80%	19.66%	N/A	N/A
Small Cap Index VIP	12/01/08	-5.27%	25.27%	25.44%	19.94%	N/A	N/A	N/A	N/A	N/A	N/A

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	-3.39%	16.17%	34.50%	-43.03%	16.54%	10.72%	15.90%	14.44%	27.32%	-10.16%
Equity-Income Portfolio - Initial Class	03/13/96	0.07%	14.12%	29.05%	-43.17%	0.62%	19.12%	4.92%	10.53%	29.17%	-17.69%
Growth Portfolio - Initial Class	03/13/96	-0.69%	23.07%	27.14%	-47.64%	25.83%	5.90%	4.86%	2.45%	31.66%	-30.73%

High Income Portfolio - Initial Class	03/13/96	3.11%	12.81%	42.67%	-25.66%	1.86%	10.25%	1.79%	8.61%	26.13%	2.52%
Index 500 Portfolio - Initial Class	05/01/97	1.13%	14.00%	25.48%	-37.56%	4.49%	14.70%	3.89%	9.63%	27.26%	-22.94%
Investment Grade Bond Portfolio - Initial Class	12/01/00	6.38%	6.84%	14.69%	-4.11%	3.41%	3.42%	1.28%	3.52%	4.27%	9.36%
Mid Cap Portfolio - Initial Class	05/01/04	-11.41%	27.69%	38.84%	-39.99%	14.59%	11.70%	17.25%	23.05%	N/A	N/A
Money Market Portfolio	05/01/11	-0.88%	-0.89%	-0.89%	0.98%	3.84%	3.78%	1.93%	0.05%	-0.15%	0.43%
Overseas Portfolio - Initial Class	03/13/96	-17.90%	12.11%	25.40%	-44.31%	16.26%	17.03%	17.99%	12.62%	42.09%	-20.99%
Value Strategies Portfolio - Initial Class	12/01/08	-9.62%	25.51%	56.18%	20.96%	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	-11.43%	7.44%	35.82%	-40.91%	14.42%	20.36%	9.19%	15.74%	N/A	N/A
Global Real Estate Fund - Class 2 shares	05/01/04	-6.49%	19.89%	18.02%	-42.91%	-21.57%	19.51%	12.47%	36.26%	N/A	N/A
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	-3.60%	11.24%	22.53%	3.92%	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund - Class 2 shares	05/01/04	-1.92%	10.20%	24.92%	-37.67%	2.55%	17.33%	9.57%	10.04%	N/A	N/A
Small Cap Value Securities Fund - Class 2 shares	05/01/04	-4.62%	27.08%	28.00%	-33.62%	-3.26%	15.94%	7.80%	20.44%	N/A	N/A
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	-5.68%	26.49%	42.29%	-43.01%	10.24%	7.73%	3.85%	9.86%	N/A	N/A
US Government Fund - Class 1 shares	12/01/08	5.01%	4.61%	2.42%	1.62%	N/A	N/A	N/A	N/A	N/A	N/A

Invesco V.I.
Capital Development Fund - Series I Shares	12/01/00	-8.73%	22.72%	41.17%	-48.54%	11.18%	15.08%	9.74%	12.33%	36.59%	-32.51%
Global Health Care Fund - Series I Shares	12/01/00	3.02%	4.35%	26.54%	-29.26%	10.85%	4.30%	7.19%	6.61%	26.64%	-25.13%
Technology Fund - Series I Shares	12/01/00	-5.90%	20.22%	55.99%	-45.00%	6.74%	9.50%	1.27%	3.70%	44.00%	-47.32%

JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	08/03/98	-12.24%	6.20%	33.71%	-41.88%	8.35%	20.95%	9.71%	17.31%	31.26%	-19.04%
Small Cap Core Portfolio - Class 1 Shares	08/03/98	-5.62%	25.99%	21.48%	-32.59%	-6.52%	13.98%	2.50%	26.03%	34.77%	-22.35%

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	-0.42%	27.95%	30.42%	-43.88%	21.43%	13.67%	12.73%	15.54%	N/A	N/A
Partners Portfolio - I Class	08/03/98	-12.15%	14.63%	54.68%	-52.82%	8.36%	11.24%	17.00%	17.91%	33.88%	-24.82%
Short Duration Bond Portfolio - I Class	05/01/04	-0.60%	4.35%	12.32%	-14.20%	3.83%	3.27%	0.54%	0.02%	N/A	N/A
Small-Cap Growth Portfolio S Class Shares	05/01/04	-1.94%	18.54%	21.66%	-40.02%	-0.39%	4.32%	1.98%	9.79%	N/A	N/A
Socially Responsive Portfolio - I Class	12/01/08	-3.94%	21.76%	30.25%	10.91%	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer
Balanced/VA - Service shares	12/01/08	-0.51%	11.67%	20.51%	9.03%	N/A	N/A	N/A	N/A	N/A	N/A
Main Street Small Cap/VA - Service shares	12/01/08	-3.25%	21.96%	35.66%	21.20%	N/A	N/A	N/A	N/A	N/A	N/A
Global Strategic Income/VA - Service shares	12/01/08	-0.25%	13.75%	17.35%	5.48%	N/A	N/A	N/A	N/A	N/A	N/A

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	0.46%	14.97%	40.53%	-43.16%	11.48%	8.36%	4.70%	8.22%	N/A	N/A
Equity Income Portfolio - Class II shares	05/01/04	-1.90%	13.72%	24.13%	-36.84%	2.11%	17.59%	2.77%	12.48%	N/A	N/A
Health Sciences Portfolio - Class II shares	05/01/04	9.40%	14.28%	30.18%	-29.81%	16.66%	7.47%	12.14%	3.95%	N/A	N/A
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	-1.21%	12.70%	30.94%	9.23%	N/A	N/A	N/A	N/A	N/A	N/A

Van Eck Worldwide Insurance Trust
Emerging Markets - Initial Class	12/01/08	-26.40%	25.71%	111.28%	12.35%	N/A	N/A	N/A	N/A	N/A	N/A
Global Bond - Initial Class	12/01/08	7.18%	5.25%	5.04%	6.59%	N/A	N/A	N/A	N/A	N/A	N/A
Global Hard Assets - Initial Class	12/01/08	-17.19%	28.08%	56.13%	12.13%	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo Advantage VT
Discovery Fund	03/01/99	0.10%	35.11%	39.86%	-44.53%	21.93%	14.28%	9.25%	18.77%	33.79%	-37.75%
Opportunity Fund	03/01/99	-5.82%	23.36%	47.26%	-40.29%	6.29%	11.86%	7.54%	17.84%	36.57%	-27.05%

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) The Manager has contractually agreed to reimburse expenses through April 30, 2013 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated.

(5) Through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.50% for Class A and 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses. The agreement may only be terminated with the consent of the fund’s Board.

(6) The investment manage has contractually agreed in advance to reduce its fees as a result of the fund’s investment in a Franklin Templeton money market fund (“Sweep Money Fund” shown above in column “Acquired fund fees”). This reduction will continue until at least April 30, 2013.

(7) The expense information in the table has been restated to reflect the expiration of the investment manager’s and adminstrator’s contractual agreement to limit their respective fees so that common annual fund operating expenses for each class of the fund (i.e., a combination of investment managment fees, fund administration fees and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses ) do not exceed approximately 1.00% for the period ending April 30, 2012. The fund’s total annual operating expenses, after taking into account this contractual fee waiver agreement for the fiscal year ended December 31, 2011, as reflected in the fund’s financial highlights, were 1.23%.

(8) The Fund administration fee is paid indirectly throuhg the management fee.

(9) “Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one of more affiliated investment companies into the Fund.

(10) The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.90% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(11) The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.30% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.

(12) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(13) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 (December 31, 2020 for the Regency Portfolio) to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Guardian, Regency and Mid-Cap Growth Portfolios; 1.17% of the average daily net asset value of the Socially Responsive Portfolio; 1.30% of the average daily net asset value of International Large Cap Portfolio; 1.40% of the average daily net asset value of the Small-Cap Growth Portfolio; 1.50% of the average daily net asset value of the International Portfolio; and 1.75% of the average daily net asset value of the Real Estate Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(14) The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares.

(15) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

(16) The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non- Service shares and 1.05% for Service shares.

(17) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

(18) The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

(19) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds.

(20) The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

(21) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.50% of average daily net assets.

(22) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets

(23) For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

(24) The Adviser has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

(25) Expenses have been adjusted from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

(26) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge.   The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

THE POLICY

We describe our basic Policy below.  There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy.  Please consult your Policy for its specific terms.  We no longer sell the Policy.

Ownership and Beneficiary Rights.  The Policy belongs to the Owner named in the application.  The Owner is the Insured unless a different Owner is named in the application or thereafter changed.  While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us.  If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.  The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.  The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy.  Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy.  Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.  Purchasing the Policy in part for such purposes entails certain risks.  See “Summary of the Principal Risks of Purchasing a Policy.”  Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose.  Using a Policy for a specialized purpose may have tax consequences.  See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized.  The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6).  In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS.  We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “section 419 plans.”  We recommend that you seek independent advice on tax consequences.  In the case of Policies owned by these section 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans.  The Policy includes attributes such as tax deferral on accumulated earnings.  Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan.  Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits.  In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus.  Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium.  No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums.  Each premium payment must be at least $50.  You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments.  You may request us to send a premium reminder notice at the specified interval.  You may change the Planned Periodic Premium frequency and amount.  Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”  We may allow, in certain situations, Automatic Payment Plan payments of less than $50.  We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule.  You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section).  Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force.  Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value.  Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the guaranteed death benefit rider, in either case as long as you have paid the Minimum Guarantee Premium, or you have purchased the

No Lapse Guaranty Rider, as long as you have paid the cumulative monthly guarantee premium into the General Account, or you have elected, have met the exercise conditions and have exercised the overloan protection rider).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment.  You may not make premium payments after the Insured reaches Attained Age 99.  However, we permit loan repayments after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk.  This will produce lower cost of insurance charges against the Policy.  Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk.  However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges.  Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations.  The Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits.  In no event can the total of all premiums paid under a Policy exceed these limits.  If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy.  We will promptly refund the excess to you.  In cases of premiums paid by check, we will wait until your check has cleared.  If you have an outstanding loan, we may instead apply the payment as a loan repayment.  Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time.  As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.  To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

Allocation of Net Premiums.  The Net Premium equals the premium paid less the Premium Tax Charge.  In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account.  You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See “Telephone Transaction Privilege,” below).  If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.  You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%.  We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect.  Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

The values of the subaccounts will vary with their investment experience.  You bear the entire investment risk.  Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below).  Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office.  Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.  We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day.   In general, you may, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account.  For transfers from the General Account to the Separate Account, see “The General Account,” above.

Currently an unlimited number of transfers are permitted without charge.  We have no current intent to impose a transfer charge in the foreseeable future.  However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year.  We may do this if the expense of administering transfers becomes burdensome.  All transfers requested during one Valuation Period are treated as one transfer transaction.  If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or 12 free transfers in any Policy Year:

•                  transfers resulting from Policy loans,

•                  transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features, and

•                  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below.

Under present law, transfers are not taxable transactions.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, or if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone.  We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine.  If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if we do not follow these reasonable procedures.  The procedures to be followed for telephone transfers will include one or more of the following:

•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available.  Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us to our Home Office, at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to our Home Office, on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Disruptive Trading

Policy.  The Policies are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios).  These risks include:

•              the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

•              an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

•              increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios.  We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies.  The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the portfolios describe any such policies and procedures.  The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.  If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants.  The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios.  In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Policy.  During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Transfer Right for Change in Investment Policy.  If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Exchange Right for Connecticut Residents.  For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account.  Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features.  Only one of these features may be active for any single Policy at any time.  We are not legally obligated to continue to offer these features.  Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market subaccount to any other subaccounts on a monthly basis.  You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

Portfolio Rebalancing.  This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.  You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.  In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time.  It is equal to the sum of the Policy’s values in the Separate Account and the General Account.  The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value.  There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account.  Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•             the Net Premiums paid,

•             the investment performance of the portfolios you have chosen,

•             the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

•             any transfers,

•             any Withdrawals,

•             any loans,

•             any loan repayments,

•             any loan interest charged, and

•             charges assessed on the Policy.

Determination of Number of Units for the Separate Account.  Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn.  The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time.  For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value.  The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

Net Investment Factor.  Each subaccount of the Separate Account has its own Net Investment Factor.  The Net Investment Factor measures the daily investment performance of the subaccount.  The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See “Charges and Deductions - Mortality and Expense Risk Charge,” below.)

Calculation of Accumulated Value.  The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day.  On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue.  On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)              The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)              The value attributable to the Policy in the General Account (See “The General Account,” above).

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

DEATH BENEFIT

General.  As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured’s death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy.  You may choose to have the proceeds paid in cash or under one of the available settlement options.  (See “Payment of Policy Benefits,” below.)  The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds.  Your Beneficiary will receive interest on the proceeds deposited in that account.

Death Benefit Options.  The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A.  The Unadjusted Death Benefit is equal to the greater of:

(a)          the Face Amount of the Policy, and

(b)         the Accumulated Value multiplied by the specified percentage shown in the table below:

Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75 and over	105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%.  Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50.  Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).  Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B.  The Unadjusted Death Benefit is equal to the greater of:

(a)      the Face Amount of the Policy plus the Accumulated Value, and

(b)         the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value.  As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000).  Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Which Death Benefit Option to Choose.  If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option.  After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request.  There is no charge to change the Death Benefit option.  The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request.  Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk.  In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value.  In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value.  The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged.  However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made.  In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary.  The amount of the Death Benefit may vary with the Accumulated Value.  The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy.  The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Optional Additional Protection Benefit Rider.  As discussed in more detail under “Optional Benefits,” below, we offer an additional protection benefit rider.  This rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy.  Under this rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)          Face Amount of the base Policy plus the additional protection benefit amount; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)          Face Amount of the base Policy plus the additional protection benefit amount described in the rider plus the Accumulated Value; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the additional protection benefit rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements.  It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us.  There are some limits on your ability to effect increases or decreases, which are discussed below.  The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request.  The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form.  Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1.  An increase or decrease in Face Amount may have federal tax consequences.  Consult a tax advisor before increasing or decreasing the Face Amount.  The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase.  A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000).  You may not increase the Face Amount after the Insured’s Attained Age 85.  To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due.  If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease.  The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease.  The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000.  If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)          first, the increase in Face Amount provided by the most recent increase;

(b)         then, the next most recent increases, in inverse chronological order; and

(c)          finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds.  During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option.  These choices are also available upon surrender of the Policy for its Cash Surrender Value.  If you do not make an election, payment will be made in a lump sum.  The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option.  If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.  If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the checkbook referred to below.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account.  We fund the check writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  We may profit from amounts left in the interest bearing special account.  Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the checkbook within seven days of when we placed the proceeds into that account, and the payee will receive any interest on the proceeds placed in that account.  There is no guaranteed interest rate credited to the proceeds placed into that account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the Statement of Additional Information.  Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

PAYMENT OF PROCEEDS

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)          the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)          except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We may defer the determination or payment of amounts from the General Account for up to six months.  For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day.  Please remember that we must receive a transaction request at our Home Office before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day.  If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about your account to government regulators.  We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General.  You may at any time borrow money from us using the Policy as the only security for the loan.  The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive.  To take a loan, you should send us a written request at our Home Office.  If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000.  We will normally pay loan proceeds within seven days of a valid loan request.

Interest Rate Charged.  We charge interest on Policy loans at the fixed rate of 6% per year.  We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year.  When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral.  When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan.  You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral.  If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts.  If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you.  Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount.  Loan interest will be added to the Policy loan.  We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account.  At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral.  As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law.  The rate will apply to the calendar year which follows the date of determination.

Preferred Policy Loans.  We make preferred Policy loans available at the beginning of the eleventh Policy Year.  The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%.  All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans.  Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans.  If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan.  We are not obligated to make preferred loans available, and will make such loans available at our sole discretion.  Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans.  Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11.  In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years.  This enhancement is not guaranteed, however, except for Policies issued in New York.  This enhancement will only be credited to Collateral for non-preferred Policy loans.  Upon prior notice to Owners, we may, in our sole discretion, decide not to credit the enhancement.

Effect of Policy Loan.  Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy.  The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable.  It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account.  Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account.  The longer a loan is outstanding, the greater the effect a Policy loan is likely to have.  The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments.  We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment.  In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding.  The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value.  Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse.  (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.)  In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans.  We will accept transfers of existing policy loans on Policies that qualify as § 1035 exchanges.  The loan will be limited to 50% of the Accumulation Value of the transfer.  The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations.  Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution.  In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)  The tax consequences of a Preferred Loan from a Policy that is not a Modified Endowment Contract are uncertain.  You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured.  The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge.  We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy.  You may not request a surrender over the telephone or by facsimile.  Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us.  We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order.  However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time.  The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100.  The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  A Withdrawal charge may be deducted from the amount of the Withdrawal.  For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account.  If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount.  If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you.  You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A.  The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000.  Assume that you take a Withdrawal of $10,000. The  amount we pay you will be $10,000.  The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal.  The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000).  The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal.  Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced.  The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50).  Assume that you take a Withdrawal of $10,000.  The amount we pay to you will be $10,000.  The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000).  The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the Withdrawal.  Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B.  The Face Amount will never be decreased by a Withdrawal.  A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000).  Assume you take a Withdrawal of $20,000.  The amount we pay to you will be $20,000.  The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000).  The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5).  Assume you take a Withdrawal of $60,000.  The amount we pay to you will be $60,000.  The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or  $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or  $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000.  The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.)  Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse.  (See “Lapse and Reinstatement,” below.)  A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy.  Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office or, partial Withdrawals, by facsimile.  You may not request a Withdrawal over the telephone.  We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid.  In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive the Withdrawal Charge in connection with such Withdrawal.  However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse.  When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value.  However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional guaranteed death benefit rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.  If you purchase the guaranteed death benefit rider, your Minimum Guarantee Premium will be higher than if you do not purchase the guaranteed death benefit rider.  (See “Optional Benefits,” below).

Another way of protecting the Policy against the possibility of lapse is to purchase the no-lapse guarantee rider, which will guarantee that the Policy will not lapse if you have paid the cumulative monthly guarantee premium into the General Account.  The Monthly Guarantee Premium under the no-lapse guarantee rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this rider.  You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised.  (See “Optional Benefits” below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice.  The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period.  To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.  Our notice will specify the payment required to keep the Policy in force.  Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement.  A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period.  To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement.  The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved.  Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy.  The Policy will be reinstated with the same Date of Issue as it had prior to the lapse.  None of the five year no lapse guarantee, the guaranteed death benefit rider or the no-lapse guarantee rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value.  Certain of the charges depend on a number of variables.  The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy.  We intend to profit from these charges.

Services and benefits we provide include:

•                  the death benefits, cash and loan benefits provided by the Policy;

•                  the funding choices, including net premium allocations, dollar-cost averaging programs and automatic asset rebalancing programs;

•                  the administration of various elective options under the Policy (including any riders); and

•                  the distribution of various reports to Owners.

Costs and Expenses we incur include:

•                  those associated with underwriting applications and changes in Face Amount and any riders;

•                  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);

•                  sales and marketing expenses;

•                  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•                  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

•                  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Tax Charge

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.  This amount may be greater than the premium tax assessed in your state.  State premium taxes currently range from 0 to 3.5%.  For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848.  Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income.  The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

Deferred Administrative Charge.  The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase.  After the first five Policy Years since issue or increase, it declines linearly by policy month through the end of Policy Year 15 following issue or increase, after which it is zero.  Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

Sample	Charge per $1,000
Issue Age	of Face Amount
0 – 5	None
10	$0.50
15	$1.00
20	$1.50
25 – 85	$2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

Deferred Sales Charge.  The deferred sales charges are presented in Appendix B to this prospectus.  Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount.  There will be a deferred sales charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase.  Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount.  Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by policy month until the end of the fifteenth Policy Year.

To illustrate the calculation of a Policy’s Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

Deferred Administrative Charge.  The deferred administrative charge for the first five Policy Years is $200.  This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face

Amount of $100,000 ($2.00 x (100,000/1,000)).  The deferred administrative charge reduces linearly by policy month in Policy Years 6 through 15.  Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred administrative charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)).  After completion of the 15th Policy Year, the deferred administrative charge is zero.  The schedule of deferred administrative charges in effect for the first fifteen Policy Years is shown in the Policy.

Deferred Sales Charge.  The deferred sales charge in effect for the first five Policy Years is $826.  This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 × (100,000 ÷ 1,000)).  The deferred sales charge reduces linearly by month in Policy Years 6 through 15.  Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge.  For example, the deferred sales charge in the first month of the 8th Policy Year (the 25th  month after the end of the 5th Policy Year) will be $655.34 ($826 — ($826 × (25/121))).  After the completion of the 15th Policy Year, the deferred sales charge is $0.  The schedule of deferred sales charges in effect for the first fifteen Policy Years is shown in the Policy.

Surrender Charges for Policies Issued Prior to December 1, 2000.  For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1)              Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

(i)       30% of the premiums actually received up to one Surrender Charge target premium, plus

(ii)      10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus

(iii)     9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2)              There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date.  The Monthly Deduction consists of three components:

(a)          the cost of insurance charge;

(b)         the Monthly Administrative Charge; and

(c)          the cost of any additional benefits provided by rider.  The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from policy month to policy month, the Monthly Deduction will also vary.  We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount.  If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge.  The cost of insurance charge is the primary charge for the death benefit provided by your Policy.  We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month.  Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month.  We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk.  The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value.  It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died.  The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%.  We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates.  The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•                                          the Insured’s Attained Age,

•                                          the Insured’s sex,

•                                          the Insured’s Rate Class, and

•                                          the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

Current Cost of Insurance Rates and How They are Determined.   The actual cost of insurance rates used (“current rates”) will depend on:

•                                          the Insured’s Issue Age,

•                                          the Insured’s sex,

•                                          the Insured’s Rate Class,

•                                          the Policy’s Duration,

•                                          the Policy’s size, and

•                                          the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal.  Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal.  Cost of insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods.  We periodically review the adequacy of our current cost of insurance rates and may adjust their level.  However, the current rates will never exceed guaranteed maximum cost of insurance rates.  Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the additional protection benefit rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base Policy.  See the description of the rider under “Optional Benefits,” below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class.  The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates.  We currently place Insureds into the following Rate Classes:

•                                          elite preferred nonsmoker,

•                                          preferred nonsmoker,

•                                          standard nonsmoker,

•                                          preferred smoker,

•                                          standard smoker,

•                                          juvenile, and

•                                          substandard.

Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20.  Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class.  If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

•                                          those with Face Amounts less than $250,000;

•                                          those with Face Amounts between $250,000 and $999,999, inclusive; and

•                                          those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

Monthly Administrative Charge.  We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction.  In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Optional Benefit Charges.  The Monthly Deduction will include charges for any additional benefits added to the Policy.  The monthly charges are specified in the applicable rider and are set forth in the “Fee Table” section above.  The available riders are listed under “Optional Benefits”.  We discuss the charges for certain of the riders below.

•                  The charge for the additional protection benefit rider equals the additional protection benefit amount added by the rider times a cost of insurance rate for the Insured.

•                  The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount.

•                 The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.

•                  The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

Separate Account Enhancement.  We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account.  This enhancement is not guaranteed (except in New York and Texas), however.  It will only be continued if our mortality and expense experience with the Policies justifies it.  We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the enhancement.

Mortality and Expense Risk Charge

We deduct a daily Mortality and Expense Risk Charge from the Separate Account to compensate us for the mortality and expense risks we incur under the Policy at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

Withdrawal Charge

Although we do not currently assess such a charge, we may assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount.  The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Charge

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account.  Transfers from the General Account to the Separate Account are permitted within the limits described in “The General Account”, below. Currently there is no charge for any transfers.  We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (12 transfers in New York) in any Policy Year.  We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred.  We would treat all transfers requested on the same Valuation Date as one transfer transaction.  Any future transfer charge will not apply to transfers resulting from:

•                                          Policy loans,

•                                          the exercise of the transfer rights described under “Other Transfer Rights”, above

•                                          the initial reallocation of account values from the Money Market Subaccount to other subaccounts and

•                                          any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five or 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request.  This report will project future values and future Death Benefits for the Policy.  We will notify you in advance of the amount of the charge.  You may elect to pay the charge in advance.  If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value.  The net asset value of those shares reflect management fees and expenses already deducted from the assets of the portfolios.  Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above.  More detailed information is contained in the portfolios’ prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Policies.  You do not directly pay these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders.  Election of any of these riders involves an additional cost.  The riders are subject to the restrictions and limitations set forth in the applicable Policy riders.  The following riders are available under the Policy.

•                                          Additional Protection Benefit Rider

•                                          Guaranteed Death Benefit Rider

•                                          No-Lapse Guarantee Rider

•                                          Waiver of Monthly Deductions Rider

•                                          Accidental Death Benefit Rider

•                                          Guaranteed Insurability Option Rider

•                                          Rider for Disability Benefit — Payment of Mission Costs

•                                          Accelerated Care Rider

•                                          Chronic Care Protection Rider

•                                          Accelerated Benefit Rider

•                                          Overloan Protection Rider

Any one of these riders may not be available in your states and the terms of the rider may vary by state.  We describe certain of the riders below.  More information about the riders is available from your agent and in the Statement of Additional Information.

Additional Protection Benefit

If this rider has been approved in your state, the additional protection benefit rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this rider for Insureds from ages 0 to 85.  This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The additional protection benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the guaranteed death benefit rider).

As discussed under the “Death Benefit,” above, the base Policy’s Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions.  The additional protection benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)          Face Amount of the base Policy plus the additional protection benefit amount; and

(b)         The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)          Face Amount of the base Policy plus the additional protection benefit amount plus the Accumulated Value; and

(b)         The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order.  With respect to base coverage and additional protection benefit coverage with the same effective date, decreases will be performed against the additional protection benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the additional protection benefit rider can offer a cost savings over adding coverage to the base Policy.  Specifically, there is no Surrender Charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy.  However, except where a particular state has not yet approved National Life’s most current form of the rider, the Death Benefit coverage provided by the additional protection benefit rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the guaranteed death benefit rider.  In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years as long as you pay the Minimum Guarantee Premium.  Furthermore, if the coverage provided by the rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state’s law.  The guaranteed cost of insurance rates associated with this rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the additional protection benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements.  It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The rider will not terminate if the Additional Protection Death Benefit becomes zero.  The rider is not available if a no-lapse guarantee rider applies to the Policy.

Guaranteed Death Benefit

If you choose this rider, we will guarantee that the Policy will not lapse prior to the Insured’s Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy’s investment performance.  To keep this rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue.  The Minimum Guarantee Premium for Policies with the guaranteed death benefit rider will be higher than for those without the guaranteed death benefit rider, all other things being equal.  We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the rider in force.  The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid.  The rider will be cancelled if a sufficient premium is not paid during that 61-day period.  If cancelled, the rider cannot be reinstated.

Additional information relating to the guaranteed death benefit rider is provided in the Statement of Additional Information.

No-Lapse Guarantee

If you elect the no-lapse guarantee rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the rider.  The no-lapse guarantee ensures that the Death Benefit will be payable as long as the rider is in force.  An example of how the rider works is included after “Effect of Transfers out of General Account,” below.

Availability.  This rider is available only at issue, for Issue Ages 0-85.  This rider is not available with the guaranteed death benefit rider, and is currently not available with the additional protection benefit rider.  Once elected, the rider may be cancelled at any time by sending written instructions to cancel the rider to National Life’s Home Office.

Condition to keeping the Rider in Force.  In order to have the guarantee continue to apply, you must make at least a specified level of premium payments that are allocated to the Policy’s General Account.

When you elect the no-lapse guarantee rider, we will tell you the required level of premium payments that must be allocated to the General Account.  We call this amount the cumulative monthly guarantee premium.  We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date.  If there have been sufficient premium payments allocated to the General Account, you then may allocate excess premium payments to the Separate Account.

Mechanics of the Rider.  As described in your rider, the cumulative monthly guarantee premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue.  We will tell you what your initial Monthly Guarantee Premium is when we issue the rider.   When we check your Policy for the cumulative monthly guarantee premium, we will compare your cumulative monthly guarantee premium to your Cumulative Monthly General Account Premium.  Your cumulative monthly guarantee premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the cumulative monthly premium in the Statement of Additional Information).  To keep your rider in force, on each Monthly Policy Date, your cumulative monthly guarantee premium must at least equal the cumulative monthly general account premium.

Comparison to guaranteed death benefit rider.  This no-lapse guarantee rider is not available simultaneously with the guaranteed death benefit rider. The no-lapse guarantee rider is similar to the guaranteed death benefit rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the rider in force.  The riders are different in a few key areas as follows:

•                  The no-lapse guarantee rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the rider, after which you may allocate money to the subaccounts.  The guaranteed death benefit rider does not place any restrictions on where money is allocated.

•                  The no-lapse guarantee rider provides a guarantee period for your whole life.  The guaranteed death benefit rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

•                  The no-lapse guarantee rider requires that all Monthly Deductions be directed to the General Account.  The guaranteed death benefit rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

•                  The cost of the no-lapse guarantee rider is $0.05 per thousand of Face Amount per month, while the cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month.

Other Possible Products.  Features similar to the no-lapse guarantee rider are available in other products that do not offer subaccount options, including National Life’s NLG120 policy.  If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NLG120 or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the no-lapse guarantee rider is provided in the Statement of Additional Information.

Accelerated Care Rider

We offer an optional accelerated care rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any additional protection benefit amounts, if the Insured becomes “chronically ill”.  A full description of the accelerated care rider is provided in the Statement of Additional Information.

Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy, including any additional protection benefit amounts, has been accelerated. A full description of the chronic care protection rider is also provided in the Statement of Additional Information.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.  Again, a full description of the Accelerated Benefit rider is provided in the Statement of Additional Information.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses.  There is no charge for electing the rider, but you will be charged if the rider is exercised.  See Appendix C for more information about the rider.

Availability.  This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered.  This rider is available regardless of the other riders elected.  Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider.  As described in your rider, the rider may be exercised if all the following conditions are met:

1.               the Attained Age of the Insured is greater than or equal to 75; and

2.               the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and

3.               outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

4.               the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met.  The rider must be exercised within sixty days of the date we mail notification.  If it is not, the rider will terminate.

Other Effects of Exercise.  All values from the Separate Account will be transferred to the General Account.  No further transfers from the General Account to the Separate Account may be made.   No additional premiums may be paid into the policy.  Withdrawals will no longer be allowed.  Monthly Deductions will cease.  Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate.  The policy Death Benefit Options will be switched to Option A if Option B is in effect.  No adjustments will be made to the policy Face Amount.  No further change in Death Benefit Option will be permitted.

Other Possible Products.  Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy.  If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then Ultra or another non-variable universal life policy may be more cost effective for you.

Termination.  This rider will terminate on the earliest of:

•              the date that your Policy terminates or matures (depending on the state of issue);

•              60 days following our mailing of notification that the conditions for exercising this rider have been met; or

•              the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters.  With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse.  Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.  You should consult a tax advisor before exercising the Overloan Protection Rider.

Additional information relating to the overloan protection rider is provided in the Statement of Additional Information.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements.  There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy.  In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the Chronic Care rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear.   If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets.  While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the separate account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General.   National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary.  Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.  A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences.  A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution.  The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”.  Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.  In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.”  A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount.  If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy.   A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years.  To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  An Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)           All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)           Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)           A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, all distributions that occur during the Policy Year in which the policy becomes a modified endowment contract and all subsequent distributions will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income.  However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with loans (like preferred loans available under the Policy beginning in the 11th Policy Year) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest paid on any loan under a Policy will not be deductible.  If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly.  Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider.  Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  You should consult a tax adviser as to the tax risks associated with the overloan protection rider.  See Appendix C for more information about the rider

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy.  Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the Policy.  You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.  The Policy is not for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy.   Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.  The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2012, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,120,000 and 35%, respectively.  After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions).  This would result in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income.  Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from the Contract.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders.  For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the subaccounts or to the policies.  National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought.   FINRA, the regulatory agency with jurisdiction over ESI, the distributor of the contracts, has filed a complaint against ESI alleging that ESI failed to comply with certain requirements of Regulation S-P under the Securities Exchange Act of 1934 (the “ ‘34 Act”).   This matter is pending resolution.    Although we cannot predict the outcome of this, or any other legal or regulatory proceedings with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on it or the Separate Account, or on the ability of ESI to perform its obligations under the distribution agreement, described below.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies.  Pursuant to this agreement, ESI serves as principal underwriter for the Policies.  ESI sells the Policies through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell and service the Policies through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  VariTrak is no longer offered to new owners.

ESI’s registered representatives who sold the Policy are required to be registered with FINRA and with the states in which they do business at the same time of the sale.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies.  The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount.  For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, received commissions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount.  In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount.  For Policy Years 2 through 10, the maximum commission will be 4% of the premiums paid.  For Policy Year 11 and after, the commission will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commission will be 50% up to the target amount for the increase.  A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered representative for further information about what your registered representative and the selling broker-dealer which he or she works may receive in connection with your purchase of a Policy.

This Policy is no longer offered to new owners.  However, during the period of time when this Policy was offered to new owners, National Life may have provided loans to unaffiliated broker-dealers, who in turn may have provided loans to their registered representatives, to finance business development, and may have provided further loans or may have forgiven outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality.

From time to time we may have offered specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may have passed through some or all of these incentives to their registered representatives.  These incentives may have taken the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses were attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may have contributed amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may have been based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

The DWS (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Policies, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Separate Account assets invested in the particular fund.

Fidelity’s Variable Insurance Products V Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Separate Account assets invested in the Fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability.  The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law).  Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex.  If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law.  The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement.  If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured’s death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses  for the portfolios, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these General Account benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies.  The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life.  The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy.  It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues.  To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.
Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the

Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium

The monthly amount used to determine the Minimum Guarantee Premium.  This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected.  It is stated in each Policy.

Monthly Administrative Charge

A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses.  In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date.  It includes the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Tax Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which the Owner plans to pay at the frequency selected.  The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium.  The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.
Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

Rate Class

The classification of the Insured for cost of insurance purposes.  The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Riders	Optional benefits that an Owner may elect to add to the Policy at an additional cost.

Separate Account	National Variable Life Insurance Account.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage.  The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death.  The Death Benefit option is selected at time of application but may be later changed.

Valuation Day

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC.  Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.  A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 pm Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal

A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy.  If assessed, the Withdrawal Charge will be deducted from the Withdrawal Amount.

APPENDIX A

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account.  The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%.  These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 45 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000, paid at the beginning of each Policy Year.  The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class because the cost of insurance charges is higher for these classes.  Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years.  The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement and the Mortality and Expense Risk Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.  The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.92%, is 1.82%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.69%, which represents a simple average of the fees incurred by the Portfolios during 2011, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2011, and expenses of 0.16%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2011. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts.  If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made.  The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative.  The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	S TANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.82%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,949	549	250,000	1,949	549	250,000
2	6,458	3,804	1,878	250,000	3,804	1,878	250,000
3	9,930	5,561	3,343	250,000	5,561	3,343	250,000
4	13,577	7,219	4,731	250,000	7,219	4,731	250,000
5	17,406	8,771	6,206	250,000	8,771	6,206	250,000
6	21,426	10,213	7,902	250,000	10,213	7,902	250,000
7	25,647	11,533	9,477	250,000	11,533	9,477	250,000
8	30,080	12,716	10,914	250,000	12,716	10,914	250,000
9	34,734	13,752	12,205	250,000	13,752	12,205	250,000
10	39,620	14,622	13,329	250,000	14,622	13,329	250,000
11	44,751	15,314	14,275	250,000	16,281	15,243	250,000
12	50,139	15,811	15,027	250,000	17,818	17,034	250,000
13	55,796	16,106	15,576	250,000	19,239	18,709	250,000
14	61,736	16,183	15,907	250,000	20,612	20,336	250,000
15	67,972	16,017	15,996	250,000	21,914	21,893	250,000
16	74,521	15,582	15,582	250,000	23,080	23,080	250,000
17	81,397	14,848	14,848	250,000	24,177	24,177	250,000
18	88,617	13,772	13,772	250,000	25,142	25,142	250,000
19	96,198	12,303	12,303	250,000	25,912	25,912	250,000
20	104,158	10,385	10,385	250,000	26,499	26,499	250,000
25	150,340				26,636	26,636	250,000
30	209,282				17,960	17,960	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	3,150	2,092	692	250,000	2,092	692	250,000
2	6,458	4,208	2,282	250,000	4,208	2,282	250,000
3	9,930	6,346	4,128	250,000	6,346	4,128	250,000
4	13,577	8,504	6,016	250,000	8,504	6,016	250,000
5	17,406	10,674	8,109	250,000	10,674	8,109	250,000
6	21,426	12,853	10,542	250,000	12,853	10,542	250,000
7	25,647	15,026	12,970	250,000	15,026	12,970	250,000
8	30,080	17,179	15,377	250,000	17,179	15,377	250,000
9	34,734	19,298	17,751	250,000	19,298	17,751	250,000
10	39,620	21,364	20,071	250,000	21,364	20,071	250,000
11	44,751	23,361	22,322	250,000	24,367	23,329	250,000
12	50,139	25,269	24,485	250,000	27,415	26,630	250,000
13	55,796	27,076	26,546	250,000	30,516	29,986	250,000
14	61,736	28,765	28,490	250,000	33,740	33,464	250,000
15	67,972	30,305	30,284	250,000	37,072	37,050	250,000
16	74,521	31,666	31,666	250,000	40,454	40,454	250,000
17	81,397	32,811	32,811	250,000	43,956	43,956	250,000
18	88,617	33,693	33,693	250,000	47,525	47,525	250,000
19	96,198	34,252	34,252	250,000	51,109	51,109	250,000
20	104,158	34,424	34,424	250,000	54,723	54,723	250,000
25	150,340	26,935	26,935	250,000	73,451	73,451	250,000
30	209,282				90,772	90,772	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.03%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	3,150	2,139	739	250,000	2,139	739	250,000
2	6,458	4,347	2,421	250,000	4,347	2,421	250,000
3	9,930	6,623	4,404	250,000	6,623	4,404	250,000
4	13,577	8,969	6,481	250,000	8,969	6,481	250,000
5	17,406	11,381	8,816	250,000	11,381	8,816	250,000
6	21,426	13,861	11,550	250,000	13,861	11,550	250,000
7	25,647	16,397	14,340	250,000	16,397	14,340	250,000
8	30,080	18,979	17,177	250,000	18,979	17,177	250,000
9	34,734	21,598	20,050	250,000	21,598	20,050	250,000
10	39,620	24,239	22,946	250,000	24,239	22,946	250,000
11	44,751	26,892	25,853	250,000	27,913	26,874	250,000
12	50,139	29,543	28,758	250,000	31,737	30,953	250,000
13	55,796	32,184	31,654	250,000	35,732	35,202	250,000
14	61,736	34,804	34,528	250,000	39,975	39,699	250,000
15	67,972	37,380	37,359	250,000	44,463	44,441	250,000
16	74,521	39,889	39,889	250,000	49,153	49,153	250,000
17	81,397	42,304	42,304	250,000	54,127	54,127	250,000
18	88,617	44,586	44,586	250,000	59,348	59,348	250,000
19	96,198	46,687	46,687	250,000	64,785	64,785	250,000
20	104,158	48,554	48,554	250,000	70,471	70,471	250,000
25	150,340	52,427	52,427	250,000	103,641	103,641	250,000
30	209,282	36,982	36,982	250,000	145,954	145,954	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.82%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	2,891	1,191	252,891	2,891	1,191	252,891
2	8,610	5,663	3,537	255,663	5,663	3,537	255,663
3	13,241	8,313	5,824	258,313	8,313	5,824	258,313
4	18,103	10,838	8,273	260,838	10,838	8,273	260,838
5	23,208	13,231	10,666	263,231	13,231	10,666	263,231
6	28,568	15,489	13,178	265,489	15,489	13,178	265,489
7	34,196	17,597	15,541	267,597	17,597	15,541	267,597
8	40,106	19,541	17,740	269,541	19,541	17,740	269,541
9	46,312	21,309	19,762	271,309	21,309	19,762	271,309
10	52,827	22,882	21,589	272,882	22,882	21,589	272,882
11	59,669	24,246	23,208	274,246	25,319	24,281	275,319
12	66,852	25,386	24,601	275,386	27,609	26,825	277,609
13	74,395	26,292	25,762	276,292	29,757	29,227	279,757
14	82,314	26,952	26,676	276,952	31,838	31,562	281,838
15	90,630	27,340	27,319	277,340	33,826	33,805	283,826
16	99,361	27,432	27,432	277,432	35,648	35,648	285,648
17	108,530	27,201	27,201	277,201	37,380	37,380	287,380
18	118,156	26,609	26,609	276,609	38,951	38,951	288,951
19	128,264	25,609	25,609	275,609	40,289	40,289	290,289
20	138,877	24,155	24,155	274,155	41,409	41,409	291,409
25	200,454	8,760	8,760	258,760	43,734	43,734	293,734
30	279,043				36,394	36,394	286,394

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	3,090	1,390	253,090	3,090	1,390	253,090
2	8,610	6,237	4,111	256,237	6,237	4,111	256,237
3	13,241	9,438	6,950	259,438	9,438	6,950	259,438
4	18,103	12,691	10,126	262,691	12,691	10,126	262,691
5	23,208	15,987	13,422	265,987	15,987	13,422	265,987
6	28,568	19,323	17,012	269,323	19,323	17,012	269,323
7	34,196	22,682	20,626	272,682	22,682	20,626	272,682
8	40,106	26,049	24,247	276,049	26,049	24,247	276,049
9	46,312	29,407	27,860	279,407	29,407	27,860	279,407
10	52,827	32,734	31,441	282,734	32,734	31,441	282,734
11	59,669	36,010	34,972	286,010	37,172	36,133	287,172
12	66,852	39,214	38,429	289,214	41,694	40,910	291,694
13	74,395	42,329	41,799	292,329	46,310	45,780	296,310
14	82,314	45,333	45,058	295,333	51,098	50,822	301,098
15	90,630	48,192	48,171	298,192	56,038	56,017	306,038
16	99,361	50,870	50,870	300,870	61,061	61,061	311,061
17	108,530	53,325	53,325	303,325	66,246	66,246	316,246
18	118,156	55,502	55,502	305,502	71,528	71,528	321,528
19	128,264	57,338	57,338	307,338	76,833	76,833	326,833
20	138,877	58,760	58,760	308,760	82,175	82,175	332,175
25	200,454	57,327	57,327	307,327	109,382	109,382	359,382
30	279,043	31,853	31,853	281,853	132,542	132,542	382,542

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.03%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	4,200	3,156	1,456	253,156	3,156	1,456	253,156
2	8,610	6,434	4,308	256,434	6,434	4,308	256,434
3	13,241	9,834	7,346	259,834	9,834	7,346	259,834
4	18,103	13,360	10,795	263,360	13,360	10,795	263,360
5	23,208	17,009	14,444	267,009	17,009	14,444	267,009
6	28,568	20,783	18,472	270,783	20,783	18,472	270,783
7	34,196	24,671	22,614	274,671	24,671	22,614	274,671
8	40,106	28,662	26,861	278,662	28,662	26,861	278,662
9	46,312	32,748	31,201	282,748	32,748	31,201	282,748
10	52,827	36,911	35,618	286,911	36,911	35,618	286,911
11	59,669	41,137	40,098	291,137	42,333	41,295	292,333
12	66,852	45,410	44,625	295,410	47,992	47,208	297,992
13	74,395	49,719	49,189	299,719	53,906	53,376	303,906
14	82,314	54,048	53,773	304,048	60,168	59,892	310,168
15	90,630	58,369	58,348	308,369	66,773	66,751	316,773
16	99,361	62,650	62,650	312,650	73,666	73,666	323,666
17	108,530	66,853	66,853	316,853	80,942	80,942	330,942
18	118,156	70,930	70,930	320,930	88,553	88,553	338,553
19	128,264	74,817	74,817	324,817	96,442	96,442	346,442
20	138,877	78,447	78,447	328,447	104,641	104,641	354,641
25	200,454	90,360	90,360	340,360	150,905	150,905	400,905
30	279,043	81,529	81,529	331,529	203,093	203,093	453,093

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)

(Annual rates per $1,000 of Face Amount)

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
0	2.85	1.43	2.85	1.43	2.24	1.12	2.24	1.12
1	2.78	1.39	2.78	1.39	2.20	1.10	2.20	1.10
2	2.87	1.44	2.87	1.44	2.27	1.14	2.27	1.14
3	2.97	1.49	2.97	1.49	2.35	1.18	2.35	1.18
4	3.08	1.54	3.08	1.54	2.43	1.22	2.43	1.22
5	3.19	1.60	3.19	1.60	2.52	1.26	2.52	1.26
6	3.32	1.66	3.32	1.66	2.61	1.31	2.61	1.31
7	3.45	1.73	3.45	1.73	2.71	1.36	2.71	1.36
8	3.59	1.80	3.59	1.80	2.82	1.41	2.82	1.41
9	3.74	1.87	3.74	1.87	2.93	1.47	2.93	1.47
10	3.90	1.95	3.90	1.95	3.05	1.53	3.05	1.53
11	4.08	2.04	4.08	2.04	3.17	1.59	3.17	1.59
12	4.25	2.13	4.25	2.13	3.31	1.66	3.31	1.66
13	4.44	2.22	4.44	2.22	3.45	1.73	3.45	1.73
14	4.63	2.32	4.63	2.32	3.59	1.80	3.59	1.80
15	4.82	2.41	4.82	2.41	3.74	1.87	3.74	1.87
16	5.01	2.51	5.01	2.51	3.90	1.95	3.90	1.95
17	5.21	2.61	5.21	2.61	4.06	2.03	4.06	2.03
18	5.40	2.70	5.40	2.70	4.23	2.12	4.23	2.12
19	5.61	2.81	5.61	2.81	4.41	2.21	4.41	2.21
20	5.18	2.59	6.89	3.45	4.36	2.18	5.19	2.60
21	5.37	2.69	7.15	3.58	4.54	2.27	5.41	2.71
22	5.58	2.79	7.43	3.72	4.73	2.37	5.65	2.83
23	5.80	2.90	7.73	3.87	4.94	2.47	5.90	2.95
24	6.04	3.02	8.05	4.03	5.15	2.58	6.16	3.08
25	6.29	3.15	8.39	4.20	5.38	2.69	6.43	3.22
26	6.56	3.28	8.76	4.38	5.62	2.81	6.73	3.37
27	6.85	3.43	9.16	4.58	5.87	2.94	7.04	3.52
28	7.16	3.58	9.58	4.79	6.14	3.07	7.36	3.68
29	7.49	3.75	10.04	5.02	6.42	3.21	7.70	3.85
30	7.84	3.92	10.52	5.26	6.71	3.36	8.07	4.04
31	8.21	4.11	11.04	5.52	7.03	3.52	8.45	4.23
32	8.61	4.31	11.59	5.80	7.36	3.68	8.85	4.43
33	9.03	4.52	12.17	6.09	7.71	3.86	9.28	4.64
34	9.47	4.74	12.79	6.40	8.08	4.04	9.73	4.87
35	9.95	4.98	13.44	6.72	8.47	4.24	10.21	5.11
36	10.45	5.23	14.14	7.07	8.88	4.44	10.71	5.36
37	10.98	5.49	14.88	7.44	9.32	4.66	11.24	5.62
38	11.54	5.77	15.66	7.83	9.77	4.89	11.80	5.90
39	12.14	6.07	16.49	8.25	10.26	5.13	12.38	6.19
40	12.77	6.39	17.36	8.68	10.77	5.39	12.99	6.50
41	13.43	6.72	18.28	9.14	11.30	5.65	13.63	6.82

B- 1

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
42	14.14	7.07	19.26	9.63	11.86	5.93	14.30	7.15
43	14.89	7.45	20.28	10.14	12.45	6.23	14.99	7.50
44	15.68	7.84	21.37	10.69	13.07	6.54	15.72	7.86
45	16.52	8.26	22.51	11.26	13.73	6.87	16.49	8.25
46	17.42	8.71	23.72	11.86	14.43	7.22	17.29	8.65
47	18.37	9.19	25.00	12.50	15.16	7.58	18.14	9.07
48	19.38	9.69	26.35	13.18	15.94	7.97	19.03	9.52
49	20.46	10.23	27.79	13.90	16.77	8.39	19.98	9.99
50	21.61	10.81	29.32	14.66	17.65	8.83	20.97	10.49
51	22.83	11.42	30.94	15.47	18.57	9.29	22.02	11.01
52	24.14	12.07	32.65	16.33	19.56	9.78	23.13	11.57
53	25.53	12.77	34.48	17.24	20.61	10.31	24.30	12.15
54	27.02	13.51	36.40	18.20	21.72	10.86	25.54	12.77
55	28.60	14.30	38.44	19.22	22.90	11.45	26.84	13.42
56	30.29	15.15	40.59	20.30	24.15	12.08	28.23	14.12
57	32.08	16.04	42.87	21.44	25.49	12.75	29.70	14.85
58	34.01	17.01	45.29	22.65	26.92	13.46	31.26	15.63
59	36.07	18.04	47.85	23.93	28.46	14.23	32.95	16.48
60	38.27	19.14	50.59	25.30	30.12	15.06	34.77	17.39
61	40.63	20.32	53.51	26.76	31.91	15.96	36.73	18.37
62	43.16	21.58	56.62	28.31	33.85	16.93	38.84	19.42
63	45.88	22.94	59.92	29.96	35.92	17.96	41.11	20.56
64	48.78	24.39	63.42	31.71	38.15	19.08	43.53	21.77
65	51.89	25.95	67.11	33.56	40.54	20.27	46.11	23.06
66	55.21	27.61	71.01	35.51	43.09	21.55	48.84	24.42
67	58.77	29.39	75.13	37.57	45.84	22.92	51.77	25.89
68	62.59	31.30	79.52	37.75	48.81	24.41	54.92	27.46
69	66.71	33.36	84.20	37.75	52.04	26.02	58.36	29.18
70	71.16	35.58	89.20	37.75	55.57	27.79	62.10	31.05
71	75.96	36.00	94.56	37.75	59.43	29.72	66.20	33.10
72	81.04	36.00	100.28	37.75	63.65	31.83	70.68	35.00
73	86.57	36.00	106.35	37.75	68.25	34.00	75.53	35.00
74	92.47	36.00	112.74	37.75	73.23	34.00	80.75	35.00
75	98.73	36.00	119.44	37.75	78.61	34.00	86.34	35.00
76	105.38	36.00	126.39	37.75	84.42	34.00	92.32	35.00
77	112.45	36.00	133.62	37.75	90.68	34.00	98.70	35.00
78	120.00	36.00	141.17	37.75	97.47	34.00	105.57	35.00
79	128.12	36.00	149.15	37.75	104.88	34.00	113.00	35.00
80	136.88	36.00	157.63	37.75	112.98	34.00	121.09	35.00
81	146.36	36.00	166.67	37.75	121.85	34.00	129.91	35.00
82	156.57	36.00	176.28	37.75	131.55	34.00	139.51	35.00
83	167.52	36.00	186.39	37.75	142.10	34.00	149.91	35.00
84	179.12	36.00	196.88	37.75	153.50	34.00	161.12	35.00
85	191.34	36.00	207.71	37.75	165.78	34.00	172.98	35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

B- 2

APPENDIX C

Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise Crediting rate on unloaned Accumulated
	Value	7%
Form 7206(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit

		1	75	102,279	101,230	1,049	107,393

Face Amount	$75,000	2	76	108,426	107,304	1,122	113,847

Accumulated Value	$100,000	3	77	114,943	113,742	1,201	120,690

GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944

Death Benefit	$105,000	5	79	129,175	127,801	1,375	135,634

Outstanding Loan	$95,500	6	80	136,939	135,469	1,471	143,786

		7	81	145,170	143,597	1,574	152,429

Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591

Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304

		10	84	172,954	171,026	1,928	181,601

Policy Values after Overloan Protection Rider exercise:		11	85	183,350	181,288	2,063	192,518

Face Amount	$75,000	12	86	194,372	192,165	2,207	204,091

Accumulated Value	$96,480	13	87	206,056	203,695	2,362	216,359

GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365

Death Benefit	$101,304	15	89	231,575	228,871	2,704	243,154

Outstanding Loan	$95,500	16	90	245,497	242,604	2,893	257,772

		17	91	260,255	257,160	3,096	273,268

		18	92	275,902	272,589	3,312	289,697

		19	93	292,489	288,945	3,544	307,113

		20	94	310,074	306,281	3,792	325,577

C-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned Accumulated
	Value	7%
Form 7207(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$95,500	6	80	137,705	135,469	2,236	144,590
		7	81	145,989	143,597	2,393	153,289
Exercise Charge Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after Overloan Protection Rider exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

C-2

APPENDIX D

Statement of Additional Information Table of Contents

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	4
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
AUTOMATED FUND TRANSFER FEATURES	9
OPTIONAL BENEFITS	10
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	17
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	17
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	18
POLICY REPORTS	18
RECORDS	18
LEGAL MATTERS	18
EXPERTS	18
FINANCIAL STATEMENTS	19

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus).  A table of contents for the Statement of Additional Information is on the last page of this prospectus.  You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939.  Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com.  Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus.  No one is authorized to provide you with information that is different.

Investment Company Act of 1940 File No. 811-09044

D-1

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2012 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallifegroup.com, or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is

not a prospectus and should be read only in

conjunction with the prospectus for the Policy.

Dated May 1, 2012

TABLE OF CONTENTS

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	4
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
Indefinite Policy Duration	7
Operation at Age 99 with No Lapse Guarantee	7
New York Policies - Reduced Paid—Up Benefit	7
The Policy	7
Change of Owner and Beneficiary	7
Split Dollar Arrangements	7
Assignments	8
Suicide	8
Arbitration	8
Dividends	8
Correspondence	8
Settlement Options	8
AUTOMATED FUND TRANSFER FEATURES	9
Dollar Cost Averaging	9
Portfolio Rebalancing	9
OPTIONAL BENEFITS	10
Guaranteed Death Benefit	10
No-Lapse Guarantee	10
Waiver of Monthly Deductions	12
Accidental Death Benefit	12
Guaranteed Insurability Option	12
Rider for Disability Benefit — Payment of Mission Costs	13
Accelerated Care	13
Chronic Care Protection	15
Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders	16
Accelerated Benefit	16
Overloan Protection	17
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	17
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	17
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	18
POLICY REPORTS	18
RECORDS	18
LEGAL MATTERS	18
EXPERTS	18
FINANCIAL STATEMENTS	19

2

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy.  National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia.  It was originally chartered as a mutual life insurance company in 1848.  It is now a stock life insurance company.  All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement.  All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets.  As of September 30, 2011, National Life’s total adjusted capital of $1,287 million exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceeding under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Commission of the Vermont Department of Financial Regulation (formerly the Department of Banking, Insurance, Securities and Health Care Administration), National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Separate Account”) was established by National Life on February 1, 1985.  It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws.  Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

National Life acts as custodian for the National Variable Life Insurance Account.  Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP.  This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life.  PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies.  You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Term Policy Conversions.  The Policy is no longer offered for sale.  We have, in the past, offered a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy.  If the term policy being converted had been in force for at least twelve months, the amount of the credit was 12% of a target amount used to determine commission payments.  If the term policy being converted had been in force for less than twelve months, the credit was prorated based on the number of months the term policy has been outstanding at the time of conversion.  For GRT term policies, the credit was 18% of the target amount used to determine commission payments if the GRT term policy had been in force for at least two years but not more than five years.  For GRT term

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policies in force for less than two years, the credit was 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year.  For GRT policies in force more than five years, the credit decreased from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit was added to the initial premium payment, if any, and was be treated as part of the Initial Premium for the Policy.  Thus, the credit was included in premium payments for purposes of calculating and deducting the Premium Tax Charge.  If you surrender your Policy, we will not recapture the credit.  We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees.  We also offered a one time credit to Home Office employees who purchased a VariTrak Policy, as both Owner and Insured.  This one time credit was calculated differently from the credit described above; in particular, the amount of the credit was 50% of the target premium used in the calculation of commissions on the Policy.  Otherwise, the credit was treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2011, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2011*
The Alger Portfolios	0.10%		$22,764.02
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	0.00
American Century Variable Portfolios, Inc.	0.25	%(2)	$37,318.48
Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund, Inc.	0.20%		$2,543.92
DWS Variable Series II	0.10	%(3)	$12,209.57
Fidelity® Variable Insurance Products Fund	0.10	%(4)	$41,090.00
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$14,956.83
Invesco Variable Insurance Funds	0.25%		$11,783.05
JPMorgan Insurance Trust	0.20%		$8,614.35
Neuberger Berman Advisers Management Trust	0.15	%(6)	$9,472.71
Oppenheimer Variable Account Funds	0.25%		$256.06
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$22,136.62
Van Eck VIP Trust	0.20%		$4,868.03
Wells Fargo Variable Trust	0.25%		$15,173.92

*Note: Revenues received by National Life during 2011 includes revenues received in 2011 for services rendered in 2010.

(1) 0.05% with respect to the Small Mid Cap Value Portfolio.

(2) 0.10% on the VP Inflation Protection Fund.

(3) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Policies.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

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Effective January 1, 2009 VariTrak was no longer offered for sale to new owners.

We pay commissions to ESI for sales of the Policies.  In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) contributing to educational programs;  (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.  However, commissions and other sales expenses are reflected in the fees and charges that a Policy Owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2009	$1,668,644	$0
2010	$1,233,486	$0
2011	$973,871	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions.  In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund.  In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated.

Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code.  As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing.  That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter.  The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.  See the individual Fund prospectuses for more information.

5

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy.  This process is often referred to as “underwriting”.  We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination.  When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•           elite preferred nonsmoker;

•           preferred nonsmoker;

•           standard nonsmoker;

•           preferred smoker;

•           standard smoker;

•           juvenile and

•           substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates.  Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•              the Insured’s Attained Age;

•              the Insured’s sex;

•              the Insured’s Rate Class; and

•              the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk.  This will normally increase the monthly Cost of Insurance Charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

6

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate).  However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value.  Also, at Attained Age 99 Option B automatically becomes Option A.  No premium payments are allowed after Attained Age 99, although loan repayments are allowed.  The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

Operation at Age 99 with No Lapse Guarantee

The presence of no lapse guarantee rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions — Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99.  Second, all Monthly Deductions on the Policy will stop at age 99.  All other aspects of the Policy operation at age 99 will be unchanged.

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage.  All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage.  We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage.  You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract.  Only statements made in the application can be used to void the Policy or deny a claim.  The statements are considered representations and not warranties.  Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request.  The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request.  We will not be responsible for any payment made or action taken before we receive the written request.  A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties.  There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value.  The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value.  If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us.  We do not assess any specific charge for Split Dollar Arrangements.

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The IRS has issued guidance affecting Split Dollar Arrangements.  Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy.  We are not bound by an assignment unless it is in writing and we receive it at our Home Office.  We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest.  All assignments will be subject to any Policy loan.  The interest of any Beneficiary or other person will be subordinate to any assignment.  A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.  An assignment of the Policy may have tax consequences.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree.  Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation.  You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial.  Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning.  Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy.  If dividends are ever declared, they will be paid in cash, except where otherwise required by state law.  At the time of the Insured’s death, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy.  (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.)  The options are described below.

Payment of Interest Only.  We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us.  Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

8

Payments for a Stated Time.  We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life.  We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person.  You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full.  The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity.  We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable.  No additional interest will be paid.

Joint and Two Thirds Annuity.  We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living.  Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor.  We may require proof of the ages of the chosen persons.

50% Survivor Annuity.  We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person.  Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person.  We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three.  Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds.  For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date.  If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue.  If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.  You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher.  This technique will not, however, assure a profit or protect against a loss in declining markets.  Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date

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six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter.  Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date.  You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums.  Portfolio Rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option.  Election of any of these optional benefits involves an additional cost.  These costs are set forth in the “Fee Table” section of the prospectus.  Some information with respect to many of the available riders is included in the prospectus.  We provide additional information about optional benefits below.

Guaranteed Death Benefit

The guaranteed death benefit rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the guaranteed death benefit rider, the rider’s guarantee will extend to the increased Face Amount.  This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions rider and the guaranteed death benefit rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the guaranteed death benefit rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue.  If you take a Policy loan or Withdrawal for an amount greater than such excess, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase both the guaranteed death benefit rider and the additional protection benefit rider on your Policy, and the most current version of the additional protection benefit rider has been approved by your state, then during the first five Policy Years, the guaranteed death benefit rider will not protect the Death Benefit coverage provided by the additional protection benefit rider.  In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the additional protection benefit rider may lapse, even if you have paid the Minimum Guarantee Premium.  After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the guaranteed death benefit rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the additional protection benefit rider.

No-Lapse Guarantee

The no-lapse guarantee rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

Calculation of Cumulative General Account Premium.  The Cumulative General Account Premium for the no-lapse guarantee rider is calculated as follows:

a)              the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

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b)             the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

c)              the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

d)             the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

Automatic Transfer into General Account - Lapse.  If on any Monthly Policy Date while the rider is in force, your Cumulative General Account Premium is less than the required cumulative monthly guarantee premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test.  If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the rider have not been met.  You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the rider in force.  The required premium will be the amount needed to satisfy the conditions of the rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed.  The rider will be cancelled if a sufficient premium is not paid during the 61-day period.  If cancelled, the rider cannot be reinstated.

Monthly Deductions.  While the no-lapse guarantee rider is in force, all Monthly Deductions will be deducted from the General Account.  If, while the rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted.  Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the no-lapse guarantee rider, the rider’s guarantee will extend to the increase.  This will result in an increase in the Monthly Guarantee Premium.  If you decrease the Face Amount, the rider’s guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

Waivers of Monthly Deductions.  If your Monthly Deductions are being waived under the operation of the waiver of monthly deductions rider or the accelerated care rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

Effect of Withdrawals or Loans.  If you wish to keep this rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the rider.  If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

Effect of Transfers out of General Account.  Transfers out of the General Account may also put the status of the rider in jeopardy.  If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, under the operation of the rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the cumulative monthly guarantee premium.  There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the rider.

Example.  A 45 year old male in the preferred underwriting category purchases a VariTrak Policy with a $250,000 Face Amount, with the no lapse guarantee rider.  The Monthly Guarantee Premium, which is stated on the rider, is $134.78.  The

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Policyowner pays an Initial Premium equal to $269.56 (two times the Monthly Guarantee Premium), and then plans to begin making automatic monthly premium payments of $201.16 on the Monthly Policy Dates starting with the Monthly Policy Date which is two months after the Date of Issue.  If he makes Premium Payments at the times planned and at least equal to the planned levels, allocates 67% of each such payment ($134.78) to the General Account, and makes no loans, transfers or Withdrawals out of the General Account, he can be assured that the Policy will not lapse, regardless of the investment performance of the Separate Account, the level of interest credited to the General Account, and the amounts of the Monthly Deductions.  During this time, all of the Monthly Deductions for the Policy will be taken from the General Account and not from the Separate Account.  These Monthly Deductions will include a rider charge of $12.50 per month ($250,000 Face Amount times $.05 per thousand per month).

Now assume that after making the planned Premium Payments for six months, the Policyowner skips a payment.  Since in this case the Owner’s Cumulative General Account Premium has just been matching the cumulative monthly guarantee premium while the payments were being made, the skipped payment will result in the Owner’s Cumulative General Account Premium being less than the cumulative monthly guarantee premium.  As a result, on the Monthly Policy Date corresponding to the skipped payment, we will seek to automatically transfer Accumulated Value from the Separate Account to the General Account in an amount sufficient to make up the shortfall in Cumulative General Account Premium that resulted from the skipped payment.  In this situation the shortfall would be $134.78.  If the investment return on the six payments of $66.38 into the Separate Account has been zero after netting out the Mortality and Expense Risk Charge, the fund expenses and the Premium Taxes on that portion of the Premium Payments, the Accumulated Value in the Separate Account will now be $398.28 (6 x $66.38).  Under these facts, we will be able to effect to automatic transfer into the General Account, leaving $263.50 in Accumulated Value in the Separate Account.

If there had not been sufficient Accumulated Value in the Separate Account to fully make up the shortfall, the no lapse guarantee rider will be cancelled if a sufficient premium as described above under “Automatic Transfer into General Account - Lapse of Rider” is not paid within 61 days after we notify the Owner that such a payment is necessary to prevent cancellation of the rider.

The same procedure, involving the automatic transfer of Accumulated Value from the Separate Account to the General Account, and the lapse pending process for the rider in the event the Accumulated Value in the Separate Account is not sufficient, would also be followed in the event the Policyowner makes a transfer out of the General Account, or makes a Withdrawal or takes a loan which requires some Accumulated Value to be taken out of the General Account.

In Florida and Maryland, the no-lapse guarantee rider does not include the continuing coverage provision.  The continuing coverage provision provides that at the Insured’s Attained Age 99, if the rider is still in force, the Face Amount of the policy will remain as stated in the Policy’s Data Section, rather than being set equal to the Accumulated Value. The provision also prohibits additional premiums from being accepted and ceases all Monthly Deductions.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 consecutive days.  In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days.  If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  The monthly cost of this rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy.  We will add this cost to the Monthly Deduction on the Policy.

Accidental Death Benefit

The accidental death benefit rider provides for an increased Death Benefit in the event that the Insured dies in an accident.  If you elect this rider, we will add the monthly cost of this rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase.  Again, if you elect this rider, we will add the monthly cost of this rider, which is based on age at the time of purchase of the rider and sex, to the Monthly Deduction on the Policy.

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Rider for Disability Benefit — Payment of Mission Costs

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the rider for disability benefit — payment of mission costs.  Election of this benefit involves additional cost.

This rider, which is subject to the restrictions and limitations set forth in the rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled.  The maximum benefit duration is 24 months for each child.  The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65.  After six months of continuous disability, benefit payments are retroactive to the beginning of the period.  Coverage ceases at age 65.  For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require “unisex” Policies, where the cost of this rider will not vary by sex).  The cost of the rider does not vary by the number of dependent children.  Depending on the age and sex of the Insured, the monthly cost of the rider will range from $1.65 to $4.25.  The monthly cost of this rider will be added to the Monthly Deduction on the Policy.

This rider is not available in all states.

Accelerated Care

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes “chronically ill”.  The Insured is deemed “chronically ill” if he or she”:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must be completed within a period of 180 days.  We will not pay for expenses incurred during the elimination period.  We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date.  At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the

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monthly benefit limits.  When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits.  Once you select an option, you cannot change it.  The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected.  If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio.  We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

a)              reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

b)             reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

c)              reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

d)             reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy.  When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the rider will end.

We will offer an optional inflation protection feature with this rider.  This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit.  As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider.  All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply.  While accelerated care benefits are being paid under this rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account.  In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

Charges.  We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction.  We will add this charge to your Monthly Deduction.  The rider charge varies based on the age and gender of the Insured, and the benefit options selected.  Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits.  If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.  See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income.  You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider, because guidance with respect to these requirements is limited.

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Availability.  The accelerated care rider is available only at issue and is subject to full medical underwriting.  This rider will not be available in qualified plans.  The accelerated care rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000.  The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage.  Please see your rider for more details.

Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated.  The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

a)              we receive proof satisfactory to us that the Insured is chronically ill,

b)             we receive a plan of care to address the Insured’s chronic illness, and

c)              we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not effect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit.  When you apply for this rider, you select one of the three benefit options we offer.  We use these benefit options to determine monthly benefit limits and benefit periods.  Once you select a benefit option, you cannot change it.  We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected.  If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years.  Electing optional non-forfeiture benefits may have tax consequences.  You should consult a tax adviser before electing the optional non-forfeiture provision.

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An optional inflation protection feature will be available with this rider.  This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge.  We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider.  We will add this charge to your Monthly Deduction.  The chronic care protection rider charge varies based on the age and gender of the Insured, and the benefit options selected.  If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

Tax Consequences.  The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.  The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy because guidance with respect to such federal tax requirements is limited.

Availability.  The chronic care protection rider is available only at issue and is subject to full medical underwriting.  You may only elect this rider if you have also elected the accelerated care rider.  The chronic care protection rider will not be available in qualified plans.  This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage.  Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Internal Revenue Code (“Code”).  The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code.  While guidance is limited, we believe that the accelerated care rider should satisfy these requirements.

The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision.  Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear.  You should consult a tax adviser about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”)  Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy.  We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider.  The distribution will generally be taxed in the same manner as any other distribution under the Policy.  The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear.  You should consult a tax adviser regarding the treatment of these payments.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  This rider is not available in all states and its terms may vary by state.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85.  The maximum amount payable under this rider is $500,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

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This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection

The overloan protection rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

Calculation of Cost.  There is a one-time exercise charge for this rider.  The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy.  The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase.  If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences.  The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.

The riders are not available in all states and their terms may vary by state.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB.  Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.)  Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan.  Benefits available to participants under the plan will be governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ.  A tax adviser should be consulted with respect to such consequences.  Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”).  You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income.  We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable.  However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

17

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.  In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.  Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.  The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•                  the Face Amount;

•                  the current Death Benefit;

•                  any Policy loans and accrued interest;

•                  the current Accumulated Value;

•                  the non-loaned Accumulated Value in the General Account;

•                  the amount held as Collateral in the General Account;

•                  the value in each subaccount of the Separate Account;

•                  premiums paid since the last report;

•                  charges deducted since the last report;

•                  any Withdrawals since the last report; and

•                  the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you semi-annually a report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies.  Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Senior Counsel of National Life.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2011 and 2010, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2011; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Insurance Account at December 31, 2011 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011

18

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and of NLV Financial appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

19

National Life Insurance Company

Financial Statements and Supplemental

Schedules – Statutory-Basis

As of and for the Years Ended

December 31, 2011 and 2010

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years ended December 31, 2011 and 2010

Contents

Report of Independent Auditors

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis
Statements of Operations — Statutory-Basis
Statements of Changes in Capital and Surplus — Statutory-Basis
Statements of Cash Flow — Statutory-Basis
Notes to Statutory-Basis Financial Statements

Report of Independent Auditors

To the Board of Directors and Stockholder of

National Life Insurance Company:

We have audited the accompanying statutory balance sheets of National Life Insurance Company (the “Company”) as of December 31, 2011 and 2010, and the related statutory statements of operations, capital and surplus, and cash flow for each of the three years in the period ended December 31, 2011.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Financial Regulation, which practices differ from accounting principles generally accepted in the United States of America.  The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flow for the years then ending, on the basis of accounting described in Note A.

April 20, 2012

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31,
	2011	2010
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$5,297,759	$5,198,213
Common stocks	566,896	548,896
Mortgage loans	641,090	683,671
Real estate	46,373	45,752
Contract loans	563,426	563,530
Cash and short-term investments	67,154	64,436
Derivatives	9,688	14,756
Other invested assets	325,723	286,009
Total cash and invested assets	7,518,109	7,405,263

Deferred and uncollected premiums	62,995	60,812
Accrued investment income	79,832	80,825
Federal income taxes recoverable	24,153	7,922
Net deferred tax asset	135,739	133,025
Receivables from affiliates	4,687	4,530
Notes receivable	33,623	33,623
Other admitted assets	238,574	182,650
Separate account assets	681,617	749,233

Total admitted assets	$8,779,329	$8,657,883

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31,
	2011	2010
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,553,190	$5,489,066
Accident and health reserves, net of reinsurance	511,406	524,136
Liability for deposit-type contracts	303,117	207,507
Unpaid policy and contract claims	42,836	35,677
Policyholders’ dividends	115,131	131,938
Other policy and contract liabilities	2,764	4,022
Total policy and contract liabilities	6,528,444	6,392,346

Employee and agent benefits	98,277	100,225
Minimum pension benefit obligation	59,675	60,867
Interest maintenance reserve	69,376	66,514
Asset valuation reserve	60,490	48,828
Payable to subsidiary	17,321	1,359
Derivatives	3,500	5,422
Other liabilities	121,620	100,550
Separate account liabilities	677,967	745,595
Total liabilities	7,636,670	7,521,706

Capital and surplus:
Surplus notes	200,000	200,000
Common stock, $1 par value:
Authorized - 2.5 million shares Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Special surplus funds	56,727	55,089
Unassigned surplus	776,309	771,465
Total capital and surplus	1,142,659	1,136,177

Total liabilities and capital and surplus	$8,779,329	$8,657,883

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2011	2010	2009
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$445,133	$465,437	$540,054
Considerations for supplementary contracts with life contingencies	1,132	1,229	2,218
Net investment income	377,376	396,110	400,615
Amortization of interest maintenance reserve	4,991	4,183	2,997
Other income	6,823	7,168	4,415
Total premiums and other revenue	835,455	874,127	950,299
Benefits paid or provided:
Death benefits	173,898	172,078	146,960
Annuity benefits	36,729	29,912	31,356
Surrender benefits and other fund withdrawals	288,315	294,996	331,846
Other benefits	41,992	45,840	52,291
Increase in policy reserves	34,557	24,120	65,067
Total benefits paid or provided	575,491	566,946	627,520
Insurance expenses:
Commissions	31,822	33,921	38,987
General and administrative expenses	135,716	144,428	141,163
Insurance taxes, licenses, and fees	13,580	11,293	9,902
Net transfers from separate accounts	(40,546)	(15,093)	(29,487)
Total insurance expenses	140,572	174,549	160,565
Gain from operations before dividends to policyholders, income taxes, and net realized capital gains	119,392	132,632	162,214
Dividends to policyholders	109,702	127,318	129,801
Gain from operations before income taxes and net realized capital gains	9,690	5,314	32,413
Federal income tax (benefit) expense	(24,045)	(21,770)	2,018
Gain from operations before net realized capital gains	33,735	27,084	30,395
Net realized capital losses	(7,791)	(6,198)	(41,792)
Net income (loss)	$25,944	$20,886	$(11,397)

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

				Surplus Notes	Total
	Common	Paid-in	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus
	(In Thousands)
Balances at January 1, 2009	$2,500	$107,123	$679,451	$3,121	$792,195
Net loss	—	—	(11,397)	—	(11,397)
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	73,881	—	73,881
Change in asset valuation reserve	—	—	11,662	—	11,662
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	3,992	—	3,992
Change in non-admitted assets	—	—	18,369	—	18,369
Change in deferred tax asset	—	—	(658)	48,681	48,023
Surplus notes	—	—	—	200,000	200,000
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(2,411)	—	(2,411)
Other adjustments to surplus, net	—	—	(830)	719	(111)
Balances at December 31, 2009	2,500	107,123	772,059	252,521	1,134,203
Net income	—	—	20,886	—	20,886
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	44,904	—	44,904
Change in asset valuation reserve	—	—	(25,912)	—	(25,912)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(10,834)	—	(10,834)
Change in non-admitted assets	—	—	(9,571)	—	(9,571)
Change in deferred tax asset	—	—	12,558	2,136	14,694
Dividends to stockholders	—	—	(25,000)	—	(25,000)
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(7,604)	—	(7,604)
Other adjustments to surplus, net	—	—	(21)	432	411
Balances at December 31, 2010	2,500	107,123	771,465	255,089	1,136,177
Net income	—	—	25,944	—	25,944
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	11,234 (1)	—	11,235
Change in asset valuation reserve	—	—	(11,662)	—	(11,662)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	774	—	774
Change in non-admitted assets	—	—	(7,190)	—	(7,190)
Change in deferred tax asset	—	—	2,703	1,630	4,333
Dividends to stockholders	—	—	—	—	—
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(16,891)	—	(16,891)
Other adjustments to surplus, net	—	—	(68)	8	(60)
Balances at December 31, 2011	$2,500	$107,123	$776,309	$256,727	$1,142,660

(1) The Investment in Subsidiary decreased by $40.1 million due to a cumulative adjustment to the reserve valuation. (See Note A)

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2011	2010	2009
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$443,135	$474,435	$545,836
Net investment income received	389,458	396,667	404,523
Benefits paid	(531,725)	(537,838)	(567,120)
Net transfers to Separate Accounts	45,434	25,902	30,628
Insurance expenses paid	(169,032)	(172,663)	(176,030)
Dividends paid to policyholders	(126,509)	(128,558)	(127,817)
Federal income taxes recovered	2,571	30,842	6,412
Other income received, net of other expenses paid	594	6,541	11,729
Net cash provided by operating activities	53,926	95,328	128,161

Investing activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	812,133	1,274,476	2,500,378
Stocks	7,318	37,232	7,652
Mortgage loans	66,481	119,684	57,449
Real estate	—	—	—
Other invested assets	51,861	46,326	18,805
Miscellaneous proceeds	5,088	17,597	13,438
Total proceeds from sales, maturities, or repayments of investments	942,881	1,495,315	2,597,722
Cost of investments acquired:
Bonds	(902,700)	(1,350,660)	(2,821,482)
Stocks	(10,487)	(6,036)	(6,515)
Mortgage loans	(23,900)	(52,175)	—
Real estate	(2,526)	(2,526)	(2,338)
Other invested assets	(97,526)	(73,644)	(59,485)
Miscellaneous applications	(498)	(14,942)	(14,339)
Total cost of investments acquired	(1,037,637)	(1,499,983)	(2,904,159)
Net change in contract loans	104	(4,799)	6,247
Net cash used in investing activities	(94,652)	(9,467)	(300,190)

Financing and miscellaneous activities:
Other cash provided (applied):
Surplus notes/borrowings	—	—	200,000
Deposits on deposit-type contract funds and other liabilities without life contingencies	88,613	2,920	(3,310)
Dividends to shareholder	—	(25,000)	—
Other cash applied	(45,169)	(14,697)	(11,643)
Net cash provided (applied) in financing and miscellaneous activities	43,444	(36,777)	185,047

Net increase in cash and short-term investments	2,718	49,084	13,018
Cash and short-term investments:
Beginning of year	64,436	15,352	2,334
End of year	$67,154	$64,436	$15,352

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2011

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products.  Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds.  The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly owned subsidiary, with assets and surplus of $9.9 billion and $0.6 billion, respectively, as of December 31, 2011. LSW’s principal product line is annuities, which it sells primarily through independent agents.

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company.  This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block.  The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities.  The Closed Block was established to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits.  Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group.  The Company is licensed in all 50 states and the District of Columbia.  Approximately 21% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department.  NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.  Although the Company had no such practices in effect as of December 31, 2011, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP.  Under statutory accounting practices:

Investments:  Investments in bonds are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.  That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note interest is not recorded as a liability nor an expense until approval for payment of such interest has been granted by the Commissioner, whereas under GAAP the interest is accrued throughout the year.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Investment in Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP but are included as an Investment in Subsidiary at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.  The concept of nonadmitted assets is not recognized under GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income.  Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities.  The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes.  Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.  Effective December 31, 2009, the Company adopted the NAIC’s temporary guidance for deferred income taxes under SSAP No. 10R.  The guidance is effective for annual periods ended December 31, 2009 and interim and annual periods ending in 2011.  Subject to meeting certain risk-based capital requirements, the guidance permits the Company to elect to expand the limits on the deferred income taxes to 1) loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

Statements of Cash Flow:  Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

A reconciliation of net income (loss) and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)			Capital and Surplus
	Year ended December 31			December 31
	2011	2010	2009	2011	2010
	(In Thousands)
Statutory-basis	$25,944	$20,886	$(11,397)	$1,142,659	$1,136,177
Add (deduct) adjustments:
Investments	109,961	116,718	82,212	1,004,851	611,904
Policy acquisition costs	(26,951)	(31,556)	(15,548)	381,439	408,390
Nonadmitted assets	—	—	—	130,616	123,425
Policyholder reserves	24,957	15,182	105	(74,568)	(115,816)
Policyholder dividends	(923)	8,578	(1,407)	68,604	68,926
Asset valuation reserve	—	—	—	60,490	48,828
Interest maintenance reserve	2,861	7,122	24,133	69,376	66,514
Income taxes	(10,939)	(11,285)	11,382	(140,441)	(147,866)
Other comprehensive income, net	—	—	—	(428,974)	(252,597)
Other, net	5,890	1,994	(3,684)	(57,406)	(35,498)
Interest, Surplus Notes	—	(496)	—	(6,125)	(3,599)
GAAP-basis	$130,800	$127,143	$85,796	$2,150,521	$1,908,788

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments.  Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus.

Cash includes cash equivalents.  Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.  During 2011, the Company recognized an adjustment in the carrying value of its wholly-owned subsidiary of $40.1 million.  This adjustment was the result of making a change to the interest rate methodology being employed in the CARVM calculation of fixed rate and equity indexed annuities.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has ownership interests of less than 10% in several joint ventures.  The Company generally carries these interests based on the underlying audited GAAP equity of the investee. Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative characteristics, that could be potentially impaired. These identified securities are subjected to an enhanced analysis.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements effective for December 31, 2010. The guidance adopts Accounting

Standards Codification (“ASC”) 820 with few modifications.  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2011 balance sheet as follows:

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include short-term investments and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options.  Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques

method of valuation and the valuation inputs.  The Company did not hold any Level 3 assets as of December 31, 2011.

Bonds - Bonds that are rated an NAIC 6 or that have been impaired are carried at lower of cost or fair value and are included in Levels 2 and 3 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short-term investments — Short-term investments consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities — Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets — Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent government bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.            Significant Accounting Policies (continued)

Valuation Techniques (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2011
Assets
Bonds	—	13,084	—	13,084
Common stock	29,922	—	—	29,922
Total debt and equity securities	29,922	13,084	—	43,006
Short-term investments	59,650	—	—	59,650
Derivative assets	138	9,550	—	9,688
Total cash and investments	59,788	9,550	—	69,338
Separate account assets	609,921	71,696	—	681,617
Total assets	699,631	94,330	—	793,961

Liabilities
Derivative liabilities	—	3,500	—	3,500
Total liabilities	—	3,500	—	3,500

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2010
Assets
Bonds	—	10,491	34	10,525
Common stock	27,420	—	—	27,420
Total debt and equity securities	27,420	10,491	34	37,945
Short-term investments	24,950	—	—	24,950
Derivative assets	127	14,628	—	14,755
Total cash and investments	25,077	14,628	—	39,705
Separate account assets	686,785	62,448	—	749,233
Total assets	739,282	87,567	34	826,883

Liabilities
Derivative liabilities	—	5,422	—	5,422
Total liabilities	—	5,422	—	5,422

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The Tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2011 and 2010 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

Activity
During the
		Net		period
		Investment	Change in	(Purchases,
		Gains/Loss in	Unrealized	Issuances,	Transfers
At December 31, 2011	Beginning	earnings	Gains/	Sales,	In/Out of	Ending
Assets	Balance	(Realized)	(Losses)	Settlements)	Level 3	Balance
(In Thousands)
Corporate	34	—	(34)	—	—	—
Private placements	—	—	—	—	—	—
Preferred stock	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—
Total AFS debt and equity balance	34	—	(34)	—	—	—
Other invested assets	—	—	—	—	—	—
Total invested assets	34	—	(34)	—	—	—

Activity
During the
		Net		period
		Investment	Change in	(Purchases,
		Gains/Loss in	Unrealized	Issuances,	Transfers
At December 31, 2010	Beginning	earnings	Gains/	Sales,	In/Out of	Ending
Assets	Balance	(Realized)	(Losses)	Settlements)	Level 3	Balance
(In Thousands)
Corporate	613	(1,342)	763	—	—	34
Private placements	—	—	—	—	—	—
Preferred stock	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—
Total AFS debt and equity balance	613	(1,342)	763	—	—	34
Other invested assets	—	—	—	—	—	—
Total invested assets	613	(1,342)	763	—	—	34

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks.  The AVR is calculated as prescribed by the NAIC.

The Interest Maintenance Reserve (“IMR”) defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold.  IMR amortization is included in net investment income.  The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the Balance Sheets.  The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Property and Equipment

Property and equipment is reported at depreciated cost.  Real property owned by the Company is primarily depreciated over 40 years using the straight-line method with a half year convention.  Furniture and equipment is depreciated using the straight-line method over five years and three years, respectively.  EDP equipment and software is depreciated for a period not exceeding three years (SSAP 79).

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  In 2011, the Company expanded its investments in the program by approximately $50.5 million.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $224.2 million and $169.0 million at December 31, 2011 and 2010, respectively, and is included in other assets.  COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $6.8 million, $6.2 million, and $7.3 million in 2011, 2010, and 2009, respectively, and is included in other income.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary.  Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected.  Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Commissions and other policy and contract costs are expensed as incurred.  First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP.  Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables.  Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death.  Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.  Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve.  Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year.  For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating.  No substandard extra reserves are held after 20 years or at age 65 if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.  Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables.  Valuation interest rates for active life reserves range from 3.0% to 6.0%.  Disability income reserves are based on

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Benefit Reserves (continued)

expected experience at 4.5% interest and exceed statutory minimum reserves.  The Company anticipates investment income as a factor in the premium deficiency calculation.  Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2011 and 2010, the Company had $2.6 billion and $2.5 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation set by the Department.  At December 31, 2011 and 2010, reserves on the above inforce insurance totaled $66.8 million and $64.6 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis.  Term life insurance, while on a participating basis, currently receives no dividend.  Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year.  The amount of policyholder

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Dividends to Policyholders (continued)

dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results.  The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life and pension policyholders, and the Company’s pension plans.  Separate account liabilities represent the policyholders’ share of separate account assets.  The Company also participates in certain separate accounts.  Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.  Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.9 million and $0.7 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2011 and 2010, respectively.  These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.  Policyholder partial withdrawals to date have not been significant.  The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries.  Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.  Deferred income tax assets are subject to admissibility

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Federal Income Taxes (continued)

criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities.  Unrealized gains and losses are presented net of related changes in deferred taxes.  The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2011 and through the statutory-basis financial statement issuance date of April 20, 2012.  The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 5R - Liabilities, Contingencies and Impairments of Assets

In 2010, the NAIC adopted substantive revisions to SSAP No. 5 to adopt with modification FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.  The substantive revisions to SSAP No. 5R requires the reporting entity to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee are remote.  The proposed guidance was modified from FIN 45 to also require liability recognition for intercompany or related party transactions, unless such transactions are considered an unlimited guarantee.  The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 35R — Guaranty Fund and Other Assessments

In 2010, the NAIC approved SSAP No. 35R that essentially adopts guidance found in Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments (ASC Topic 405) with certain exceptions.  Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions were met: 1) an assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed; 2) the event obligation an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and 3) the amount of the assessment can be reasonably

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards (continued)

estimated. The effective date for implementation of SSAP 35R was January 1, 2011. The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 22 — Leases

In 2011, the NAIC adopted revisions to SSAP No. 22, Leases, to incorporate guidance regarding lease modifications and the early termination of lease agreements. The revisions adopt specific aspects of ASC 420, Exit or Disposal Cost Obligations. The guidance requires a liability to be recognized, measured at fair value, for costs to terminate the lease at the time the entity terminates the contract. The adoption of this revised accounting standard did not have a material impact on the company. For additional information on leases see Note J - Business Risks, Commitments and Contingencies.

SSAP No. 97 — Investments in Subsidiary, Controlled, and Affiliated Entities

In 2010, the NAIC adopted SSAP No. 97 - Investments in Subsidiary, Controlled, and Affiliated Entities, which contains guidance for determining which valuation method to use on SCA investments based on characteristics of the subsidiary. The adoption of this accounting standard did not have a material impact on the Company.

Future Adoption of New Accounting Standards

SSAP No. 101 —  Income Taxes

In 2011, the NAIC adopted SSAP No. 101 — Income Taxes. SSAP No. 101 replaces SSAP No. 10 and SSAP No.10R. SSAP 101 utilizes certain principles found in FIN 48 — Accounting for Uncertainty in Income Taxes and FAS 109 — Accounting for Income Taxes, which have been codified in ASC 740 — Tax Provisions, but does not adopt guidance found in ASC 740. The effective date for implementation of SSAP 101 is January 1, 2012.

SSAP No. 100 — Fair Value Measurements

In 2010, the NAIC adopted revisions to modify disclosures within SSAP No. 100, Fair Value Measurements.  The guidance adopts new and revised disclosures from ASU 2010-06, Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measures. The revision also clarifies fair value measurements which are considered recurring and nonrecurring for statutory accounting. Two additional items were deferred during the 2010 discussion which were

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

subsequently adopted during the 2011 NAIC Fall National Meeting: 1) The reporting entity shall disclose the fair value hierarchy and the method used to obtain the fair value measurement for all items in which fair value is disclosed within the Annual Statement investment schedules, 2) requires a gross presentation of purchases, sales, issues and settlement within the reconciliation for fair value measurements categorized within Level 3 of the fair value hierarchy. These two items are effective for the first quarter 2012 reporting period. For additional information on fair values see Note A - Significant Accounting Policies.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements.  Actual results could differ from those estimates.

Reclassifications

Certain 2010 amounts have been reclassified to conform to the 2011 presentation.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2011
Bonds:
U.S. government obligations	$19,726	$1,311	$—	$21,037
Government agencies, authorities and subdivisions	24,765	4,787	—	29,552
Corporate:
Communications	358,915	42,040	6,003	394,952
Consumer & retail	639,010	85,875	594	724,291
Financial institutions	635,405	57,070	9,723	682,752
Industrial and chemicals	407,793	54,986	2,291	460,488
Other corporate	5,166	2,399	—	7,565
REITS	71,209	5,829	189	76,849
Transportation	72,240	13,478	197	85,521
Utilities	687,310	98,658	2,865	783,103
Total corporate	2,877,048	360,335	21,862	3,215,521

Private placements	405,720	36,808	425	442,103
Mortgage-backed securities	1,970,500	198,051	16,118	2,152,433
Total bonds	5,297,759	601,292	38,405	5,860,646

Preferred stocks	—	—	—	—
	$5,297,759	$601,292	$38,405	$5,860,646

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$19,675	$2,070	$—	$21,745
Government agencies, authorities and subdivisions	20,302	565	161	20,706
Corporate:
Communications	359,543	34,147	2,508	391,182
Consumer & retail	604,535	54,575	1,711	657,399
Financial institutions	706,490	57,564	12,470	751,584
Industrial and chemicals	404,438	40,283	2,165	442,556
Other corporate	13,487	3,279	—	16,766
REITS	59,169	4,245	928	62,486
Transportation	74,227	11,831	206	85,852
Utilities	710,005	63,710	4,655	769,060
Total corporate	2,931,894	269,634	24,643	3,176,885

Private placements	411,074	29,715	373	440,416
Mortgage-backed securities	1,815,268	103,794	27,571	1,891,491
Total bonds	5,198,213	405,778	52,748	5,551,243

Preferred stocks	—	—	—	—
	$5,198,213	$405,778	$52,748	$5,551,243

A summary of the amortized cost and fair value of investments in bonds at December 31, 2011, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$117,008	$119,740
After one through five	936,993	1,014,006
After five through ten	1,395,488	1,554,143
After ten	877,770	1,020,324
Mortgage-backed securities	1,970,500	2,152,431
Total	$5,297,759	$5,860,644

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2011:
Unaffiliated common stocks	$28,623	$1,497	$197	$29,923
Affiliated common stock	317,763	219,211	—	536,974
Total common stocks	$346,386	$220,708	$197	$566,897

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2010:
Unaffiliated common stocks	$24,781	$2,676	$38	$27,419
Affiliated common stock	317,764	203,713	—	521,477
Total common stocks	$342,545	$206,389	$38	$548,896

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2011 and 2010:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2011
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	—	—	—	—	—	—
Corporate:
Communications	34,903	5,327	14,674	676	49,577	6,003
Consumer & retail	22,882	594	—	—	22,882	594
Financial institutions	106,580	4,383	46,595	5,340	153,175	9,723
Industrial and chemicals	18,378	430	10,418	1,861	28,796	2,291
Other corporate	—	—	—	—	—	—
REITS	—	—	1,810	189	1,810	189
Transportation	4,167	197	—	—	4,167	197
Utilities	13,633	169	10,843	2,696	24,476	2,865
Total Corporate	200,543	11,100	84,340	10,762	284,883	21,862

Private placements	15,471	425	—	—	15,471	425
Mortgage-backed securities	63,459	5,494	16,316	10,624	79,775	16,118
Total bonds	279,473	17,019	100,656	21,386	380,129	38,405

Common stocks	2,934	197	—	—	2,934	197
Preferred stocks	—	—	—	—	—	—
	$282,407	$17,216	$100,656	$21,386	$383,063	$38,602

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	7,065	161	—	—	7,065	161
Corporate:
Communications	33,507	1,128	23,506	1,380	57,013	2,508
Consumer & retail	43,767	1,711	146	—	43,913	1,711
Financial institutions	90,172	2,990	99,445	9,480	189,617	12,470
Industrial and chemicals	26,959	1,193	8,018	972	34,977	2,165
Other corporate	—	—	—	—	—	—
REITS	—	—	6,049	928	6,049	928
Transportation	3,378	206	—	—	3,378	206
Utilities	47,195	803	24,957	3,852	72,152	4,655
Total Corporate	244,978	8,031	162,121	16,612	407,099	24,643

Private placements	11,868	132	6,704	241	18,572	373
Mortgage-backed securities	413,498	15,290	37,636	12,281	451,134	27,571
Total bonds	677,409	23,614	206,461	29,134	883,870	52,748

Common stocks	—	—	1,960	38	1,960	38
Preferred stocks	—	—	—	—	—	—
	$677,409	$23,614	$208,421	$29,172	$885,830	$52,786

Of the $17.0 million total unrealized losses on debt securities in the less than 12 months category, $11.1 million total unrealized losses are in the corporate bond portfolio and are concentrated in the communications and financial institution sectors.  In 2011, the JPMorgan US Liquid Index, an investment grade corporate bond index widened by approximately 66 basis points from 164 basis points at the beginning of the year to 230 basis points at the end of the year.  Over the same time period, the financial institution sub component of the JPMorgan US Liquid Index widened by approximately 147 basis points from a beginning level of 196 basis points to a year end level of 343.  The additional spread widening in the financial institution sub component is attributable to the uncertainty surrounding global economic growth and the concerns over European Sovereign Debt levels.

The debt securities in an unrealized loss position for less than 12 months also include $5.5 million of mortgage-backed securities.  Of this amount, $4.9 million is attributable to the Commercial Mortgage Backed Securities (“CMBS”).  Several factors contributed to the widening of CMBS spreads in 2011 including concerns over global growth, European sovereign debt

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

levels, uncertainty over assumptions in rating agency CMBS models, and market supply exceeding demand.

Of the $21.4 million unrealized losses on debt securities in the more than 12 months category, $10.8 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions and utilities sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2011 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $10.6 million of mortgage-backed securities all of which are attributable to the Commercial Mortgage Backed Securities (“CMBS”).  The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time the Company would record other-than-temporary impairments (“OTTI”) as appropriate.

The Company recorded $5.5 million and $1.6 million of other-than-temporary impairments on bonds in 2011 and 2010, respectively. There were no impairments recognized on preferred stock in 2011 or 2010.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2011	2010
Geographic Region
New England	1.1%	1.9%
Middle Atlantic	5.2%	2.3%
East North Central	16.6%	16.6%
West North Central	8.1%	8.9%
South Atlantic	28.2%	29.5%
East South Central	2.6%	2.3%
West South Central	7.4%	8.8%
Mountain	8.1%	7.7%
Pacific	22.7%	22.0%
	100.0%	100.0%

	2011	2010
Property Type
Apartment	11.4%	13.3%
Retail	13.3%	12.3%
Office Building	40.5%	37.8%
Industrial	30.6%	31.9%
Hotel/Motel	0.0%	0.6%
Mixed Use	3.9%	0.0%
Other Commercial	0.3%	4.1%
	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.  The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios at December 31, 2011 and 2010:

Debt Service Coverage Ratios as of December 31, 2011

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
	($ in thousands)
At December 31, 2011
< 50%	$23,997	$44,888	$17,103	$2,686	$3,872	$92,546
50% – 60%	23,380	53,860	49,492	—	1,911	128,643
60% – 70%	—	45,753	88,137	14,225	2,947	151,062
70% – 80%	—	37,791	33,486	23,784	—	95,061
80% – 90%	—	—	21,579	18,395	20,606	60,580
> 90%	—	—	27,106	36,862	49,230	113,198
Total	$47,377	$182,292	$236,903	$95,952	$78,566	$641,090

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate

Debt Service Coverage Ratios as of December 31, 2010

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
	($ in thousands)
At December 31, 2010
< 50%	$15,543	$96,334	$14,902	$5,226	$1,879	$133,884
50% – 60%	11,962	34,394	29,994	3,811	8,370	88,531
60% – 70%	—	48,906	135,150	17,426	—	201,482
70% – 80%	—	22,925	43,347	10,468	—	76,740
80% – 90%	—	17,847	10,274	22,038	—	50,159
> 90%	—	12,606	22,034	76,886	21,349	132,875
Total	$27,505	$233,012	$255,701	$135,855	$31,598	$683,671

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2011 and 2010, is shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

	2011	2010

1 year or less	5.0%	3.5%
Over 1 through 3 years	26.4%	19.0%
Over 3 through 5 years	21.1%	19.7%
Over 5 through 10 years	33.3%	40.2%
Over 10 through 15 years	9.5%	9.6%
Over 15 through 20 years	4.7%	6.7%
Over 20 years	0.0%	1.3%
	100.0%	100.0%

The estimated fair value of mortgage loans at December 31, 2011 and 2010 was $669.0 million and $689.6 million, respectively.  The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2011, the Company originated mortgage loans of $23.9 million. The maximum and minimum lending rates for mortgage loans originated during 2011 were 4.25% and 4.93%.  During 2011 and 2010, the Company did not reduce the interest rate on any outstanding mortgage loans.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans, was 75%.

Mortgage loans and related valuation allowances at December 31 were as follows:

	2011	2010
	(In Thousands)
Unimpaired loans	$641,090	$683,671
Impaired loans without valuation allowances	—	—
Subtotal	641,090	683,671
Impaired loans with valuation allowances	—	—
Related valuation allowances	—	—
Subtotal	—	—

Total	$641,090	$683,671

The Company reviews loans for impairment based on but not limited to deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

credit issues. When the company determines that based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and sets up a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

The Company has a high quality, well performing, commercial mortgage loan portfolio.  The Company identifies troubled debt based on concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company did not have any restructured loans as of December 31, 2011 and 2010.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2011	2010	2009
	(In Thousands)
Income
Bonds	$316,885	$319,265	$307,223
Preferred stocks	1	(115)	2,372
Common stocks, unaffiliated	576	216	246
Common stocks, affiliated	—	—	—
Mortgage loans	43,564	51,283	51,798
Real estate*	9,768	9,325	9,214
Contract loans	31,369	33,360	34,182
Short-term investments and cash	12	64	85
Other invested assets	12,751	6,758	1,128
Options/futures	(2,608)	4,572	4,769
Other	456	215	243
Total investment income	412,774	424,943	411,260
Expenses
Depreciation	1,905	1,960	2,015
Interest expense	21,000	20,533	—
Other	12,493	6,340	8,630
Total investment expenses	35,398	28,833	10,645
Net investment income	$377,376	$396,110	$400,615

*Includes amounts for the occupancy of company-owned property of $6,190, $5,656 and $5,662, in 2011, 2010, and 2009, respectively.

There was no nonadmitted accrued investment income at December 31, 2011 or 2010.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2011	2010	2009
	(In Thousands)
Bonds and other debt securities
Gross gains	$14,672	$33,406	$50,696
Gross losses	(9,015)	(15,631)	(29,341)
Preferred stocks, unaffiliated
Gross gains	—	—	—
Gross losses	—	—	—
Common stocks, unaffiliated
Gross gains	898	236	743
Gross losses	(225)	(668)	(2,126)
Common stocks, affiliated
Gross losses	—	—	—
Other
Gross gains	1,354	450	2
Gross losses	(2,381)	(8,847)	(28,567)
Net realized capital gains (losses)	5,303	8,946	(8,593)
Amount transferred to IMR	(12,080)	(19,942)	(42,602)
	(6,777)	(10,996)	(51,195)
Less federal income taxes on realized capital gains (losses) after effect of transfer to IMR	(1,014)	4,798	9,403
Net realized capital losses	$(7,791)	$(6,198)	$(41,792)

Loaned Securities

The Company exited its security lending program in 2010 and does not currently participate in any securities lending program.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders.  The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.6 million and $8.8 million of impairments on non-public joint ventures in 2011 and 2010, respectively.  These joint ventures have underlying characteristics of common stock.  Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio.  These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.  Any repurchase liability is included in other liabilities.  There were no open transactions at December 31, 2011 or 2010.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2011	2010
	(In Thousands)
Net deferred tax asset	$61,998	$66,845
Furniture and equipment	2,734	3,281
Software applications	32,478	22,418
Prepaid pension asset	25,855	23,912
Prepaid expenses	4,126	3,351
Other	3,425	3,618
Total nonadmitted assets	$130,616	$123,425

D.  Investment Products

The Company issues several investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $777.7 million and $789.5 million at December 31, 2011 and 2010, respectively.  The fair value of liabilities for these investment products was $756.3 million and $765.9 million at December 31, 2011 and 2010, respectively.  The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

E.  Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person.  Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.  Total individual life premiums ceded were $53.8 million, $49.3 million, and $49.2 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included as a reduction of premium and annuity considerations.  Total individual life insurance ceded was $19.6 billion and $20.0 billion of the $40.7 billion and $41.5 billion in force at December 31, 2011 and 2010, respectively.  The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2011 and 2010, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.  There were no unilaterally cancelable

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Reinsurance (continued)

reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2011 and 2010.  The Company’s largest reserve credit as of December 31, 2011 and 2010 was with Swiss Re for $125.1 million and $119.3 million, respectively.

No reinsurance agreements were in force at December 31, 2011 and 2010 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.  No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”).  All amounts reinsured by UNUM are on a modified coinsurance basis.  The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM.  Interest is paid to UNUM on these reserves at a rate of 9.44%.  The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991.  Interest is paid to UNUM on these reserves at a rate of 6.98%.  Total disability income premiums ceded in 2011, 2010, and 2009 were $26.2 million, $27.6 million and $28.8 million, respectively.

In 2009, a number of assumption changes to life insurance and annuity products resulted in a $2.4 million increase in reserves. The $2.4 million was charged to capital and surplus.

In 2010, there were no assumption changes to life insurance and annuity products.

In 2011, there were no assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

F.  Federal Income Taxes

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company.  The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors.  Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

At December 31, 2011 and 2010, the Company elected to admit deferred tax assets pursuant to SSAP No. 10R, Income Taxes, paragraph 10.(e). (the election).

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	2011			2010
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$249,586	$14,264	$263,850	$246,030	$14,409	$260,439
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	249,586	14,264	263,850	246,030	14,409	260,439
Gross deferred tax liabilities	(58,094)	(8,019)	(66,113)	(52,396)	(8,173)	(60,569)
Net deferred tax asset/ (liability)	$191,492	$6,245	$197,737	$193,634	$6,236	$199,870

Admitted pursuant to para. 10.a.	—	—	—	—	—	—
Paragraph 10.b.i.	78,391	4,902	83,293	79,767	2,389	82,156
Paragraph 10.b.ii.	N/A	N/A	99,387	N/A	N/A	104,034
Admitted pursuant to para. 10.b.	78,391	4,902	83,293	79,767	2,389	82,156
Admitted pursuant to para. 10.c.	58,094	8,019	66,113	52,396	8,173	60,569
Total admitted without election	$136,485	$12,921	$149,406	$132,163	$10,562	$142,725

Admitted pursuant to para. 10.e.i	—	—	—	—	—	—
Paragraph 10.e.ii.a.	130,837	4,902	135,739	130,636	2,389	133,025
Paragraph 10.e.ii.b.	N/A	N/A	149,081	N/A	N/A	156,052
Admitted pursuant to para. 10.e.ii.	130,837	4,902	135,739	130,636	2,389	133,025
Admitted pursuant to para. 10.e.iii.	58,094	8,019	66,113	52,396	8,173	60,569
Total admitted with election	$188,931	$12,921	$201,852	$183,032	$10,562	$193,594

Nonadmitted deferred tax asset	(60,655)	(1,343)	(61,998)	(62,998)	(3,847)	(66,845)
Net admitted deferred tax asset/ (liability)	$130,837	$4,902	$135,739	$130,636	$2,389	$133,025

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The change in the components of the net deferred tax asset/(liability) from prior year is as follows:

	Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$3,556	$(145)	$3,411
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,556	(145)	3,411
Gross deferred tax liabilities	(5,698)	154	(5,544)
Net deferred tax asset/ (liability)	$(2,142)	$9	$(2,133)

Admitted pursuant to para. 10.a.	—	—	—
Paragraph 10.b.i.	(1,376)	2,513	1,137
Paragraph 10.b.ii.	N/A	N/A	(4,647)
Admitted pursuant to para. 10.b.	(1,376)	2,513	1,137
Admitted pursuant to para. 10.c.	5,698	(154)	5,544
Total admitted without election	$4,322	$2,359	$6,681

Admitted pursuant to para. 10.e.i	—	—	—
Paragraph 10.e.ii.a.	130,837	4,902	135,739
Paragraph 10.e.ii.b.	N/A	N/A	149,080,683
Admitted pursuant to para. 10.e.ii.	130,837	4,902	135,739
Admitted pursuant to para. 10.e.iii.	58,094	8,019	66,113
Total admitted with election	$188,931	$12,921	$201,852

Nonadmitted deferred tax asset	2,343	2,504	4,847
Net admitted deferred tax asset/ (liability)	$201	$2,513	$2,714

The following statutory balances increased as a result of the election (all ordinary):

	2011
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$83,293	$135,739	$52,446
Admitted assets	8,722,196	8,774,642	52,446
Statutory surplus	1,090,213	1,142,659	52,446
Total adjusted capital	1,233,850	1,286,296	52,446
Authorized control level	163,739	163,739	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

	2010
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$82,156	$133,025	$50,869
Admitted assets	8,607,014	8,657,883	50,869
Statutory surplus	1,085,308	1,136,177	50,869
Total adjusted capital	1,211,707	1,262,576	50,869
Authorized control level	160,665	160,665	—

At December 31, 2011 and 2010, tax planning strategies had the following impact on deferred tax assets:

	2011
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$130,837	$4,902	$135,739
Percentage of gross deferred tax assets	52%	34%	51%
Percentage of net admitted deferred tax assets	100%	100%	100%

	2010
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$0	$2,389	$2,389
Percentage of gross deferred tax assets	0%	17%	1%
Percentage of net admitted deferred tax assets	0%	100%	2%

	Change
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$130,837	$2,513	$133,350
Percentage of gross deferred tax assets	52%	17%	50%
Percentage of net admitted deferred tax assets	100%	0%	98%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

Federal current income taxes incurred consists of the following major components:

	2011	2010
	(In Thousands)
Tax (benefit) on operations	$(16,159)	$(16,298)
Tax credits	(7,886)	(5,472)
Income taxes incurred on operations	$(24,045)	$(21,770)
Tax (benefit) on realized capital gains/losses	5,242	3,839
Total current income taxes incurred	$(18,803)	$(17,931)

The components of deferred tax assets and liabilities are as follows:

	2011	2010	Character
	(In Thousands)
Deferred Tax Assets:
Deferred acquisition costs	$51,455	$54,219	Ordinary
Reserves	79,084	74,326	Ordinary
Policyholder dividends	20,795	23,730	Ordinary
Capital invested assets	14,264	14,409	Capital
Employee benefits	78,060	78,212	Ordinary
Other	20,192	15,543	Ordinary
Total deferred tax assets	$263,850	$260,439
Nonadmitted deferred tax assets	(61,998)	(66,845)
Admitted deferred tax assets	$201,852	$193,594

Deferred Tax Liabilities:
Deferred and uncollected premiums	$22,053	$21,286	Ordinary
Capital invested assets	8,019	8,173	Capital
Ordinary invested assets	7,964	6,295	Ordinary
Reserves	1,884	2,261	Ordinary
Real estate	5,154	4,768	Ordinary
Employee benefits	13,669	10,731	Ordinary
Other	7,370	7,055	Ordinary
Total deferred tax liabilities	$66,113	$60,569
Net admitted deferred tax asset (liability)	$135,739	$133,025

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The change in deferred income taxes is comprised of the following:

	2011	2010	Change
	(In Thousands)
Gross deferred tax assets	$263,850	$260,439	$3,411
Gross deferred tax liabilities	(66,113)	(60,569)	(5,544)
Net deferred tax asset	$197,737	$199,870	$(2,133)
Less: Tax effect of unrealized gains/losses			(632)
Less: Tax effect of non-admitted assets			4,215
Less: Tax effect of min. pension obligation			(417)
Less: Tax effect of other surplus items			5,931
Adjusted incr. (decr.) in net deferred taxes			$(11,230)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income.  The significant items causing this difference are as follows:

	2011	2010
	(In Thousands)
Pretax income computed at statutory rate	$5,247	$4,991
Amortization of IMR	(1,747)	(1,464)
Prior year taxes	234	(66)
Dividends received deduction	(1,478)	(1,372)
COLI	(2,535)	(2,399)
Tax credits	(8,375)	(5,472)
Other	1,081	200
Total	$(7,573)	$(5,582)

Total current income taxes incurred	$(18,803)	$(17,931)
Adjusted incr. (decr.) in net deferred taxes	(11,230)	(12,349)
Total income tax incurred	$(7,573)	$(5,582)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 (“ASC 740-10”).  The NAIC is still evaluating the applicability of ASC 740-10 to statutory financial reporting.  Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.  The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, Liabilities, Contingencies and Impairments of Assets.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010
	(In Thousands)
Balance, beginning of year	$160	$300
Additions based on tax positions related to the current year	—	—
Additions/(Subtractions) for tax positions of prior years	297	(140)
Balance, end of year	$457	$160

None of the unrecognized tax benefit balance as of December 31, 2011, if recognized, would impact the Company’s effective rate.  It is likely that there will be no change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2011 and December 31, 2010, the Company has recognized approximately $0.4 million and $0.1 million in interest expense and penalties, respectively.  The Company has approximately $1.5 million and $1.1 million accrued for interest and penalties at December 31, 2011 and December 31, 2010 respectively.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
2011	$—	$—
2010	—	—
2009	—	—

During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates

In 2011, there was no dividend paid by the Company to NLVF.  In 2010, the Company paid a cash dividend of $25.0 million to NLVF.  There were no dividends paid in 2009.

NLVF has a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company.  NLREH is an affiliate of National Life.  NLREH operations consist primarily of management and operation of other real estate owned.  In 2009, National Life sold real estate mortgages plus accrued interest with a fair value of $8.3 million to NLREH.  In 2010, National Life sold one mortgage plus accrued interest with a fair value of $11.9 million to NLREH.  In 2011, National Life sold two mortgages plus accrued interest with a fair value of $4.8 million.

In 2009, the Company purchased $7.0 million of a 6.5% senior note issued by NLVF with an amortized cost of $3.9 million and is accreting the discount into net investment income.

In 2009, the Company made a $8.6 million unsecured loan to NLVF.  The Vermont Department of Financial Regulation received prior approval.  The loan was originally due to be repaid January 31, 2012.  An amendment was made to the agreement with a revised due date of January 31, 2013.   Interest on the loan is calculated at LIBOR + 150 basis points.

In 2008, the Company made a $25 million unsecured loan to NLVF.  The Vermont Department of Financial Regulation received prior approval.  The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2012. Interest on the loan is calculated at LIBOR + 150 basis points.

All intercompany transactions are settled on a current basis.  Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets.  There was $17.3 million payable to LSW for the year ended December 31, 2011 and $1.4 million for the year ended December 31,

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

2010.  Under cost allocation agreements with LSW, the Company received $28.1 million and $23.0 million for the years ended December 31, 2011 and 2010, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2011 and 2010.

The Company and several of its subsidiaries and affiliates share common facilities and employees.  Expenses are periodically allocated according to specified reimbursement agreements.

H.  Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for Company employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service and compensation, increased at a specified rate of interest.  This plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These non-qualified defined benefit pension plans are not separately funded.  Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.  These defined benefit plans are included in the other benefits category in the tables that follow.

The following tables show the plans’ combined funded status at December 31:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
	(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$298,125	$266,004	$264,504	$33,081	$34,370	$33,823
Service cost	6,131	5,126	5,525	1,451	1,290	1,654
Interest cost	15,160	15,763	15,726	1,679	2,048	2,049
Actuarial (gain) loss	2,189	28,070	(3,359)	1,112	(1,568)	(491)
Benefits paid	(17,209)	(16,838)	(16,392)	(2,205)	(3,059)	(2,665)
Curtailments	—	—	—	—	—	—
Benefit obligation at end of year	$304,396	$298,125	$266,004	$35,118	$33,081	$34,370

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
	(In Thousands)
(2) Change in plan assets
Fair value of plan assets at beginning of year	$155,267	$139,083	$129,650	$—	$—	$—
Actual return on plan assets	4,206	13,687	5,233	—	—	—
Employer contribution	23,967	10,800	12,000	—	—	—
Benefits paid	(17,209)	(8,303)	(7,800)	—	—	—
Fair value of plan assets at end of year	$166,231	$155,267	$139,083	$—	$—	$—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
	(In Thousands)
(3) Funded status
Benefit obligation in excess of plan assets	$138,165	$142,858	$126,921	$35,118	$33,081	$34,370
Unamortized prior service benefit	(105)	(172)	(239)	(753)	(879)	(1,005)
Unrecognized net loss	96,567	95,580	76,956	1,823	570	2,322
Remaining net obligation or net asset at initial date of application	—	—	—	597	1,382	2,167
Additional funding for minimum pension liability	(1,191)	16,668	(6,142)	—	—	—
Prepaid assets or (accrued liabilities)	(41,704)	(42,835)	(45,074)	(33,451)	(32,008)	(30,886)

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
	(In Thousands)
(4) Benefit obligation for non-vested employees	$11,609	$18,891	$16,878	$3,723	$3,776	$4,592

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
	(In Thousands)
Components of net periodic benefit cost
Service cost	$6,131	$5,126	$5,525	$1,451	$1,290	$1,654
Interest cost	15,160	15,763	15,726	1,679	2,048	2,049
Expected (return) on plan assets	(10,949)	(10,490)	(9,768)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	785	785	785
Amortization of unrecognized gains and losses	7,946	6,250	6,805	(141)	183	550
Amount of prior service cost recognized	(67)	(67)	(84)	(126)	(126)	(126)
Total net periodic benefit cost	$18,221	$16,582	$18,204	$3,648	$4,180	$4,912

The measurement date for all of the plans was October 1 preceding the date of the Balance Sheets.

The total accumulated benefit obligation was $293.5 million, $284.9 million and $253.9 million at December 31, 2011, 2010 and 2009, respectively.  The amount of accumulated benefit obligation for non-vested employees as of December 31, 2011 was $0.7 million.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

In 2011 a decrease of $1.2 million, in 2010 a increase of $16.7 million, and in 2009 a decrease of $6.1 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2011, 2010 and 2009 was $59.7 million, $60.9 million and $44.2 million, respectively. There were no admitted intangible pension assets at December 31, 2011, 2010, or 2009. The HOEPP prepaid pension asset of $25.9 million, $23.9 million, and $23.3 million at December 31, 2011, 2010, and 2009, respectively, is accounted for as a nonadmitted asset.

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009

The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	4.85%	5.25%	5.75%	5.25%	5.25%	5.75%
b. Rate of compensation increase	3.00%	Varies-	Varies-
		based on	based on
		age	age	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	5.25%	5.75%	6.00%	5.25%	5.75%	6.00%
b. Rate of compensation increase	3.00%	Varies-	Varies-
		based on	based on
		age	age	N/A	N/A	N/A

c. Expected long-term rate of return on plan assets	7.00%	7.50%	7.50%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 6.0% for 2011, 6.0% for 2010 and 6.5% for 2009.  This projected rate declines linearly to 5.0% in 2013 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.1 million and increase the service cost component of net periodic postretirement benefit costs by approximately $0.2 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.9 million and the service cost component of net periodic pension cost by about $0.1 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2011	October 1, 2010
Bonds	38%	39%
Common Stocks	61%	61%
Group annuity contract and other	1%	0%
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long-term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2011, and in aggregate for the five years thereafter is as follows:

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
	(In Thousands)
2012	$20,484	$2,137	$99
2013	18,606	2,210	104
2014	19,081	2,271	109
2015	19,319	2,353	115
2016	19,995	2,453	119
2017-2021	115,164	12,702	664

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2012 into its separately funded defined benefit pension plan is approximately $15 million.

The Company provides 401-K plans for its employees.  Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company’s contribution to the 401-K plans for its employees for the years ended December 31, 2011, 2010, and 2009, was $0.9 million, $0.8 million and $0.8 million, respectively.

The Company also provides a 401-K plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No Company contributions are made to the plan.  Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company did not make a contribution to its 401-K plan for agents for years ended 2011 and 2010.

The Company also has a defined contribution pension plan covering substantially all full-time agents.  Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 18, 2009, the Company issued surplus notes with a principal balance of $200 million, bearing interest at 10.5% and a maturity date of September 15, 2039. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is schedule to be paid semiannually on March 15 and September 15 of each year. The Company paid $21.0 million in 2011 and had $6.1 million of unapproved interest that was not accrued at December 31, 2011.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company expensed debt issuance costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.  Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus. At December 31, 2011 and 2010, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares.  No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.  NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business.  There were no changes in the balances of any special surplus funds from the prior period.

In 2011, there was no dividend paid by the Company to NLVF.  In 2010, the Company paid an ordinary dividend of $25.0 million to NLVF.  Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner.  Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder.  No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2011, 2010, and 2009.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points. The outstanding balance on the line of credit was $0 as of December 31, 2011 and 2010.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB, provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion.  In 2011, the Company received an advance from FHLB in the amount of $100 million, and as such the Company increased its investment in FHLB to $10.6 million.  Total interest paid to FHLB on these funds in 2011 was $0.9 million.  This money is considered to be operating leverage and the full $100 million is included in liability for deposit-type contracts. The outstanding balance on this borrowing facility was $100 million and $0 at December 31, 2011 and 2010.

J.  Business Risks, Commitments and Contingencies

Business Risks

Concerns over inflation, energy costs, geopolitical issues, interest rates, the availability and cost of credit, the U.S. mortgage market, equity markets and a declining real estate market in the United States, along with other factors, have contributed to increased market volatility and diminished expectations for the economy. The global capital markets are experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions.  Securities that are less liquid are more difficult to value and sell. Domestic and international equity markets have

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

also experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected.

Commercial mortgage loans face heightened delinquency and default risk due to recent economic conditions and the resulting adverse impacts on the obligors of such instruments. In addition, future refinancing risks for commercial mortgage loans have resulted in declining values on certain of such instruments.  The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.  The Company has not established a valuation allowance for estimated impairments as of December 31, 2011 and 2010, respectively.

As of December 31, 2011, the Company held $208.8 million of commercial mortgage-backed securities (“CMBS”).  As of December 31, 2011, the fair value of the Company’s CMBS was $209.9 million.  The Company did not have any other-than-temporary declines related to CMBS investments as of December 31, 2011.  It is unclear how long it will take for a return to normal market conditions.  The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.  For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2011, the Company’s over-the-counter notional exposure to derivative counterparties totaled $20.7 million with a combined market value of $5.3 million owed to the Company by these derivative counterparties.  To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds.  As of December 31, 2011, the net exposure to any one counterparty related to the Company’s derivative exposure did not exceed $3.5 million.

The Company also is subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio include investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition. In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns.  As of December 31, 2011, the Company had outstanding $1,041.4 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value.  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability.  An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                 Low or declining interest rates tend to decrease the yield the Company earns on their portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase.  In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company to reduce the sales of some products.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions.  These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging.  Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors. In addition, the company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings.  The results of these matters cannot be predicted with certainty.  There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations.  However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts.  Class members could instead pursue alternative dispute resolution according to predetermined guidelines.  All of the alternative dispute resolution cases had been settled by December 31, 2000.  Qualifying members also opted out of the class action to preserve their litigation rights against the Company.  Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position.  Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company anticipates additional capital investments of $103.9 million into existing limited partnerships and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business.  The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).  At December 31, 2011, the Company had accrued assessment charges of $6.4 million with expected payment over the next ten years.  The Company has also recorded a related asset of $3.5 million for premium tax credits, which are expected to be realized through 2021.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $9.2 million and $8.2 million in 2011 and 2010, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2011:

Operating
Year	Leases
(In Millions)
2012	$5.4
2013	4.8
2014	3.8
Total minimum lease payments	$14.0

The Company extended its agreement with Perot through October 31, 2014.

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2011:

Contract
Year	Obligation
(In Millions)
2012	$17.0
2013	17.7
2014	1.5
Total contract obligation	$36.2

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion.  Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Closed Block (continued)

At December 31, 2011 and 2010, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

L. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2011, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$36,974	2.1%
At book value less current surrender charge of 5% or more	230,065	13.4%
Total with adjustment or at market value	267,039	15.5%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	1,041,406	60.3%
Not subject to discretionary withdrawal	418,238	24.2%
Total annuity reserves and deposit fund liabilities - before reinsurance	1,726,683	100.0%
Less reinsurance ceded	—	—
Net annuity reserves and deposit fund liabilities	$1,726,683	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2011, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,222	$745
Ordinary renewal	61,663	62,118
Total	$63,885	$62,863

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions.  All separate account assets are carried at fair value.  The Company participates in certain separate accounts.  The Company’s separate accounts are nonguaranteed.

	2011	2010
	(In Thousands)
Separate account premiums and considerations	$33,787	$38,532

Reserves for accounts with assets at fair value	665,508	728,149

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2011	2010
	(In Thousands)
Subject to discretionary withdrawal with adjustment -
At book value (which equals fair value) less surrender charge of 5% or more	$101,992	$128,931

Subject to discretionary withdrawal without adjustment -
At book value (which equals fair value)	376,790	421,924

Not subject to discretionary withdrawal	186,726	177,294
Total reserves	$665,508	$728,149

A reconciliation of net transfers to/from separate accounts during 2011 and 2010 is as follows:

	2011	2010
	(In Thousands)
Net transfers to/from separate accounts	$(40,546)	$(15,093)
Reconciling items	—	—
Total	$(40,546)	$(15,093)

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market.  The options are used to hedge obligations to credit interest indexed life and annuity products tied to

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are

O. Derivative Financial Instruments (continued)

purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration.  Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level.  If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy.  The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements.  The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position.  Counterparties may make a single net payment at expiration.  Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties.  However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.  The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts.  The amount of collateral that may be required for future trading is determined by the exchange on which it is traded.  The amount of collateral that is required for option trading is dependent on the counterparty.  Most counterparties do not require collateral.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Derivative Financial Instruments (continued)

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows:

	2011	2010
	(In Thousands)
Notional amounts:
Futures	$310	$1,566
Options purchased	162,500	120,799
Options written	142,100	116,203

The carrying value of options and futures at December 31 were as follows:

	2011	2010
	(In Thousands)
Carrying values:
Options purchased	$9,550	$14,628
Options written	(3,500)	(5,422)
Futures purchased	138	128
Net carrying value	$6,188	$9,334

P. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2011		2010
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
	(In Thousands)
Cash and short-term investments	$67,154	$67,154	$64,436	$64,436
Bonds	5,297,759	5,860,646	5,198,213	5,551,243
Common stocks - unaffiliated	29,923	29,923	24,781	27,419
Mortgage loans	641,090	669,000	683,671	689,611
Contract loans	563,426	661,823	563,530	643,619
Separate account assets	681,617	681,617	749,233	749,233
Reserve assets - cash	55,677	55,677	59,996	59,996
Other invested assets - bank syndicate loans	4,487	4,487	4,712	4,712
Investment product liabilities	777,718	756,307	789,491	765,853

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

For cash and short-term investments carrying value approximates estimated fair value.

P. Fair Value of Financial Instruments (continued)

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available.  In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.  If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF.  These subsidiaries are privately held and therefore fair values are not obtainable.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value.  Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value.  Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

NATIONAL VARIABLE

LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *

DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts (as listed in the statements of net assets and the statements of operations) constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two periods then ended and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the mutual funds’ advisors, provide a reasonable basis for our opinion.

Boston, Massachusetts

April 20, 2012

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2011

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Alger American Fund
Growth Portfolio	$14,252,962	611,644.39	21.21	4,117.70	16.85	57,674.53	10.76	9,455.51	62.47
Capital Appreciation Portfolio	$1,703,324	112,797.23	12.63	608.78	17.70	13,731.80	13.95	14,544.18	5.24
SmallCap Growth Portfolio	$7,090,548	433,771.51	15.79	138.31	18.47	334.16	14.70	3,936.55	58.95
Alliance Bernstein
Value	$9,257	377.59	13.12	318.92	13.49	—	—	—	—
Small/Mid Cap Value	$1,808,310	90,502.29	17.46	1,399.52	17.95	11,324.74	17.95	—	—
International Value	$2,408,195	184,993.32	11.62	3,010.30	11.95	18,606.44	11.95	—	—
International Growth	$238,338	7,305.45	13.79	8,332.67	14.18	1,372.62	14.18	—	—
American Century Variable Portfolios
Income & Growth Portfolio	$2,880,949	204,999.83	12.40	—	—	19,404.44	13.85	8,438.58	8.30
Inflation Protection Portfolio	$1,401,135	75,213.18	14.55	1,082.19	13.74	12,165.77	15.58	65,520.08	1.57
International Portfolio	$3,873,082	263,543.12	13.08	3,353.17	14.09	27,040.02	14.01	—	—
Ultra Portfolio	$75,450	4,495.96	11.19	—	—	2,098.10	11.98	—	—
Value Portfolio	$6,114,390	291,115.70	18.79	737.06	13.88	19,933.04	19.03	19,492.66	13.13
Vista Portfolio	$775,578	59,261.23	12.04	7.12	13.99	4,804.90	12.90	—	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	$711,102	42,216.93	13.74	—	—	8,902.73	14.72	—	—
Opportunistic Small Cap Portfolio	$98,427	11,051.50	8.91	—	—	—	—	—	—
Quality Bond Portfolio	$373,094	24,588.01	13.87	—	—	2,156.89	14.86	—	—
Socially Responsible Growth Fund	$291,321	30,295.56	8.27	—	—	1,055.76	9.14	10,087.94	3.08
DWS Variable Series II (1)
Dreman Small Cap Value Portfolio	$2,070,448	120,515.86	15.55	1,307.36	16.16	10,536.15	16.66	—	—
Large Cap Value (2)	$195,573	19,503.06	9.93	—	—	170.68	10.64	—	—
DWS VIT Funds
Equity 500 Index Fund	$944,568	—	—	—	—	—	—	61,578.38	15.34
Small Cap Index Fund	$677,656	10,561.81	15.75	139.37	16.19	9,982.78	16.19	18,289.91	18.99

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2011

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	$11,131,250	379,493.58	26.35	3,428.46	15.75	50,644.66	21.28	—	—
Equity Income Portfolio	$8,677,242	185,085.66	44.09	378.24	15.41	38,086.57	13.42	—	—
Growth Portfolio	$12,366,500	256,030.63	44.04	246.97	15.92	77,002.28	14.10	—	—
High Income Portfolio	$4,884,940	116,352.81	38.75	1,069.81	17.54	24,715.17	14.47	—	—
Index 500 Portfolio	$34,390,158	846,711.52	33.87	24,278.86	15.02	380,075.38	14.06	—	—
Investment Grade Bond Portfolio	$6,619,034	283,563.68	17.50	2,670.34	13.86	75,955.32	19.33	65,398.02	2.32
Mid Cap Portfolio	$3,339,124	175,600.96	17.41	2,147.86	16.86	13,221.33	18.64	—	—
Money Market (3)	$8,180,166	453,487.43	13.71	2,840.74	10.01	90,977.59	14.16	491,612.21	1.31
Overseas Portfolio	$7,940,999	299,811.93	24.02	3,217.65	12.66	33,642.15	11.28	146,974.57	2.18
Value Strategies	$95,240	4,570.03	18.79	485.37	19.32	—	—	—	—
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$1,674,032	108,488.18	13.29	973.49	14.01	15,341.21	14.24	—	—
Mutual Shares Securities Fund	$827,501	58,325.28	12.21	913.23	14.15	7,839.49	13.08	—	—
Global Real Estate Fund	$908,583	80,178.77	10.85	—	—	3,328.28	11.62	—	—
Mutual Global Discovery Securities Fund	$228,270	16,802.65	13.22	277.45	13.59	174.14	13.59	—	—
Small Midcap Growth Fund	$217,069	15,611.52	13.11	126.86	17.50	725.86	14.04	—	—
Small Cap Value Securities Fund	$552,064	28,906.46	15.00	405.11	16.87	6,949.43	16.07	—	—
US Government	$766,448	64,109.43	11.49	1,393.95	11.81	1,151.00	11.81	—	—
Invesco Variable Investment Funds (4) (5)
Capital Development Fund (6)	$846,870	92,655.22	8.64	—	—	1,731.30	9.54	19,136.93	1.58
Global Health Care Fund	$2,111,442	179,698.29	11.05	—	—	8,517.79	12.21	9,265.45	2.33
Technology Fund	$1,458,556	287,936.10	4.89	—	—	7,144.38	5.40	8,617.59	1.47
JP Morgan Series Trust II
International Equity Portfolio	$3,631,302	198,987.24	11.41	—	—	18,620.94	12.01	84,723.48	13.42
Small Cap Core	$947,434	47,534.53	16.08	—	—	11,735.64	15.12	263.72	20.69
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$2,323,800	—	—	—	—	—	—	1,315,922.95	1.77
Emerging Markets Equity Portfolio	$511,951	—	—	—	—	—	—	217,982.68	2.35
US Real Estate Portfolio	$86,030	—	—	—	—	—	—	25,098.90	3.43

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(6) During 2011 the Invesco V.I. Capital Development Fund was added

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2011

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	$510,358	39,455.93	9.87	—	—	11,439.62	10.57	—	—
Short Duration Bond Portfolio	$3,171,189	256,260.10	10.78	4,649.48	12.33	30,484.15	11.54	—	—
Mid Cap Growth Portfolio	$328,633	19,258.99	16.77	174.41	16.99	154.06	17.96	—	—
Partners Portfolio	$1,973,668	124,581.64	12.85	137.03	16.61	22,816.04	13.19	2,807.59	24.90
Socially Responsive Portfolio	$2,609	132.40	15.17	38.55	15.60	—	—	—	—
Oppenheimer Variable Products
Balanced / VA	$23,744	1,751.42	13.48	10.38	13.85	—	—	—	—
Main Street Small & Mid Cap / VA	$39,238	2,269.10	17.15	18.41	17.63	—	—	—	—
Global Strategic Income / VA	$204,277	13,177.95	14.01	1,101.20	14.40	261.67	14.40	—	—
Sentinel Variable Products Trust (7)
Balanced Fund	$3,889,664	154,930.84	21.67	1,058.21	14.39	25,184.89	17.47	2,854.22	26.84
Bond Fund	$7,857,497	307,958.01	21.87	4,194.29	13.10	47,236.34	21.73	1,935.94	21.63
Common Stock Fund	$26,447,911	962,965.88	24.74	5,686.61	15.28	60,085.90	17.59	88,696.38	16.74
Mid Cap Growth Fund	$7,664,937	299,460.45	22.32	63.54	17.10	39,403.26	16.08	21,300.44	16.21
Small Company Fund	$14,691,359	293,020.69	45.65	3,736.13	16.90	34,377.80	33.91	3,470.17	24.94
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$1,116,262	78,538.38	12.63	686.33	17.05	8,350.36	13.52	—	—
Equity Income Portfolio	$4,745,926	340,520.88	12.14	3,971.08	14.35	42,663.97	13.00	—	—
Health Sciences Portfolio	$865,683	47,661.62	16.70	548.94	18.21	3,350.51	17.88	—	—
Personal Strategy Portfolio	$112,815	7,502.87	15.04	—	—	—	—	—	—
Van Eck VIP Trust
Emerging Markets	$1,202,532	51,386.35	20.55	1,697.99	21.12	5,251.31	21.12	—	—
VIP Global Bond	$1,129,749	78,323.67	12.60	1,905.73	12.96	9,090.58	12.96	—	—
VIP Global Hard Assets	$1,298,903	72,235.91	16.46	1,026.41	16.92	5,478.14	16.92	—	—
Wells Fargo Variable Trust Funds
Discovery	$6,153,314	306,874.79	18.40	—	—	21,191.29	21.23	2,042.86	28.16
Opportunity	$3,907,367	110,993.93	20.33	—	—	26,863.23	21.09	23,572.86	45.98

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
		Capital	SmallCap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Investment income:
Dividend income	$145,775	$1,802	$—	$105	$3,807

Expenses:
Mortality and expense risk and administrative charges	125,139	13,995	67,668	41	9,053

Net investment income (loss)	20,636	(12,193)	(67,668)	64	(5,246)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	845,580	29,954	148,863	89	91,704

Net unrealized appreciation (depreciation) on investments	(904,879)	(28,335)	(374,563)	(462)	30,800

Net realized and unrealized gain (loss) on investments	(59,299)	1,619	(225,700)	(373)	122,504

Increase (decrease) in net assets resulting from operations	$(38,663)	$(10,574)	$(293,368)	$(309)	$117,258

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Investment income:
Dividend income	$113,678	$15,256	$48,018	$91,243	$67,801

Expenses:
Mortality and expense risk and administrative charges	23,070	2,759	25,375	17,052	40,158

Net investment income (loss)	90,608	12,497	22,643	74,191	27,643

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	27,210	—

Net realized gain (loss) from shares sold	141,979	30,825	(149,179)	137,135	282,556

Net unrealized appreciation (depreciation) on investments	(776,997)	(147,515)	194,625	(13,980)	(928,115)

Net realized and unrealized gain (loss) on investments	(635,018)	(116,690)	45,446	150,365	(645,559)

Increase (decrease) in net assets resulting from operations	$(544,410)	$(104,193)	$68,089	$224,556	$(617,916)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Investment income:
Dividend income	$—	$131,453	$—	$10,304	$379

Expenses:
Mortality and expense risk and administrative charges	488	54,400	7,699	5,467	883

Net investment income (loss)	(488)	77,053	(7,699)	4,837	(504)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	8,241	(3,643)	55,469	20,771	4,560

Net unrealized appreciation (depreciation) on investments	(5,920)	(56,168)	(120,658)	25,795	(18,871)

Net realized and unrealized gain (loss) on investments	2,321	(59,811)	(65,189)	46,566	(14,311)

Increase (decrease) in net assets resulting from operations	$1,833	$17,242	$(72,888)	$51,403	$(14,815)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

			DWS	DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	Variable
	Investment Fund	Investment Fund	Series II	Series II	Series II
	Quality	Socially	Dreman	Dreman
	Bond	Responsible Growth	Strategic Value (1)	Small Cap Value	Large Cap Value (2)

Investment income:
Dividend income	$13,683	$2,901	$2,177	$20,120	$—

Expenses:
Mortality and expense risk and administrative charges	3,324	2,438	563	24,251	1,103

Net investment income (loss)	10,359	463	1,614	(4,131)	(1,103)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	7,445	5,116	15,089	259,779	(2,037)

Net unrealized appreciation (depreciation) on investments	4,585	(3,769)	(1,402)	(560,658)	(10,834)

Net realized and unrealized gain (loss) on investments	12,030	1,347	13,687	(300,879)	(12,871)

Increase (decrease) in net assets resulting from operations	$22,389	$1,810	$15,301	$(305,010)	$(13,974)

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

			Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS	DWS	Insurance	Insurance	Insurance	Insurance
	VIT Funds	VIT Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Small Cap		Equity		High
	Equity 500 Index	Index	Contrafund	Income	Growth	Income

Investment income:
Dividend income	$16,219	$5,311	$119,642	$226,675	$48,210	$340,450

Expenses:
Mortality and expense risk and administrative charges	1,563	2,848	104,180	83,215	114,357	43,480

Net investment income (loss)	14,656	2,463	15,462	143,460	(66,147)	296,970

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	46,099	—

Net realized gain (loss) from shares sold	1,048	(7,696)	(266,858)	(92,090)	104,057	9,780

Net unrealized appreciation (depreciation) on investments	(2,399)	(21,529)	(144,495)	11,335	(129,605)	(146,512)

Net realized and unrealized gain (loss) on investments	(1,351)	(29,225)	(411,353)	(80,755)	20,551	(136,732)

Increase (decrease) in net assets resulting from operations	$13,305	$(26,762)	$(395,891)	$62,705	$(45,596)	$160,238

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market (3)	Overseas	Value Strategies

Investment income:
Dividend income	$692,034	$215,325	$9,537	$1,033	$130,886	$1,069

Expenses:
Mortality and expense risk and administrative charges	292,971	54,833	38,604	47,906	79,423	1,063

Net investment income (loss)	399,063	160,492	(29,067)	(46,873)	51,463	6

Realized and unrealized gain (loss) on investments:

Capital gains distributions	871,051	176,378	6,319	—	18,128	—

Net realized gain (loss) from shares sold	(1,125,347)	71,991	595,779	8	(463,306)	7,051

Net unrealized appreciation (depreciation) on investments	291,648	10,720	(1,180,301)	—	(1,322,886)	(22,729)

Net realized and unrealized gain (loss) on investments	37,352	259,089	(578,203)	8	(1,768,064)	(15,678)

Increase (decrease) in net assets resulting from operations	$436,415	$419,581	$(607,270)	$(46,865)	$(1,716,601)	$(15,672)

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Investment income:
Dividend income	$33,379	$19,969	$81,254	4,291	$—

Expenses:
Mortality and expense risk and administrative charges	15,690	7,049	8,982	1,620	2,156

Net investment income (loss)	17,689	12,920	72,272	2,671	(2,156)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	4,460	—

Net realized gain (loss) from shares sold	36,428	(20,435)	(24,415)	1,318	20,648

Net unrealized appreciation (depreciation) on investments	(273,632)	(7,889)	(114,812)	(15,926)	(31,400)

Net realized and unrealized gain (loss) on investments	(237,204)	(28,324)	(139,227)	(10,148)	(10,752)

Increase (decrease) in net assets resulting from operations	$(219,515)	$(15,404)	$(66,955)	(7,477)	$(12,908)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Investment Funds (4)	Investment Funds (4)	Investment Funds (4)	Investment Funds (4)
	Small Cap		Capital
	Value Securities	US Government	Development (5)	Dynamics (6)	Global Health Care	Technology

Investment income:
Dividend income	$3,973	$118,174	$—	$—	$—	$2,972

Expenses:
Mortality and expense risk and administrative charges	4,567	24,191	5,139	2,817	19,495	14,137

Net investment income (loss)	(594)	93,983	(5,139)	(2,817)	(19,495)	(11,165)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	2,684	93,582	(10,184)	275,826	(64,192)	56,821

Net unrealized appreciation (depreciation) on investments	(27,619)	(21,415)	(171,596)	(161,063)	155,718	(134,619)

Net realized and unrealized gain (loss) on investments	(24,935)	72,167	(181,780)	114,763	91,526	(77,798)

Increase (decrease) in net assets resulting from operations	$(25,529)	$166,150	$(186,919)	$111,946	$72,031	$(88,963)

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Cap	Fixed Income	Equity	US Real Estate

Investment income:
Dividend income	$73,010	$1,383	$91,544	$2,450	$738

Expenses:
Mortality and expense risk and administrative charges	25,557	8,164	3,240	1,258	222

Net investment income (loss)	47,453	(6,781)	88,304	1,192	516

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(214,092)	5,245	(33,832)	(12,230)	1,798

Net unrealized appreciation (depreciation) on investments	(305,449)	(55,088)	79,372	(103,622)	2,673

Net realized and unrealized gain (loss) on investments	(519,541)	(49,843)	45,540	(115,852)	4,471

Increase (decrease) in net assets resulting from operations	$(472,088)	$(56,624)	$133,844	$(114,660)	$4,987

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap
	Growth	Bond	Growth	Partners	Socially Responsive

Investment income:
Dividend income	$—	$122,415	$—	$—	$9

Expenses:
Mortality and expense risk and administrative charges	4,609	31,081	3,020	18,221	18

Net investment income (loss)	(4,609)	91,334	(3,020)	(18,221)	(9)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	53,258	(30,702)	10,956	(20,367)	74

Net unrealized appreciation (depreciation) on investments	(53,775)	(82,977)	(8,409)	(230,862)	(189)

Net realized and unrealized gain (loss) on investments	(517)	(113,679)	2,547	(251,229)	(115)

Increase (decrease) in net assets resulting from operations	$(5,126)	$(22,345)	$(473)	$(269,450)	$(124)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

				Sentinel	Sentinel	Sentinel
	Oppenheimer	Oppenheimer	Oppenheimer	Variable	Variable	Variable
	Variable Products	Variable Products	Variable Products	Products Trust	Products Trust	Products Trust
		Main Street Small	Global Strategic			Common
	Balanced / VA	& Mid Cap / VA	Income	Balanced	Bond	Stock

Investment income:
Dividend income	$429	$37	$4,649	$92,905	$261,625	$412,086

Expenses:
Mortality and expense risk and administrative charges	196	234	2,967	32,800	54,286	231,627

Net investment income (loss)	233	(197)	1,682	60,105	207,339	180,459

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	2,023	99,871	53,565	—

Net realized gain (loss) from shares sold	32	919	(5,986)	25,444	(17,815)	(15,500)

Net unrealized appreciation (depreciation) on investments	(396)	528	(4,567)	(69,889)	161,022	332,687

Net realized and unrealized gain (loss) on investments	(364)	1,447	(8,530)	55,426	196,772	317,187

Increase (decrease) in net assets resulting from operations	$(131)	$1,250	$(6,848)	$115,531	$404,111	$497,646

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity	Health
	Growth	Market (7)	Company	Growth	Income	Sciences

Investment income:
Dividend income	$686	$—	$—	$—	$79,483	$—

Expenses:
Mortality and expense risk and administrative charges	66,882	24,711	139,607	10,125	45,141	7,657

Net investment income (loss)	(66,196)	(24,711)	(139,607)	(10,125)	34,342	(7,657)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	364,757	—	—	—

Net realized gain (loss) from shares sold	154,593	—	416,380	213,819	435,236	61,804

Net unrealized appreciation (depreciation) on investments	138,903	—	(281,279)	(181,615)	(598,318)	31,667

Net realized and unrealized gain (loss) on investments	293,496	—	499,858	32,204	(163,082)	93,471

Increase (decrease) in net assets resulting from operations	$227,300	$(24,711)	$360,251	$22,079	$(128,740)	$85,814

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	T Rowe Price	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	Equity	VIP	VIP	VIP	Variable	Variable
	Series	Trust	Trust	Trust	Trust Funds	Trust Funds
	Personal	Emerging	Global	Global
	Strategies	Markets	Bond	Hard Asset	Discovery	Opportunity

Investment income:
Dividend income	$2,317	$19,674	$17,262	$3,047	$—	$5,754

Expenses:
Mortality and expense risk and administrative charges	987	15,676	4,132	5,659	56,115	26,134

Net investment income (loss)	1,330	3,998	13,130	(2,612)	(56,115)	(20,380)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	4,401	3,263	—	—

Net realized gain (loss) from shares sold	2,044	147,575	(1,319)	15,343	307,985	(89,521)

Net unrealized appreciation (depreciation) on investments	(5,689)	(731,991)	7,861	(7,278)	(251,440)	(112,706)

Net realized and unrealized gain (loss) on investments	(3,645)	(584,416)	10,943	11,328	56,545	(202,227)

Increase (decrease) in net assets resulting from operations	$(2,315)	$(580,418)	$24,073	$8,716	$430	$(222,607)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
		Capital	SmallCap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Net investment income (loss)	$20,636	$(12,193)	$(67,668)	$64	$(5,246)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	845,580	29,954	148,863	89	91,704
Net unrealized appreciation (depreciation) on investments	(904,879)	(28,335)	(374,563)	(462)	30,800

Net realized and unrealized gain (loss) on investments	(59,299)	1,619	(225,700)	(373)	122,504

Increase (decrease) in net assets resulting from operations	(38,663)	(10,574)	(293,368)	(309)	117,258

Accumulation unit transactions:
Participant deposits	1,500,730	164,580	628,595	3,719	127,797
Transfers between investment sub-accounts and general account, net	383,241	34,937	(95,727)	(64)	886,752
Net surrenders and lapses	(1,482,323)	(155,414)	(596,083)	—	(102,121)
Contract benefits	(26,837)	(22,886)	(25,343)	—	—
Loan interest received	87,146	4,423	37,510	—	4,128
Transfers for policy loans	(217,905)	(11,283)	(129,664)	—	(12,219)
Contract charges	(1,057,284)	(113,200)	(516,462)	(669)	(72,965)
Other	48,625	19	32,971	4	2,850

Total net accumulation unit transactions	(764,607)	(98,824)	(664,203)	2,990	834,222

Increase (decrease) in net assets	(803,270)	(109,398)	(957,571)	2,681	951,480

Net assets, beginning of period	$15,056,232	$1,812,722	$8,048,119	$6,576	$856,830

Net assets, end of period	$14,252,962	$1,703,324	$7,090,548	$9,257	$1,808,310

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Net investment income (loss)	$90,608	$12,497	$22,643	$74,191	$27,643

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	27,210	—
Net realized gain (loss) from shares sold	141,979	30,825	(149,179)	137,135	282,556
Net unrealized appreciation (depreciation) on investments	(776,997)	(147,515)	194,625	(13,980)	(928,115)

Net realized and unrealized gain (loss) on investments	(635,018)	(116,690)	45,446	150,365	(645,559)

Increase (decrease) in net assets resulting from operations	(544,410)	(104,193)	68,089	224,556	(617,916)

Accumulation unit transactions:
Participant deposits	314,552	39,373	302,391	192,659	579,651
Transfers between investment sub-accounts and general account, net	273,954	(151,757)	(51,368)	(744,148)	(235,682)
Net surrenders and lapses	(305,775)	(78,753)	(321,037)	(190,108)	(569,808)
Contract benefits	—	—	(5,544)	—	(1,011)
Loan interest received	9,392	381	9,866	8,220	17,060
Transfers for policy loans	(7,398)	(5,976)	(44,607)	(149,387)	(46,429)
Contract charges	(194,000)	(33,840)	(265,684)	(141,051)	(341,664)
Other	5,555	1,746	8,134	10,481	10,260

Total net accumulation unit transactions	96,280	(228,826)	(367,849)	(1,013,334)	(587,623)

Increase (decrease) in net assets	(448,130)	(333,019)	(299,760)	(788,778)	(1,205,539)

Net assets, beginning of period	$2,856,325	$571,357	$3,180,709	$2,189,913	$5,078,621

Net assets, end of period	$2,408,195	$238,338	$2,880,949	$1,401,135	$3,873,082

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Net investment income (loss)	$(488)	$77,053	$(7,699)	$4,837	$(504)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	8,241	(3,643)	55,469	20,771	4,560
Net unrealized appreciation (depreciation) on investments	(5,920)	(56,168)	(120,658)	25,795	(18,871)

Net realized and unrealized gain (loss) on investments	2,321	(59,811)	(65,189)	46,566	(14,311)

Increase (decrease) in net assets resulting from operations	1,833	17,242	(72,888)	51,403	(14,815)

Accumulation unit transactions:
Participant deposits	10,051	625,971	125,523	73,142	16,152
Transfers between investment
sub-accounts and general account, net	(18,472)	(283,657)	(82,283)	69,963	14,602
Net surrenders and lapses	(3,736)	(619,123)	(69,215)	(63,353)	(6,074)
Contract benefits	(847)	(61,025)	—	(694)	—
Loan interest received	763	21,210	5,919	2,499	110
Transfers for policy loans	(11,713)	(163,228)	(25,951)	(15,683)	(2,380)
Contract charges	(5,906)	(466,487)	(68,583)	(41,406)	(7,019)
Other	77	11,640	1,439	866	106

Total net accumulation unit transactions	(29,783)	(934,699)	(113,151)	25,334	15,497

Increase (decrease) in net assets	(27,950)	(917,457)	(186,039)	76,737	682

Net assets, beginning of period	$103,400	$7,031,847	$961,617	$634,365	$97,745

Net assets, end of period	$75,450	$6,114,390	$775,578	$711,102	$98,427

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

			DWS	DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	Variable
	Investment Fund	Investment Fund	Series II	Series II	Series II
	Quality	Socially	Dreman	Dreman
	Bond	Responsible Growth	Strategic Value (1)	Small Cap Value	Large Cap Value (2)

Net investment income (loss)	$10,359	$463	$1,614	$(4,131)	$(1,103)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	7,445	5,116	15,089	259,779	(2,037)
Net unrealized appreciation (depreciation) on investments	4,585	(3,769)	(1,402)	(560,658)	(10,834)

Net realized and unrealized gain (loss) on investments	12,030	1,347	13,687	(300,879)	(12,871)

Increase (decrease) in net assets resulting from operations	22,389	1,810	15,301	(305,010)	(13,974)

Accumulation unit transactions:
Participant deposits	47,814	34,795	6,152	308,397	18,840
Transfers between investment
sub-accounts and general account, net	16,047	(21,554)	(206,583)	(651,600)	213,142
Net surrenders and lapses	(18,877)	(16,823)	(4,309)	(278,869)	(4,936)
Contract benefits	—	—	—	—	(908)
Loan interest received	388	1,393	84	7,494	1,067
Transfers for policy loans	(6,734)	(5,968)	(8,207)	(26,620)	(10,120)
Contract charges	(36,960)	(36,456)	(4,259)	(191,732)	(8,241)
Other	644	409	156	5,886	703

Total net accumulation unit transactions	2,322	(44,204)	(216,966)	(827,044)	209,547

Increase (decrease) in net assets	24,711	(42,394)	(201,665)	(1,132,054)	195,573

Net assets, beginning of period	$348,383	$333,715	$201,665	$3,202,502	$—

Net assets, end of period	$373,094	$291,321	$—	$2,070,448	$195,573

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	DWS VIT Funds	DWS VIT Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds
	Equity 500 Index	Small Cap Index	Contrafund	Equity Income	Growth	High Income

Net investment income (loss)	$14,656	$2,463	$15,462	$143,460	$(66,147)	$296,970

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	46,099	—
Net realized gain (loss) from shares sold	1,048	(7,696)	(266,858)	(92,090)	104,057	9,780
Net unrealized appreciation (depreciation) on investments	(2,399)	(21,529)	(144,495)	11,335	(129,605)	(146,512)

Net realized and unrealized gain (loss) on investments	(1,351)	(29,225)	(411,353)	(80,755)	20,551	(136,732)

Increase (decrease) in net assets resulting from operations	13,305	(26,762)	(395,891)	62,705	(45,596)	160,238

Accumulation unit transactions:
Participant deposits	56,851	84,775	1,144,852	751,720	1,291,449	458,252
Transfers between investment sub-accounts and general account, net	(7,213)	94,359	(396,790)	(126,332)	(410,346)	(19,340)
Net surrenders and lapses	(11,465)	(18,789)	(1,027,243)	(875,547)	(1,006,065)	(326,980)
Contract benefits	—	—	(40,259)	(321,031)	(15,439)	(3,087)
Loan interest received	—	59	53,927	42,880	86,722	16,703
Transfers for policy loans	(157)	(222)	(144,863)	(272,178)	(239,118)	(122,439)
Contract charges	(46,618)	(20,127)	(865,218)	(738,703)	(1,008,496)	(416,922)
Other	(17)	502	38,082	25,549	54,619	17,799

Total net accumulation unit transactions	(8,619)	140,557	(1,237,512)	(1,513,642)	(1,246,674)	(396,014)

Increase (decrease) in net assets	4,686	113,795	(1,633,403)	(1,450,937)	(1,292,270)	(235,776)

Net assets, beginning of period	$939,882	$563,861	$12,764,653	$10,128,179	$13,658,770	$5,120,716

Net assets, end of period	$944,568	$677,656	$11,131,250	$8,677,242	$12,366,500	$4,884,940

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds	Fidelity Variable Insurance Product Funds
	Index 500	Investment Grade Bond	Mid Cap	Money Market (3)	Overseas	Value Strategies

Net investment income (loss)	$399,063	$160,492	$(29,067)	$(46,873)	$51,463	$6

Realized and unrealized gain (loss) on investments:

Capital gains distributions	871,051	176,378	6,319	—	18,128	—
Net realized gain (loss) from shares sold	(1,125,347)	71,991	595,779	8	(463,306)	7,051
Net unrealized appreciation (depreciation) on investments	291,648	10,720	(1,180,301)	—	(1,322,886)	(22,729)

Net realized and unrealized gain (loss) on investments	37,352	259,089	(578,203)	8	(1,768,064)	(15,678)

Increase (decrease) in net assets resulting from operations	436,415	419,581	(607,270)	(46,865)	(1,716,601)	(15,672)

Accumulation unit transactions:
Participant deposits	3,844,838	698,526	531,767	1,013,910	856,894	16,887
Transfers between investment sub-accounts and general account, net	(394,311)	508,064	(706,834)	10,293,942	(32,615)	43,645
Net surrenders and lapses	(3,515,919)	(769,334)	(428,811)	(2,318,335)	(569,650)	(4,140)
Contract benefits	(122,637)	(16,617)	(20,134)	—	(31,573)	—
Loan interest received	126,299	16,527	14,663	14,211	41,477	1
Transfers for policy loans	(704,444)	(107,843)	(67,198)	(51,650)	(222,273)	(35,879)
Contract charges	(2,842,601)	(585,844)	(329,035)	(742,989)	(633,072)	(13,037)
Other	115,466	13,638	8,769	17,942	30,587	757

Total net accumulation unit transactions	(3,493,309)	(242,883)	(996,813)	8,227,031	(560,225)	8,234

Increase (decrease) in net assets	(3,056,894)	176,698	(1,604,083)	8,180,166	(2,276,826)	(7,438)

Net assets, beginning of period	$37,447,052	$6,442,336	$4,943,207	$—	$10,217,825	$102,678

Net assets, end of period	$34,390,158	$6,619,034	$3,339,124	$8,180,166	$7,940,999	$95,240

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Foreign Securities	Mutual Shares Securities	Global Real Estate	Mutual Global Discovery Securities	Small Midcap Growth Fund

Net investment income (loss)	$17,689	$12,920	$72,272	$2,671	$(2,156)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	4,460	—
Net realized gain (loss) from shares sold	36,428	(20,435)	(24,415)	1,318	20,648
Net unrealized appreciation (depreciation) on investments	(273,632)	(7,889)	(114,812)	(15,926)	(31,400)

Net realized and unrealized gain (loss) on investments	(237,204)	(28,324)	(139,227)	(10,148)	(10,752)

Increase (decrease) in net assets resulting from operations	(219,515)	(15,404)	(66,955)	(7,477)	(12,908)

Accumulation unit transactions:
Participant deposits	207,262	106,909	136,909	18,202	28,387
Transfers between investment sub-accounts and general account, net	6,333	(27,420)	63,849	141,353	(1,916)
Net surrenders and lapses	(169,219)	(34,020)	(95,879)	(3,215)	(23,916)
Contract benefits	(2,091)	(12,960)	(12,116)	—	—
Loan interest received	6,274	2,129	1,959	395	150
Transfers for policy loans	(22,803)	(3,124)	(67,798)	(840)	(24,414)
Contract charges	(117,570)	(68,098)	(81,486)	(13,431)	(20,995)
Other	4,012	1,868	1,606	614	406

Total net accumulation unit transactions	(87,802)	(34,716)	(52,956)	143,078	(42,298)

Increase (decrease) in net assets	(307,317)	(50,120)	(119,911)	135,601	(55,206)

Net assets, beginning of period	$1,981,349	$877,621	$1,028,494	$92,669	$272,275

Net assets, end of period	$1,674,032	$827,501	$908,583	$228,270	$217,069

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Invesco Variable Investment Funds (4)	Invesco Variable Investment Funds (4)	Invesco Variable Investment Funds (4)	Invesco Variable Investment Funds (4)
	Small Cap Value Securities	US Government	Capital Development (5)	Dynamics (6)	Global Health Care	Technology

Net investment income (loss)	$(594)	$93,983	$(5,139)	$(2,817)	$(19,495)	$(11,165)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—	—
Net realized gain (loss) from shares sold	2,684	93,582	(10,184)	275,826	(64,192)	56,821
Net unrealized appreciation (depreciation) on investments	(27,619)	(21,415)	(171,596)	(161,063)	155,718	(134,619)

Net realized and unrealized gain (loss) on investments	(24,935)	72,167	(181,780)	114,763	91,526	(77,798)

Increase (decrease) in net assets resulting from operations	(25,529)	166,150	(186,919)	111,946	72,031	(88,963)

Accumulation unit transactions:
Participant deposits	64,521	335,086	61,149	31,310	244,256	165,976
Transfers between investment sub-accounts and general account, net	(9,453)	(2,453,332)	1,058,322	(1,088,667)	(40,627)	86,999
Net surrenders and lapses	(79,068)	(386,671)	(19,155)	(33,508)	(126,202)	(159,780)
Contract benefits	(305)	—	(10,543)	—	(2,713)	(686)
Loan interest received	1,006	5,072	3,090	578	8,749	4,541
Transfers for policy loans	(4,563)	(27,073)	(6,180)	(5,906)	(55,583)	(25,387)
Contract charges	(31,197)	(199,951)	(54,196)	(27,666)	(168,870)	(127,051)
Other	1,465	7,038	1,302	334	3,376	2,214

Total net accumulation unit transactions	(57,594)	(2,719,831)	1,033,789	(1,123,525)	(137,614)	(53,174)

Increase (decrease) in net assets	(83,123)	(2,553,681)	846,870	(1,011,579)	(65,583)	(142,137)

Net assets, beginning of period	$635,187	$3,320,129	$—	$1,011,579	$2,177,025	$1,600,693

Net assets, end of period	$552,064	$766,448	$846,870	$—	$2,111,442	$1,458,556

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	JP Morgan Series Trust II	JP Morgan Series Trust II	Morgan Stanley Universal Institutional Funds	Morgan Stanley Universal Institutional Funds	Morgan Stanley Universal Institutional Funds
	International Equity	Small Cap	Core Plus Fixed Income	Emerging Markets Equity	US Real Estate

Net investment income (loss)	$47,453	$(6,781)	$88,304	$1,192	$516

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(214,092)	5,245	(33,832)	(12,230)	1,798
Net unrealized appreciation (depreciation) on investments	(305,449)	(55,088)	79,372	(103,622)	2,673

Net realized and unrealized gain (loss) on investments	(519,541)	(49,843)	45,540	(115,852)	4,471

Increase (decrease) in net assets resulting from operations	(472,088)	(56,624)	133,844	(114,660)	4,987

Accumulation unit transactions:
Participant deposits	313,943	105,662	22,931	17,222	597
Transfers between investment sub-accounts and general account, net	91,565	(10,124)	66,676	13,769	(13,645)
Net surrenders and lapses	(251,482)	(100,827)	(72,090)	(11,916)	—
Contract benefits	(16,441)	—	—	—	—
Loan interest received	6,039	2,621	—	—	—
Transfers for policy loans	(68,239)	(17,293)	—	(5,838)	(2,525)
Contract charges	(205,126)	(87,336)	(23,425)	(11,908)	(5,236)
Other	6,822	3,053	3	(5)	(7)

Total net accumulation unit transactions	(122,919)	(104,244)	(5,905)	1,324	(20,816)

Increase (decrease) in net assets	(595,007)	(160,868)	127,939	(113,336)	(15,829)

Net assets, beginning of period	$4,226,309	$1,108,302	$2,195,861	$625,287	$101,859

Net assets, end of period	$3,631,302	$947,434	$2,323,800	$511,951	$86,030

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Neuberger Berman Advisors Management Trust	Neuberger Berman Advisors Management Trust	Neuberger Berman Advisors Management Trust	Neuberger Berman Advisors Management Trust	Neuberger Berman Advisors Management Trust
	Small Cap Growth	Short Duration Bond	Mid Cap Growth	Partners	Socially Repsonsive

Net investment income (loss)	$(4,609)	$91,334	$(3,020)	$(18,221)	$(9)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	53,258	(30,702)	10,956	(20,367)	74
Net unrealized appreciation (depreciation) on investments	(53,775)	(82,977)	(8,409)	(230,862)	(189)

Net realized and unrealized gain (loss) on investments	(517)	(113,679)	2,547	(251,229)	(115)

Increase (decrease) in net assets resulting from operations	(5,126)	(22,345)	(473)	(269,450)	(124)

Accumulation unit transactions:
Participant deposits	72,311	402,842	33,813	171,856	508
Transfers between investment sub-accounts and general account, net	(46,264)	(312,489)	(7,686)	(103,694)	462
Net surrenders and lapses	(65,003)	(453,024)	(19,777)	(192,760)	—
Contract benefits	(1,256)	(783)	(737)	(182)	—
Loan interest received	3,785	12,564	390	8,356	4
Transfers for policy loans	(20,289)	(38,122)	(1,254)	(38,721)	20
Contract charges	(38,333)	(269,829)	(23,436)	(147,017)	(312)
Other	793	9,018	737	7,125	1

Total net accumulation unit transactions	(94,256)	(649,823)	(17,950)	(295,037)	683

Increase (decrease) in net assets	(99,382)	(672,168)	(18,423)	(564,487)	559

Net assets, beginning of period	$609,740	$3,843,357	$347,056	$2,538,155	$2,050

Net assets, end of period	$510,358	$3,171,189	$328,633	$1,973,668	$2,609

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Oppenheimer Variable Products	Oppenheimer Variable Products	Oppenheimer Variable Products	Sentinel Variable Products Trust	Sentinel Variable Products Trust	Sentinel Variable Products Trust
	Balanced / VA	Main Street Small & Mid Cap / VA	Global Strategic Income / VA	Balanced	Bond	Common Stock

Net investment income (loss)	$233	$(197)	$1,682	$60,105	$207,339	$180,459

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	2,023	99,871	53,565	—
Net realized gain (loss) from shares sold	32	919	(5,986)	25,444	(17,815)	(15,500)
Net unrealized appreciation (depreciation) on investments	(396)	528	(4,567)	(69,889)	161,022	332,687

Net realized and unrealized gain (loss) on investments	(364)	1,447	(8,530)	55,426	196,772	317,187

Increase (decrease) in net assets resulting from operations	(131)	1,250	(6,848)	115,531	404,111	497,646

Accumulation unit transactions:
Participant deposits	3,669	1,629	25,077	403,422	616,277	2,652,968
Transfers between investment sub-accounts and general account, net	846	23,772	358,806	67,719	1,896,327	181,330
Net surrenders and lapses	—	—	(4,392)	(242,109)	(822,438)	(2,339,699)
Contract benefits	—	—	—	(11,460)	(18,208)	(377,727)
Loan interest received	—	79	279	10,783	25,478	128,565
Transfers for policy loans	—	5,000	(241,629)	(41,659)	(109,176)	(557,054)
Contract charges	(1,018)	(1,807)	(12,551)	(315,238)	(524,587)	(2,276,472)
Other	84	(185)	961	10,334	19,569	63,334

Total net accumulation unit transactions	3,581	28,488	126,551	(118,208)	1,083,242	(2,524,755)

Increase (decrease) in net assets	3,450	29,738	119,703	(2,677)	1,487,353	(2,027,109)

Net assets, beginning of period	$20,294	$9,500	$84,574	$3,892,341	$6,370,144	$28,475,020

Net assets, end of period	$23,744	$39,238	$204,277	$3,889,664	$7,857,497	$26,447,911

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity	Health
	Growth	Market (7)	Company	Growth	Income	Sciences

Net investment income (loss)	$(66,196)	$(24,711)	$(139,607)	$(10,125)	$34,342	$(7,657)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	364,757	—	—	—
Net realized gain (loss) from shares sold	154,593	—	416,380	213,819	435,236	61,804
Net unrealized appreciation (depreciation) on investments	138,903	—	(281,279)	(181,615)	(598,318)	31,667

Net realized and unrealized gain (loss) on investments	293,496	—	499,858	32,204	(163,082)	93,471

Increase (decrease) in net assets resulting from operations	227,300	(24,711)	360,251	22,079	(128,740)	85,814

Accumulation unit transactions:
Participant deposits	808,421	354,344	1,470,655	140,603	584,970	82,398
Transfers between investment sub-accounts and general account, net	(274,051)	(9,568,067)	(1,404,188)	(105,326)	(304,764)	37,581
Net surrenders and lapses	(563,775)	(382,260)	(1,266,799)	(248,506)	(721,055)	(110,344)
Contract benefits	(1,335)	—	(22,908)	(2,175)	—	—
Loan interest received	30,653	1,876	50,897	4,675	14,373	1,777
Transfers for policy loans	(198,121)	175,201	(250,072)	(28,969)	(43,541)	(15,784)
Contract charges	(583,854)	(381,137)	(1,113,949)	(83,589)	(366,064)	(53,039)
Other	26,036	9,100	45,269	1,995	13,950	1,605

Total net accumulation unit transactions	(756,026)	(9,790,943)	(2,491,095)	(321,292)	(822,131)	(55,806)

Increase (decrease) in net assets	(528,726)	(9,815,654)	(2,130,844)	(299,213)	(950,871)	30,008

Net assets, beginning of period	$8,193,663	$9,815,654	$16,822,203	$1,415,475	$5,696,797	$835,675

Net assets, end of period	$7,664,937	$—	$14,691,359	$1,116,262	$4,745,926	$865,683

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2011

	T Rowe Price	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	Equity	VIP	VIP	VIP	Variable	Variable
	Series	Trust	Trust	Trust	Trust Funds	Trust Funds
	Personal	Emerging	Global	Global
	Strategies	Markets	Bond	Hard Asset	Discovery	Opportunity

Net investment income (loss)	$1,330	$3,998	$13,130	$(2,612)	$(56,115)	$(20,380)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	4,401	3,263	—	—
Net realized gain (loss) from shares sold	2,044	147,575	(1,319)	15,343	307,985	(89,521)
Net unrealized appreciation (depreciation) on investments	(5,689)	(731,991)	7,861	(7,278)	(251,440)	(112,706)

Net realized and unrealized gain (loss) on investments	(3,645)	(584,416)	10,943	11,328	56,545	(202,227)

Increase (decrease) in net assets resulting from operations	(2,315)	(580,418)	24,073	8,716	430	(222,607)

Accumulation unit transactions:
Participant deposits	13,889	209,273	46,943	71,817	608,472	288,272
Transfers between investment sub-accounts and general account, net	29,352	(196,186)	1,056,415	1,091,092	(155,812)	(165,082)
Net surrenders and lapses	(745)	(258,401)	(94,970)	(59,642)	(534,102)	(161,322)
Contract benefits	—	—	—	—	(14,959)	(448)
Loan interest received	—	4,852	1,504	1,752	53,562	11,092
Transfers for policy loans	—	(3,098)	(87,451)	(38,082)	(197,269)	(56,698)
Contract charges	(18,633)	(135,843)	(30,073)	(51,619)	(458,745)	(234,656)
Other	399	3,714	1,012	3,893	26,316	8,247

Total net accumulation unit transactions	24,262	(375,689)	893,380	1,019,211	(672,537)	(310,595)

Increase (decrease) in net assets	21,947	(956,107)	917,453	1,027,927	(672,107)	(533,202)

Net assets, beginning of period	$90,868	$2,158,639	$212,296	$270,976	$6,825,421	$4,440,569

Net assets, end of period	$112,815	$1,202,532	$1,129,749	$1,298,903	$6,153,314	$3,907,367

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation

Net investment income (loss)	$(7,914)	$(18,903)	$(12,485)	$(17,100)	$(7,570)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(17,039)	(264,143)	(21,162)	(434,274)	8,538
Net unrealized appreciation (depreciation) on investments	216,855	382,490	305,580	2,127,964	208,798

Net realized and unrealized gain (loss) on investments	199,816	118,347	284,418	1,693,690	217,336

Increase (decrease) in net assets resulting from operations	191,902	99,444	271,933	1,676,590	209,766

Accumulation unit transactions:
Participant deposits	122,393	271,440	198,680	1,649,237	194,183
Transfers between investment sub-accounts and general account, net	(45,021)	(18,334)	(43,603)	(173,175)	(35,625)
Net surrenders and lapses	(60,176)	(415,743)	(97,221)	(1,057,642)	(177,456)
Contract benefits	(773)	(676)	—	(49,221)	—
Loan interest received	2,754	8,588	3,170	75,917	3,881
Transfers for policy loans	(33,362)	(36,802)	(49,397)	(350,960)	(13,601)
Contract charges	(88,643)	(181,833)	(132,140)	(1,136,033)	(129,298)
Other	427	1,667	669	35,390	815

Total net accumulation unit transactions	(102,401)	(371,693)	(119,842)	(1,006,487)	(157,101)

Increase (decrease) in net assets	89,501	(272,249)	152,091	670,103	52,665

Net assets, beginning of period	$922,078	$2,449,274	$1,448,602	$14,386,129	$1,760,057

Net assets, end of period	$1,011,579	$2,177,025	$1,600,693	$15,056,232	$1,812,722

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International
	Growth	Value	Value	Value

Net investment income (loss)	$(65,845)	$58	$(3,476)	$63,087

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—
Net realized gain (loss) from shares sold	164,884	57	79,933	152,227
Net unrealized appreciation (depreciation) on investments	1,559,637	475	98,145	(88,403)

Net realized and unrealized gain (loss) on investments	1,724,521	532	178,078	63,824

Increase (decrease) in net assets resulting from operations	1,658,676	590	174,602	126,911

Accumulation unit transactions:
Participant deposits	703,113	3,703	112,596	331,081
Transfers between investment sub-accounts and general account, net	(298,447)	(4)	29,186	266,816
Net surrenders and lapses	(752,663)	—	(62,017)	(177,079)
Contract benefits	(23,264)	—	—	—
Loan interest received	33,073	—	2,889	9,667
Transfers for policy loans	(172,542)	—	(13,022)	(55,068)
Contract charges	(547,042)	(628)	(52,925)	(206,546)
Other	26,041	10	934	3,943

Total net accumulation unit transactions	(1,031,731)	3,081	17,641	172,814

Increase (decrease) in net assets	626,945	3,671	192,243	299,725

Net assets, beginning of period	$7,421,174	$2,905	$664,587	$2,556,600

Net assets, end of period	$8,048,119	$6,576	$856,830	$2,856,325

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

		American Century	American Century	American Century	American Century
	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	Income &	Inflation
	Growth	Growth	Protection	International	Ultra

Net investment income (loss)	$7,107	$20,186	$21,443	$66,799	$(169)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	36,131	(388,214)	33,618	(387,350)	(8,152)
Net unrealized appreciation (depreciation) on investments	31,992	740,924	37,894	895,496	21,918

Net realized and unrealized gain (loss) on investments	68,123	352,710	71,512	508,146	13,766

Increase (decrease) in net assets resulting from operations	75,230	372,896	92,955	574,945	13,597

Accumulation unit transactions:
Participant deposits	53,646	343,144	206,589	644,883	17,733
Transfers between investment sub-accounts and general account, net	145,279	6,325	256,075	27,164	(1,694)
Net surrenders and lapses	(30,412)	(337,571)	(192,427)	(334,471)	(10,427)
Contract benefits	(21,074)	(1,906)	(17,237)	(23,298)	(3,684)
Loan interest received	511	10,818	9,693	17,497	537
Transfers for policy loans	(5,100)	(15,901)	(16,664)	(113,029)	(3,047)
Contract charges	(40,001)	(268,113)	(160,451)	(386,365)	(9,365)
Other	1,759	5,491	3,256	7,073	(66)

Total net accumulation unit transactions	104,608	(257,713)	88,834	(160,546)	(10,013)

Increase (decrease) in net assets	179,838	115,183	181,789	414,399	3,584

Net assets, beginning of period	$391,519	$3,065,526	$2,008,124	$4,664,222	$99,816

Net assets, end of period	$571,357	$3,180,709	$2,189,913	$5,078,621	$103,400

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Opportunistic	Quality
	Value	Vista	Appreciation	Small Cap (1)	Bond

Net investment income (loss)	$90,413	$(7,182)	$8,588	$(104)	$10,423

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(709,491)	(70,928)	(58,063)	(6,435)	7,163
Net unrealized appreciation (depreciation) on investments	1,400,001	259,138	130,826	29,714	7,611

Net realized and unrealized gain (loss) on investments	690,510	188,210	72,763	23,279	14,774

Increase (decrease) in net assets resulting from operations	780,923	181,028	81,351	23,175	25,197

Accumulation unit transactions:
Participant deposits	742,301	136,805	93,772	14,530	42,413
Transfers between investment sub-accounts and general account, net	(89,563)	(4,507)	(4,303)	(9,679)	66,450
Net surrenders and lapses	(530,432)	(57,972)	(91,157)	(5,057)	(100,008)
Contract benefits	(1,440)	(4,267)	(1,427)	—	—
Loan interest received	20,776	5,091	2,084	6	325
Transfers for policy loans	(182,128)	(41,337)	(18,824)	(957)	(1,076)
Contract charges	(509,265)	(70,598)	(42,866)	(7,065)	(33,952)
Other	9,361	447	604	49	284

Total net accumulation unit transactions	(540,390)	(36,338)	(62,117)	(8,173)	(25,564)

Increase (decrease) in net assets	240,533	144,690	19,234	15,002	(367)

Net assets, beginning of period	$6,791,314	$816,927	$615,131	$82,743	$348,750

Net assets, end of period	$7,031,847	$961,617	$634,365	$97,745	$348,383

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II	Series II	VIT Funds	VIT Funds
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	Strategic Value	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$88	$1,379	$1,409	$13,845	$2,556

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(485)	(49,585)	(36,356)	(4,391)	(8,379)
Net unrealized appreciation (depreciation) on investments	40,820	68,727	615,814	110,628	122,110

Net realized and unrealized gain (loss) on investments	40,335	19,142	579,458	106,237	113,731

Increase (decrease) in net assets resulting from operations	40,423	20,521	580,867	120,082	116,287

Accumulation unit transactions:
Participant deposits	47,066	28,004	344,512	55,038	8,272
Transfers between investment sub-accounts and general account, net	(14,248)	(2,898)	(155,664)	6,574	46,063
Net surrenders and lapses	(10,060)	(22,441)	(208,585)	(8,912)	(28,265)
Contract benefits	(764)	—	(3,618)	—	—
Loan interest received	762	716	7,898	—	—
Transfers for policy loans	(15,981)	(5,102)	(69,945)	(3,358)	2,154
Contract charges	(36,794)	(13,806)	(222,561)	(42,059)	(17,209)
Other	195	273	3,157	(1,345)	187

Total net accumulation unit transactions	(29,824)	(15,254)	(304,806)	5,938	11,202

Increase (decrease) in net assets	10,599	5,267	276,061	126,020	127,489

Net assets, beginning of period	$323,116	$196,398	$2,926,441	$813,862	$436,372

Net assets, end of period	$333,715	$201,665	$3,202,502	$939,882	$563,861

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$44,417	$88,525	$(71,834)	$338,469	$392,719

Realized and unrealized gain (loss) on investments:

Capital gains distributions	5,287	—	41,236	—	660,036
Net realized gain (loss) from shares sold	(1,439,833)	(917,935)	(251,709)	(232,117)	(1,456,862)
Net unrealized appreciation (depreciation) on investments	3,179,847	2,102,029	2,898,031	495,159	5,052,750

Net realized and unrealized gain (loss) on investments	1,745,301	1,184,094	2,687,558	263,042	4,255,924

Increase (decrease) in net assets resulting from operations	1,789,718	1,272,619	2,615,724	601,511	4,648,643

Accumulation unit transactions:
Participant deposits	1,173,545	873,424	1,428,114	508,102	3,889,161
Transfers between investment sub-accounts and general account, net	(240,723)	(89,825)	(442,609)	(620,112)	(578,207)
Net surrenders and lapses	(800,338)	(632,810)	(838,360)	(341,206)	(2,185,251)
Contract benefits	(5,314)	(15,387)	(7,098)	(28,091)	(25,739)
Loan interest received	46,779	42,028	75,038	14,854	121,468
Transfers for policy loans	(272,565)	(101,306)	(296,027)	(54,778)	(285,609)
Contract charges	(896,604)	(802,952)	(1,020,778)	(428,640)	(2,989,481)
Other	30,395	32,499	42,113	14,125	90,032

Total net accumulation unit transactions	(964,825)	(694,329)	(1,059,607)	(935,746)	(1,963,626)

Increase (decrease) in net assets	824,893	578,290	1,556,117	(334,235)	2,685,017

Net assets, beginning of period	$11,939,760	$9,549,889	$12,102,653	$5,454,951	$34,762,035

Net assets, end of period	$12,764,653	$10,128,179	$13,658,770	$5,120,716	$37,447,052

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds
	Investment
	Grade Bond	Mid Cap (1)	Overseas	Value Strategies

Net investment income (loss)	$171,424	$(23,876)	$52,628	$17

Realized and unrealized gain (loss) on investments:

Capital gains distributions	68,884	14,736	18,106	—
Net realized gain (loss) from shares sold	63,045	424,473	(1,558,734)	1,586
Net unrealized appreciation (depreciation) on investments	117,961	723,142	2,627,128	15,830

Net realized and unrealized gain (loss) on investments	249,890	1,162,351	1,086,500	17,416

Increase (decrease) in net assets resulting from operations	421,314	1,138,475	1,139,128	17,433

Accumulation unit transactions:
Participant deposits	669,641	553,129	1,009,150	9,904
Transfers between investment sub-accounts and general account, net	304,677	(397,962)	(196,237)	74,821
Net surrenders and lapses	(523,122)	(328,952)	(763,894)	—
Contract benefits	(3,823)	(20,696)	(13,460)	—
Loan interest received	17,921	16,109	39,909	—
Transfers for policy loans	(129,645)	(89,819)	(127,786)	—
Contract charges	(573,934)	(363,259)	(689,172)	(10,154)
Other	14,229	6,182	26,856	(204)

Total net accumulation unit transactions	(224,056)	(625,268)	(714,634)	74,367

Increase (decrease) in net assets	197,258	513,207	424,494	91,800

Net assets, beginning of period	$6,245,078	$4,430,000	$9,793,331	$10,878

Net assets, end of period	$6,442,336	$4,943,207	$10,217,825	$102,678

(1) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Net investment income (loss)	$18,986	$6,701	$18,708	$589	$(1,969)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(143,296)	(75,821)	(193,769)	4,666	(17,186)
Net unrealized appreciation (depreciation) on investments	246,632	157,086	353,523	3,025	74,465

Net realized and unrealized gain (loss) on investments	103,336	81,265	159,754	7,691	57,279

Increase (decrease) in net assets resulting from operations	122,322	87,966	178,462	8,280	55,310

Accumulation unit transactions:
Participant deposits	212,492	105,572	132,254	9,192	32,611
Transfers between investment sub-accounts and general account, net	63,241	(46,619)	(34,831)	34,027	9,487
Net surrenders and lapses	(169,391)	(40,839)	(79,113)	(5,070)	(11,837)
Contract benefits	(5,258)	(1,156)	(799)	—	(1,422)
Loan interest received	5,478	1,679	1,768	230	136
Transfers for policy loans	(87,444)	(22,503)	(22,214)	(2,037)	(443)
Contract charges	(128,103)	(71,834)	(84,119)	(7,060)	(19,450)
Other	2,116	2,129	1,185	78	309

Total net accumulation unit transactions	(106,869)	(73,571)	(85,869)	29,360	9,391

Increase (decrease) in net assets	15,453	14,395	92,593	37,640	64,701

Net assets, beginning of period	$1,965,896	$863,226	$935,901	$55,029	$207,574

Net assets, end of period	$1,981,349	$877,621	$1,028,494	$92,669	$272,275

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton	Franklin Templeton			Morgan Stanley
	Variable Insurance	Variable Insurance	JP Morgan	JP Morgan	Universal Institutional
	Products Trust	Products Trust	Series Trust II	Series Trust II	Funds
	Small Cap		International	Small	Core Plus
	Value Securities	US Government	Equity	Cap	Fixed Income

Net investment income (loss)	$(412)	$80,468	$(17,394)	$(8,231)	$123,745

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(51,996)	24,347	(463,661)	(133,334)	(17,037)
Net unrealized appreciation (depreciation) on investments	191,863	40,546	759,269	384,928	38,817

Net realized and unrealized gain (loss) on investments	139,867	64,893	295,608	251,594	21,780

Increase (decrease) in net assets resulting from operations	139,455	145,361	278,214	243,363	145,525

Accumulation unit transactions:
Participant deposits	59,552	447,672	330,605	126,728	21,709
Transfers between investment sub-accounts and general account, net	(16,200)	255,868	152,653	(69,772)	5,868
Net surrenders and lapses	(32,447)	(246,696)	(290,013)	(126,115)	(77,055)
Contract benefits	(719)	(51,524)	(1,381)	(1,160)	—
Loan interest received	1,246	9,152	5,807	2,063	—
Transfers for policy loans	(29,523)	(45,660)	11,028	(13,651)	39,185
Contract charges	(35,209)	(257,359)	(222,002)	(92,860)	(22,234)
Other	984	5,298	4,444	2,138	1,447

Total net accumulation unit transactions	(52,316)	116,751	(8,859)	(172,629)	(31,080)

Increase (decrease) in net assets	87,139	262,112	269,355	70,734	114,445

Net assets, beginning of period	$548,048	$3,058,017	$3,956,954	$1,037,568	$2,081,416

Net assets, end of period	$635,187	$3,320,129	$4,226,309	$1,108,302	$2,195,861

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Advisors	Advisors	Advisors
	Funds	Funds	Management Trust	Management Trust	Management Trust
	Emerging Markets		Small Cap	Short Duration	Mid Cap
	Equity	US Real Estate	Growth	Bond	Growth

Net investment income (loss)	$2,159	$2,481	$(4,536)	$161,237	$(2,828)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(87,754)	(20,324)	15,224	(108,008)	(25,948)
Net unrealized appreciation (depreciation) on investments	185,223	46,391	87,253	100,707	108,641

Net realized and unrealized gain (loss) on investments	97,469	26,067	102,477	(7,301)	82,693

Increase (decrease) in net assets resulting from operations	99,628	28,548	97,941	153,936	79,865

Accumulation unit transactions:
Participant deposits	15,982	3,562	81,612	452,176	38,286
Transfers between investment sub-accounts and general account, net	(50,489)	(35,486)	(8,270)	384,862	(11,685)
Net surrenders and lapses	(24,604)	—	(33,849)	(204,567)	(53,890)
Contract benefits	—	—	(5,391)	(60,096)	(699)
Loan interest received	—	—	3,616	12,757	348
Transfers for policy loans	(8,010)	(2,391)	(30,207)	(78,923)	(1,981)
Contract charges	(12,265)	(4,872)	(40,949)	(295,317)	(24,545)
Other	221	1,042	20	6,424	502

Total net accumulation unit transactions	(79,165)	(38,145)	(33,418)	217,316	(53,664)

Increase (decrease) in net assets	20,463	(9,597)	64,523	371,252	26,201

Net assets, beginning of period	$604,824	$111,456	$545,217	$3,472,105	$320,855

Net assets, end of period	$625,287	$101,859	$609,740	$3,843,357	$347,056

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Oppenheimer	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Variable Products	Variable Products	Variable Products
					Global Strategic
	Partners	Socially Repsonsive	Balanced / VA	Main Street	Income / VA (1)

Net investment income (loss)	$(2,370)	$(17)	$(5)	$(36)	$937

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(644,284)	814	396	253	2,250
Net unrealized appreciation (depreciation) on investments	969,915	(403)	105	1,276	996

Net realized and unrealized gain (loss) on investments	325,631	411	501	1,529	3,246

Increase (decrease) in net assets resulting from operations	323,261	394	496	1,493	4,183

Accumulation unit transactions:
Participant deposits	219,316	320	1,608	386	2,188
Transfers between investment sub-accounts and general account, net	19,912	(295)	22,627	1,953	80,826
Net surrenders and lapses	(180,205)	(3,856)	(6,228)	—	(11,366)
Contract benefits	—	—	—	—	—
Loan interest received	5,663	4	—	—	256
Transfers for policy loans	(51,144)	14	—	—	(633)
Contract charges	(160,892)	(303)	(224)	(703)	(1,621)
Other	6,888	9	14	19	(10)

Total net accumulation unit transactions	(140,462)	(4,107)	17,797	1,655	69,640

Increase (decrease) in net assets	182,799	(3,713)	18,293	3,148	73,823

Net assets, beginning of period	$2,355,356	$5,763	$2,001	$6,352	$10,751

Net assets, end of period	$2,538,155	$2,050	$20,294	$9,500	$84,574

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Mid Cap	Money
	Balanced	Bond	Stock	Growth	Market

Net investment income (loss)	$29,541	$180,673	$124,650	$(58,220)	$(80,341)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	315,369	—	—	—
Net realized gain (loss) from shares sold	(126,258)	58,528	(357,564)	(78,180)	—
Net unrealized appreciation (depreciation) on investments	498,531	(195,783)	3,977,810	1,661,388	(17)

Net realized and unrealized gain (loss) on investments	372,273	178,114	3,620,246	1,583,208	(17)

Increase (decrease) in net assets resulting from operations	401,814	358,787	3,744,896	1,524,988	(80,358)

Accumulation unit transactions:
Participant deposits	428,799	670,076	2,893,787	879,605	1,799,754
Transfers between investment sub-accounts and general account, net	153,246	645,595	(778,212)	(249,265)	1,553,270
Net surrenders and lapses	(453,651)	(411,250)	(1,633,462)	(470,320)	(2,791,014)
Contract benefits	(1,814)	(19,897)	(91,934)	(12,114)	—
Loan interest received	11,051	23,273	116,519	29,920	12,006
Transfers for policy loans	(16,645)	(99,683)	(502,687)	(51,311)	1,077,153
Contract charges	(343,190)	(503,864)	(2,432,633)	(603,592)	(1,194,851)
Other	8,419	14,787	62,488	14,066	24,214

Total net accumulation unit transactions	(213,785)	319,037	(2,366,134)	(463,011)	480,532

Increase (decrease) in net assets	188,029	677,824	1,378,762	1,061,977	400,174

Net assets, beginning of period	$3,704,312	$5,692,320	$27,096,258	$7,131,686	$9,415,480

Net assets, end of period	$3,892,341	$6,370,144	$28,475,020	$8,193,663	$9,815,654

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Equity	Equity	Equity	Equity
	Products Trust	Series	Series	Series	Series
	Small	Blue Chip	Equity	Health	Personal
	Company	Growth	Income	Sciences	Strategies

Net investment income (loss)	$(122,838)	$(10,351)	$41,137	$(7,201)	$1,136

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(666,921)	2,205	306,795	(3,937)	732
Net unrealized appreciation (depreciation) on investments	3,951,827	196,064	350,577	119,626	8,654

Net realized and unrealized gain (loss) on investments	3,284,906	198,269	657,372	115,689	9,386

Increase (decrease) in net assets resulting from operations	3,162,068	187,918	698,509	108,488	10,522

Accumulation unit transactions:
Participant deposits	1,667,970	161,532	607,907	104,751	4,652
Transfers between investment sub-accounts and general account, net	(554,348)	(61,482)	21,283	(103,698)	18,779
Net surrenders and lapses	(1,014,072)	(67,607)	(341,556)	(69,971)	—
Contract benefits	(39,630)	(6,954)	(50,057)	—	—
Loan interest received	47,718	7,826	16,300	1,707	—
Transfers for policy loans	(234,599)	(61,727)	(138,691)	(2,881)	—
Contract charges	(1,155,234)	(97,372)	(393,937)	(52,002)	(11,873)
Other	28,264	1,228	10,980	1,178	320

Total net accumulation unit transactions	(1,253,931)	(124,556)	(267,771)	(120,916)	11,878

Increase (decrease) in net assets	1,908,137	63,362	430,738	(12,428)	22,400

Net assets, beginning of period	$14,914,066	$1,352,113	$5,266,059	$848,103	$68,468

Net assets, end of period	$16,822,203	$1,415,475	$5,696,797	$835,675	$90,868

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust (1)	Trust (1)	Trust (1)	Trust Funds	Trust Funds
	Emerging	Global	Global
	Markets (2)	Bond (3)	Hard Asset (4)	Discovery	Opportunity

Net investment income (loss)	$(5,526)	$567	$(1,023)	$(52,133)	$2,725

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	408,961	587	12,096	219,278	(361,825)
Net unrealized appreciation (depreciation) on investments	47,448	1,474	43,755	1,660,989	1,200,412

Net realized and unrealized gain (loss) on investments	456,409	2,061	55,851	1,880,267	838,587

Increase (decrease) in net assets resulting from operations	450,883	2,628	54,828	1,828,134	841,312

Accumulation unit transactions:
Participant deposits	223,993	11,258	25,046	689,878	317,119
Transfers between investment sub-accounts and general account, net	6,018	180,407	118,611	(261,997)	(129,723)
Net surrenders and lapses	(123,767)	(14,952)	(7,764)	(338,633)	(204,589)
Contract benefits	(10,849)	—	—	(52,365)	(2,836)
Loan interest received	5,634	129	19	42,217	9,322
Transfers for policy loans	(37,374)	(405)	(4,195)	(266,338)	(30,689)
Contract charges	(147,674)	(7,655)	(19,221)	(495,112)	(246,617)
Other	3,040	203	(99)	12,909	5,389

Total net accumulation unit transactions	(80,979)	168,985	112,397	(669,441)	(282,624)

Increase (decrease) in net assets	369,904	171,613	167,225	1,158,693	558,688

Net assets, beginning of period	$1,788,735	$40,683	$103,751	$5,666,728	$3,881,881

Net assets, end of period	$2,158,639	$212,296	$270,976	$6,825,421	$4,440,569

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(3) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products.  Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.  Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains four products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak.  On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.   On December 23, 2008, National Life established Investor Select Product to be used exclusively for National Life’s flexible premium universal variable life policy known collectively as Investor Select.  Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within The Alger Portfolio, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund (VIF), DWS Variable Series II, DWS VIT Funds, Franklin Templeton Variable Insurance Products Trust, Invesco Variable Investment Funds (V.I.), JP Morgan Insurance Trust, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Trust (SVPT), T Rowe Price Equity Series, Van Eck VIP Trust, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust.  Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund.  Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are sixty-eight sub-accounts within the Variable Account as of December 31, 2011.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

In 2011, two funds were liquidated, Invesco V.I. Dynamic Fund and DWS Dreman Strategic Value Fund. Two new funds were added, Invesco V.I Capital Development Fund and DWS Variable Series II DWS Large Cap Value. Additionally the SVPT Money Market Fund was replaced with the VIPF Money Market Fund.

In 2010, Van Eck Worldwide Insurance Trust was renamed Van Eck VIP Trust. Several portfolios were also renamed during 2010 including: Dreyfus VIF Developing Leaders was renamed Dreyfus VIF Opportunistic Small Cap, Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income, Van Eck Worldwide Emerging Market was renamed Van Eck Emerging Markets, Van Eck Worldwide Bond was renamed Van Eck VIP Global Bonds, Van Eck Worldwide Hard Assets was renamed Van Eck VIP Global Hard Assets, SVPT Mid Cap Growth was renamed SVPT Mid Cap.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The mutual fund portfolios consist of the Alger American Capital Appreciation Portfolio, Alger American SmallCap Growth Portfolio, Alger American LargeCap Growth, Alliance Bernstein VPS Value Fund, Alliance Bernstein VPS Small/Mid Cap Value Fund, Alliance Bernstein International Value Fund, Alliance Bernstein International Growth Fund, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman Large Cap Value, DWS Dreman Small Mid Cap Value Portfolio, DWS Equity 500 Index Fund, DWS Small Cap Index Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Small MidCap Growth Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton US Government Fund, V.I Capital Development Fund, V.I Global Health Care Fund, V.I. Technology Fund, JP Morgan International Equity Portfolio, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Small Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Variable Products Balanced / VA Fund, Oppenheimer Variable Products Main Street Small & Mid Cap / VA, Oppenheimer Variable Products Global Strategic Income / VA, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck VIP Global Emerging Markets Fund, Van Eck VIP Global Bond, Van Eck VIP Global Hard Assets, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Money Market, VIPF Overseas Portfolio, VIPF Value Strategies, Wells Fargo Discovery Fund, and Wells Fargo Opportunity Fund.  The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the portfolios are valued at the closing net asset value per share as determined by the portfolio manager at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company’s general account. Participant deposits are reduced by applicable deductions, charges and state premium taxes.  Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations.  Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life.  Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2011 and through the financial statement issuance date of April 20, 2012.  The Company has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2011, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from 0.25% to 0.55% based on individual portfolios and average daily net assets.  The effective advisory fee rates paid by the sub-accounts in 2011 was 0.47%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account.  Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration.  The mortality risk assumed is that the insured under the policies may die sooner than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — VariTrak Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Account Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Account Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Investor Select Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Account Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Account Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Account Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Estate Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Account Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Benefit Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Account Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Account Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 — 5	Unit liquidation from Account Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Separate Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Separate Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2011 are set forth below:

Portfolio	Shares	Cost

Alger American Fund
Growth Portfolio	330,542	$10,737,075
Capital Appreciation Portfolio	32,788	1,454,749
SmallCap Growth Portfolio	228,506	6,062,886
Alliance Bernstein
Value	988	9,135
Small/Mid Cap Value	116,967	1,511,639
International Value	209,408	2,673,294
International Growth	15,805	243,388
American Century Variable Portfolios
Income & Growth Portfolio	469,210	2,721,812
Inflation Protection	118,964	1,281,509
International Portfolio	521,276	3,523,268
Ultra Portfolio	7,959	65,961
Value Portfolio	1,054,205	5,553,595
Vista Portfolio	51,533	644,709
Dreyfus Variable Investment Fund
Appreciation Portfolio	18,713	580,832
Opportunistic Small Cap Portfolio	3,748	88,201
Quality Bond Portfolio	31,300	349,306
Socially Responsible Growth Fund	9,740	249,936
DWS Variable Series II (1)
Dreman Small Cap Value Portfolio	182,258	1,614,055
Large Cap Value (2)	16,903	206,568
DWS VIT Funds
Equity 500 Index Fund	71,558	933,769
Small Cap Index Fund	57,575	642,500
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	483,547	10,568,577
Equity Income Portfolio	464,272	7,929,804
Growth Portfolio	335,226	11,187,620
High Income Portfolio	906,297	4,578,368
Index 500 Portfolio	265,910	34,073,461
Investment Grade Bond Portfolio	510,334	6,382,962
Mid Cap Portfolio	114,825	2,708,605
Money Market (3)	8,180,165	8,180,165
Overseas Portfolio	582,612	9,027,441
Value Strategies	10,847	100,874
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	133,283	1,590,998
Mutual Shares Securities Fund	53,804	798,004
Global Real Estate Fund	81,123	855,602
Mutual Global Discovery	11,617	236,450
Small Midcap Growth Fund	10,594	173,749
Small Cap Value Securities Fund	35,548	474,590
US Government	56,068	742,748

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2011 are set forth below:

Portfolio	Shares	Cost

Invesco Variable Investment Funds (4)(5)
Capital Development (6)	68,022	$1,019,972
Global Health Care Fund	121,557	1,768,347
Technology Fund	96,211	1,151,707
JP Morgan Series Trust II
International Equity Portfolio	408,930	4,064,775
Small Cap Core	66,627	819,886
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	228,047	2,372,074
Emerging Markets Equity Portfolio	40,858	483,187
US Real Estate Portfolio	6,340	68,997
Neuberger Berman Advisors Management Trust
Small Cap Portfolio	42,074	405,800
Lehman Brothers Short Duration Bond Portfolio	293,901	3,318,501
Mid Cap Growth Portfolio	11,929	260,322
Partners Portfolio	197,564	1,719,325
Socially Responsible	182	2,381
Oppenheimer Variable Products
Balanced / VA	2,126	23,921
Main Street Small & Mid Cap / VA	2,305	37,478
Global Strategic Income / VA	37,209	206,081
Sentinel Variable Products Trust (7)
Balanced Fund	329,075	3,635,954
Bond Fund	781,063	8,039,255
Common Stock Fund	1,933,327	23,610,003
Mid Cap Growth Fund	685,594	6,492,559
Small Company Fund	1,003,508	11,749,513
T Rowe Price Equity Series
Blue Chip Growth Portfolio	99,934	874,628
Equity Income Portfolio	245,014	3,907,067
Health Sciences Portfolio	53,937	644,080
Personal Strategy Portfolio	6,338	108,281
Van Eck VIP Trust
Emerging Markets	115,628	1,284,098
VIP Global Bond	96,477	1,120,126
VIP Global Hard Assets	42,241	1,247,290
Wells Fargo Variable Trust Funds
Discovery	287,942	4,562,656
Opportunity	224,820	3,526,460

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(6) During 2011 the Invesco V.I. Capital Development Fund was added

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2011 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Alger American Fund
Growth Portfolio	$2,495,307	$3,239,280
Capital Appreciation Portfolio	321,830	432,848
SmallCap Growth Portfolio	718,641	1,450,506
Alliance Bernstein
Value	3,814	762
Small/Mid Cap Value	1,091,536	262,562
International Value	814,329	627,439
International Growth	104,646	320,974
American Century Variable Portfolios
Income & Growth Portfolio	341,582	686,842
Inflation Protection	549,914	1,467,032
International Portfolio	841,659	1,401,639
Ultra Portfolio	19,753	50,026
Value Portfolio	941,968	1,799,663
Vista Portfolio	144,732	265,578
Dreyfus Variable Investment Fund
Appreciation Portfolio	210,636	180,465
Opportunistic Small Cap Portfolio	37,414	22,421
Quality Bond Portfolio	93,193	80,512
Socially Responsible Growth Fund	36,960	80,701
DWS Variable Series II
Dreman Strategic Value (1)	8,920	224,272
Dreman Small Cap Value Portfolio	444,596	1,275,771
Large Cap Value (2)	232,005	90,287
DWS VIP Funds
Equity 500 Index Fund	148,051	142,005
Small Cap Index Fund	233,308	23,562
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	1,571,842	2,793,889
Equity Income Portfolio	1,044,845	2,415,030
Growth Portfolio	1,370,425	2,637,148
High Income Portfolio	1,010,534	1,109,579
Index 500 Portfolio	5,226,767	7,449,965
Investment Grade Bond Portfolio	1,806,443	1,712,453
Mid Cap Portfolio	853,729	1,873,291
Money Market (3)	11,957,267	3,777,108
Overseas Portfolio	1,319,869	1,810,488
Value Strategies	115,623	107,386
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	367,021	437,132
Mutual Shares Securities Fund	150,251	172,050
Global Real Estate Fund	368,707	349,390
Mutual Global Discovery	170,065	19,856
Small Capitalization Fund	46,029	90,485
Small Cap Value Securities Fund	113,170	171,362
US Government	1,042,022	3,667,871

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2011 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Invesco Variable Investment Funds (4)
Capital Development (5)	$1,109,027	$80,518
Dynamics Fund (6)	32,513	1,158,853
Global Health Care Fund	249,781	406,890
Technology Fund	288,390	352,730
JP Morgan Series Trust II
International Equity Portfolio	560,089	635,557
Small Cap Core	169,565	280,594
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	421,571	339,172
Emerging Markets Equity Portfolio	44,158	41,641
US Real Estate Portfolio	3,656	23,952
Neuberger Berman Advisors Management Trust
Small Cap Portfolio	76,723	175,584
Lehman Brothers Short Duration Bond Portfolio	1,137,912	1,696,403
Mid Cap Growth Portfolio	48,056	69,026
Partners Portfolio	217,753	531,010
Socially Responsive	998	323
Oppenheimer Variable Products
Balanced / VA	5,638	1,825
Main Street Small & Mid Cap / VA	46,190	17,898
Global Strategic Income / VA	600,736	470,475
Sentinel Variable Products Trust
Balanced Fund	738,683	696,915
Bond Fund	3,279,775	1,935,626
Common Stock Fund	4,009,115	6,353,413
Mid Cap Growth Fund	785,809	1,608,027
Money Market Fund (7)	952,169	10,767,823
Small Company Fund	1,966,903	4,232,847
T Rowe Price Equity Series
Blue Chip Growth Portfolio	274,846	606,262
Equity Income Portfolio	969,744	1,758,731
Health Sciences Portfolio	195,092	258,553
Personal Strategy Portfolio	45,157	19,566
Van Eck VIP Trust
Emerging Markets	560,818	932,510
VIP Global Bond	1,177,606	266,678
VIP Global Hard Assets	1,247,420	227,556
Wells Fargo Variable Trust Funds
Discovery	657,413	1,386,065
Opportunity	509,423	840,397

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Alger American Fund				Alger American Fund				Alger American Fund
	Growth				Capital Appreciation				SmallCap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	644,501.24	2,150.70	49,539.14	10,266.03	119,205.24	736.48	14,342.26	14,263.16	472,313.71	48.85	669.88	4,303.62
Units issued	56,696.29	1,726.84	3,569.03	215.88	10,869.53	367.34	223.71	456.47	36,920.91	53.67	132.50	233.34
Units transferred	12,361.08	764.33	10,051.08	(304.90)	3,325.57	(331.75)	(546.81)	(69.88)	(4,336.90)	49.56	(4.29)	(393.20)
Units redeemed	(101,914.22)	(524.17)	(5,484.72)	(721.50)	(20,603.11)	(163.29)	(287.36)	(105.57)	(71,126.21)	(13.77)	(463.93)	(207.21)
Ending balance	611,644.39	4,117.70	57,674.53	9,455.51	112,797.23	608.78	13,731.80	14,544.18	433,771.51	138.31	334.16	3,936.55

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	Value				Small/Mid Cap Value				International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	273.85	201.64	—	—	40,321.18	528.19	3,634.43	—	179,636.23	1,509.36	15,230.59	—
Units issued	116.87	157.59	—	—	7,969.85	380.43	632.54	—	40,133.01	1,250.22	1,526.45	—
Units transferred	—	(4.64)	—	—	54,657.17	616.77	7,297.74	—	31,982.55	623.45	3,719.22	—
Units redeemed	(13.13)	(35.67)	—	—	(12,445.91)	(125.87)	(239.97)	—	(66,758.47)	(372.73)	(1,869.82)	—
Ending balance	377.59	318.92	—	—	90,502.29	1,399.52	11,324.74	—	184,993.32	3,010.30	18,606.44	—

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	International Growth				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	22,581.73	8,168.62	3,580.15	—	226,401.46	—	27,024.35	8,735.35	143,074.44	372.39	15,723.94	67,241.09
Units issued	2,211.17	356.19	219.31	—	21,453.27	—	2,831.40	127.77	11,002.53	304.19	2,069.72	—
Units transferred	(9,594.52)	309.72	(2,344.21)	—	(3,066.80)	—	(947.70)	(115.05)	(47,413.35)	515.27	(4,994.64)	540.62
Units redeemed	(7,892.93)	(501.86)	(82.63)	—	(39,788.10)	—	(9,503.61)	(309.49)	(31,450.44)	(109.66)	(633.25)	(2,261.63)
Ending balance	7,305.45	8,332.67	1,372.62	—	204,999.83	—	19,404.44	8,438.58	75,213.18	1,082.19	12,165.77	65,520.08

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	306,742.41	2,018.86	27,875.54	—	6,832.20	—	2,283.86	—	337,546.17	443.25	20,831.98	22,990.02
Units issued	36,814.96	1,478.76	3,117.55	—	852.45	—	—	—	31,046.73	373.21	1,200.89	994.45
Units transferred	(16,489.47)	315.74	(834.56)	—	(1,376.92)	—	(185.83)	—	(14,236.01)	29.74	(131.86)	(973.91)
Units redeemed	(63,524.78)	(460.19)	(3,118.51)	—	(1,811.77)	—	0.07	—	(63,241.19)	(109.14)	(1,967.97)	(3,517.90)
Ending balance	263,543.12	3,353.17	27,040.02	—	4,495.96	—	2,098.10	—	291,115.70	737.06	19,933.04	19,492.66

	American Century				Dreyfus Variable				Dreyfus Variable
	Variable Portfolios				Investment Fund				Investment Fund
	Vista				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	64,366.96	—	8,044.83	—	44,100.16	—	5,445.33	—	9,371.16	—	—	—
Units issued	7,672.89	8.01	1,394.08	—	5,059.56	—	562.29	—	1,751.36	—	—	—
Units transferred	(2,615.60)	0.06	(3,541.23)	—	1,203.17	—	3,801.22	—	1,583.33	—	—	—
Units redeemed	(10,163.02)	(0.95)	(1,092.78)	—	(8,145.96)	—	(906.11)	—	(1,654.35)	—	—	—
Ending balance	59,261.23	7.12	4,804.90	—	42,216.93	—	8,902.73	—	11,051.50	—	—	—

	Dreyfus Variable				Dreyfus Variable
	Investment Fund				Investment Fund				DWS
	Quality Bond				Socially Responsible Growth				Dreman Strategic Value (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	24,318.77	—	2,190.02	—	34,135.31	—	1,068.52	13,637.14	19,962.47	—	166.54	—
Units issued	4,803.21	—	342.78	—	4,046.39	—	—	—	565.26	—	5.44	—
Units transferred	1,695.19	—	—	—	(2,506.50)	—	—	—	(18,996.02)	—	(168.94)	—
Units redeemed	(6,229.16)	—	(375.91)	—	(5,379.64)	—	(12.76)	(3,549.20)	(1,531.71)	—	(3.04)	—
Ending balance	24,588.01	—	2,156.89	—	30,295.56	—	1,055.76	10,087.94	—	—	—	—

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	DWS				DWS				DWS VIT Funds
	Dreman Small Cap Value				Large Cap Value (2)				Equity 500 Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	174,210.38	823.52	15,213.11	—	—	—	—	—	—	—	—	62,303.57
Units issued	19,417.54	663.85	1,231.69	—	1,770.26	—	—	—	—	—	—	4,783.16
Units transferred	(41,675.97)	(15.18)	(3,767.56)	—	19,834.03	—	176.96	—	—	—	—	(606.86)
Units redeemed	(31,436.09)	(164.83)	(2,141.09)	—	(2,101.23)	—	(6.28)	—	—	—	—	(4,901.49)
Ending balance	120,515.86	1,307.36	10,536.15	—	19,503.06	—	170.68	—	—	—	—	61,578.38

					Fidelity Variable Insurance				Fidelity Variable Insurance
	DWS VIT Funds				Product Funds				Product Funds
	Small Cap Index				Contrafund				Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	2,277.85	30.44	7,736.52	19,819.58	423,876.86	2,484.84	53,281.40	—	219,652.39	143.65	33,757.49	—
Units issued	2,131.13	91.17	2,436.71	192.84	37,220.01	1,173.30	5,982.26	—	16,265.72	51.47	557.56	—
Units transferred	6,675.75	47.45	416.35	(949.21)	(13,898.06)	100.26	(1,131.35)	—	(5,461.89)	218.00	8,415.25	—
Units redeemed	(522.92)	(29.69)	(606.80)	(773.30)	(67,705.23)	(329.94)	(7,487.65)	—	(45,370.56)	(34.88)	(4,643.73)	—
Ending balance	10,561.81	139.37	9,982.78	18,289.91	379,493.58	3,428.46	50,644.66	—	185,085.66	378.24	38,086.57	—

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Growth				High Income				Index 500
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	283,069.26	166.42	78,302.77	—	126,879.61	425.31	24,815.52	—	940,358.73	18,128.31	412,404.87	—
Units issued	26,622.79	155.03	6,003.28	—	10,868.18	137.31	8,891.44	—	97,062.74	8,811.86	32,952.94	—
Units transferred	(8,476.82)	(9.13)	(1,895.18)	—	(842.86)	576.07	771.28	—	(8,714.62)	336.42	(7,894.85)	—
Units redeemed	(45,184.60)	(65.35)	(5,408.59)	—	(20,552.12)	(68.88)	(9,763.07)	—	(181,995.33)	(2,997.72)	(57,387.58)	—
Ending balance	256,030.63	246.97	77,002.28	—	116,352.81	1,069.81	24,715.17	—	846,711.52	24,278.87	380,075.38	—

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	Investment Grade Bond				Mid Cap				Money Market (3)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	303,761.09	602.36	71,107.18	72,604.32	231,956.70	1,107.19	17,504.02	—	—	—	—	—
Units issued	33,546.41	174.07	4,664.45	6,878.29	28,187.04	1,219.18	2,108.43	—	41,466.76	18,100.61	7,845.93	113,408.63
Units transferred	17,723.50	2,037.55	8,164.43	2,316.09	(37,706.80)	168.22	(4,664.48)	—	574,126.62	(14,242.37)	139,311.54	403,926.84
Units redeemed	(71,467.32)	(143.64)	(7,980.74)	(16,400.68)	(46,835.98)	(346.73)	(1,726.64)	—	(162,105.95)	(1,017.50)	(56,179.88)	(25,723.26)
Ending balance	283,563.68	2,670.34	75,955.32	65,398.02	175,600.96	2,147.86	13,221.33	—	453,487.43	2,840.74	90,977.59	491,612.21

	Fidelity Variable Insurance				Fidelity Variable Insurance				Franklin Templeton Variable
	Product Funds				Product Funds				Insurance Products Trust
	Overseas				Value Strategies				Foreign Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	318,327.31	1,872.78	34,883.58	152,410.48	4,333.68	594.34	—	—	106,801.70	576.19	23,196.65	—
Units issued	25,957.92	1,450.43	3,746.79	7,116.36	336.08	313.94	—	—	16,077.12	64.26	2,231.70	—
Units transferred	(472.69)	202.27	(1,862.69)	(1,198.49)	1,181.98	(321.46)	—	—	6,622.49	356.75	(4,970.72)	—
Units redeemed	(44,000.61)	(307.83)	(3,125.53)	(11,353.78)	(1,281.71)	(101.45)	—	—	(21,013.13)	(23.71)	(5,116.42)	—
Ending balance	299,811.93	3,217.65	33,642.15	146,974.57	4,570.03	485.37	—	—	108,488.18	973.49	15,341.21	—

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Mutual Shares Securities				Global Real Estate				Mutual Global Discovery Securities Fund
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	62,557.37	501.09	6,943.18	—	83,269.47	—	5,059.22	—	6,486.25	104.28	162.01	—
Units issued	6,951.66	442.79	1,125.62	—	13,413.22	—	—	—	1,167.84	142.76	17.60	—
Units transferred	(2,243.34)	2.81	20.98	—	6,126.88	—	106.09	—	10,328.19	53.77	—	—
Units redeemed	(8,940.41)	(33.46)	(250.29)	—	(22,630.80)	—	(1,837.03)	—	(1,179.63)	(23.36)	(5.47)	—
Ending balance	58,325.28	913.23	7,839.49	—	80,178.77	—	3,328.28	—	16,802.65	277.45	174.14	—

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Small Midcap Growth Fund				Small Cap Value Securities				US Government
	VT	V2	EP	BP	VT		EP	BP	VT		EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	18,773.50	74.59	676.38	—	31,550.02	278.49	8,036.89	—	274,216.91	1,722.46	27,054.94	—
Units issued	1,904.77	57.28	51.71	—	3,141.07	147.06	748.08	—	26,682.35	961.60	1,297.13	—
Units transferred	(151.41)	9.44	0.45	—	(285.66)	2.53	(302.31)	—	(186,365.55)	(960.43)	(25,644.57)	—
Units redeemed	(4,915.34)	(14.45)	(2.68)	—	(5,498.97)	(22.97)	(1,533.23)	—	(50,424.28)	(329.68)	(1,556.50)	—
Ending balance	15,611.52	126.86	725.86	—	28,906.46	405.11	6,949.43	—	64,109.43	1,393.95	1,151.00	—

	Invesco Variable Investment Funds (4)				Invesco Variable Investment Funds (4)				Invesco Variable Investment Funds (4)
	Capital Development (5)				Dynamic (6)				Global Health Care
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	100,314.47	—	1,742.10	25,837.23	191,985.22	—	8,645.34	7,175.18
Units issued	5,780.91	—	23.53	—	2,948.90	—	28.28	—	20,844.98	—	459.25	260.87
Units transferred	94,153.38	—	1,739.90	23,504.18	(97,250.06)	—	(1,753.91)	(24,373.13)	(3,968.73)	—	74.09	1,913.95
Units redeemed	(7,279.07)	—	(32.13)	(4,367.25)	(6,013.31)	—	(16.47)	(1,464.10)	(29,163.18)	—	(660.89)	(84.55)
Ending balance	92,655.22	—	1,731.30	19,136.93	—	—	—	—	179,698.29	—	8,517.79	9,265.45

	Invesco Variable Investment Funds (4)				JP Morgan Series Trust II				JP Morgan Series Trust II
	Technology				International Equity				Small Cap Core
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	297,876.13	—	7,049.84	8,660.52	207,519.95	—	18,189.30	84,429.92	51,766.28	—	13,878.57	265.57
Units issued	30,106.41	—	342.76	—	20,783.55	—	1,183.32	1,837.67	4,924.17	—	1,487.39	—
Units transferred	16,182.86	—	(87.94)	—	3,689.13	—	780.88	2,121.71	877.03	—	(1,601.54)	—
Units redeemed	(56,229.30)	—	(160.28)	(42.93)	(33,005.39)	—	(1,532.56)	(3,665.82)	(10,032.95)	—	(2,028.78)	(1.85)
Ending balance	287,936.10	—	7,144.38	8,617.59	198,987.24	—	18,620.94	84,723.48	47,534.53	—	11,735.64	263.72

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Capital Development Fund was added

(6) During 2011 the Invesco V.I. Dynamic Fund was liquidated

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Morgan Stanley Universal				Morgan Stanley Universal				Morgan Stanley Universal
	Institutional Funds				Institutional Funds				Institutional Funds
	Core Plus Fixed Income				Emerging Markets				US Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	1,311,927.41	—	—	—	217,266.70	—	—	—	31,422.72
Units issued	—	—	—	4,956.75	—	—	—	9,312.77	—	—	—	181.23
Units transferred	—	—	—	2,222.59	—	—	—	7,445.58	—	—	—	(4,145.28)
Units redeemed	—	—	—	(3,183.80)	—	—	—	(16,042.37)	—	—	—	(2,359.77)
Ending balance	—	—	—	1,315,922.95	—	—	—	217,982.68	—	—	—	25,098.90

	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Small Cap Growth				Lehman Brothers Short Duration Bond				Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	48,727.15	—	11,164.65	—	315,425.83	2,448.22	34,142.48	—	20,226.21	230.83	145.56	—
Units issued	5,171.39	—	1,303.71	—	33,761.32	1,118.22	2,302.91	—	1,839.67	40.65	13.39	—
Units transferred	(4,048.64)	—	(256.69)	—	(27,081.00)	1,547.33	(3,660.70)	—	(361.32)	(84.36)	—	—
Units redeemed	(10,393.97)	—	(772.05)	—	(65,846.05)	(464.29)	(2,300.54)	—	(2,445.57)	(12.71)	(4.89)	—
Ending balance	39,455.93	—	11,439.62	—	256,260.10	4,649.48	30,484.15	—	19,258.99	174.41	154.06	—

	Neuberger Berman Advisors				Neuberger Berman Advisors				Oppenheimer
	Management Trust				Management Trust				Variable Products
	Partners				Socially Responsible				Balanced / VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	140,478.99	348.66	25,447.24	3,506.03	109.40	20.02	—	—	1,495.09	3.17	—	—
Units issued	10,904.99	—	632.83	139.97	19.00	11.99	—	—	256.96	12.87	—	—
Units transferred	(6,047.74)	(209.25)	466.74	(711.74)	15.31	12.77	—	—	62.72	(0.40)	—	—
Units redeemed	(20,754.60)	(2.38)	(3,730.77)	(126.67)	(11.31)	(6.23)	—	—	(63.35)	(5.26)	—	—
Ending balance	124,581.64	137.03	22,816.04	2,807.59	132.40	38.55	—	—	1,751.42	10.38	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	Oppenheimer Variable Products Main Street Small & Mid Cap / VA				Oppenheimer Variable Products Global Strategic Income / VA				Sentinel Variable Products Trust Balanced
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	535.93	—	—	—	5,617.68	152.19	243.75	—	161,338.44	567.15	26,838.78	1,665.72
Units issued	99.03	1.11	—	—	1,052.12	613.48	26.60	—	18,401.26	586.28	1,117.41	136.14
Units transferred	1,442.64	18.37	—	—	23,692.75	465.14	—	—	1,754.08	84.41	168.53	1,073.07
Units redeemed	191.50	(1.07)	—	—	(17,184.60)	(129.61)	(8.68)	—	(26,562.94)	(179.63)	(2,939.83)	(20.71)
Ending balance	2,269.10	18.41	—	—	13,177.95	1,101.20	261.67	—	154,930.84	1,058.21	25,184.89	2,854.22

	Sentinel Variable Products Trust Bond				Sentinel Variable Products Trust Common Stock				Sentinel Variable Products Trust Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	272,779.37	869.08	34,910.62	1,402.42	1,061,252.13	2,825.01	60,508.50	88,136.31	330,894.93	45.35	45,198.50	19,083.97
Units issued	24,859.13	661.19	3,122.40	19.87	94,916.59	2,453.74	2,505.26	7,964.24	32,232.51	39.29	3,268.18	2,226.97
Units transferred	74,078.15	2,912.08	11,012.45	586.03	5,126.53	1,192.42	1,181.01	(1,453.32)	(11,515.92)	(4.46)	(1,484.75)	393.55
Units redeemed	(63,758.64)	(248.06)	(1,809.13)	(72.38)	(198,329.37)	(784.56)	(4,108.87)	(5,950.85)	(52,151.07)	(16.64)	(7,578.67)	(404.05)
Ending balance	307,958.01	4,194.29	47,236.34	1,935.94	962,965.88	5,686.61	60,085.90	88,696.38	299,460.45	63.54	39,403.26	21,300.44

	Sentinel Variable Products Trust Money Market (7)				Sentinel Variable Products Trust Small Company				T Rowe Price Equity Series Blue Chip Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	503,148.88	5,147.37	161,194.92	396,161.47	345,651.61	2,531.11	37,395.17	3,944.71	91,912.39	547.49	18,817.79	—
Units issued	22,910.67	2,633.50	840.74	—	30,212.52	1,720.37	1,833.01	24.16	9,493.92	93.61	1,007.68	—
Units transferred	(489,144.68)	(7,351.90)	(157,860.85)	(392,647.98)	(29,102.43)	(73.59)	(2,318.32)	18.99	(8,066.53)	72.20	(44.40)	—
Units redeemed	(36,914.87)	(428.97)	(4,174.81)	(3,513.49)	(53,741.01)	(441.76)	(2,532.06)	(517.69)	(14,801.40)	(26.97)	(11,430.71)	—
Ending balance	—	—	—	—	293,020.69	3,736.13	34,377.80	3,470.17	78,538.38	686.33	8,350.36	—

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2011
	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Equity Income				Health Sciences				Personal Strategies
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	407,409.31	2,717.92	46,839.53	—	50,702.32	282.99	3,532.29	—	5,970.05	—	—	—
Units issued	42,560.51	1,601.74	4,963.40	—	3,975.08	84.97	343.92	—	877.46	—	—	—
Units transferred	(20,751.99)	199.64	(5,605.53)	—	1,913.98	207.81	(165.33)	—	1,854.42	—	—	—
Units redeemed	(88,696.95)	(548.22)	(3,533.43)	—	(8,929.76)	(26.83)	(360.37)	—	(1,199.06)	—	—	—
Ending balance	340,520.88	3,971.08	42,663.97	—	47,661.62	548.94	3,350.51	—	7,502.87	—	—	—

	Van Eck VIP				Van Eck VIP				Van Eck VIP
	Trust				Trust				Trust
	Emerging Markets				VIP Global Bond				VIP Hard Asset
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	68,122.85	771.13	8,265.42	—	13,095.84	169.80	4,693.83	—	13,146.72	218.62	259.38	—
Units issued	9,021.35	638.07	542.54	—	2,924.04	494.68	318.67	—	3,810.18	350.35	413.87	—
Units transferred	(10,009.76)	476.12	(422.56)	—	73,974.28	1,370.99	9,000.33	—	64,043.09	569.51	5,106.28	—
Units redeemed	(15,748.09)	(187.33)	(3,134.09)	—	(11,670.49)	(129.74)	(4,922.25)	—	(8,764.08)	(112.07)	(301.39)	—
Ending balance	51,386.35	1,697.99	5,251.31	—	78,323.67	1,905.73	9,090.58	—	72,235.91	1,026.41	5,478.14	—

	Wells Fargo				Wells Fargo
	Variable Trust Funds				Variable Trust Funds
	Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	337,294.40	—	25,620.10	1,738.00	122,978.54	—	25,341.83	24,711.69
Units issued	29,524.08	—	1,569.86	184.51	10,659.77	—	1,464.14	240.72
Units transferred	(7,289.87)	—	(905.16)	143.66	(6,669.96)	—	1,052.71	(585.77)
Units redeemed	(52,653.82)	—	(5,093.51)	(23.31)	(15,974.42)	—	(995.45)	(793.78)
Ending balance	306,874.79	—	21,191.29	2,042.86	110,993.93	—	26,863.23	23,572.86

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2011, 2010, 2009, 2008, and 2007are shown below.  Information for the years 2011, 2010, 2009, 2008, and 2007 reflect the adoption of AICPA Statement of Position 03-5, “Financial Highlights of Separate Accounts.”  Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Growth Portfolio	14,252,962	1.02%	611,644.39	4,117.70	57,674.53	9,455.51	21.21	16.85	10.76	62.47	0.90%	0.22%	-1.21%	-0.35%	-0.37%	-0.67%
Capital Appreciation Portfolio	1,703,324	0.10%	112,797.23	608.78	13,731.80	14,544.18	12.63	17.70	13.95	5.24	0.90%	0.22%	-1.17%	-0.34%	-0.29%	-0.57%
SmallCap Growth Portfolio	7,090,548	0.00%	433,771.51	138.31	334.16	3,936.55	15.79	18.47	14.70	58.95	0.90%	0.22%	-4.07%	-3.20%	-3.23%	-3.51%
Alliance Bernstein
Value	9,257	1.31%	377.59	318.92	—	—	13.12	13.49	—	—	0.90%	0.22%	-4.37%	-3.51%	—	—
Small/Mid Cap Growth	1,808,310	0.36%	90,502.29	1,399.52	11,324.74	—	17.46	17.95	17.95	—	0.90%	0.22%	-9.20%	-8.37%	-8.37%	—
International Value	2,408,195	4.38%	184,993.32	3,010.30	18,606.44	—	11.62	11.95	11.95	—	0.90%	0.22%	-19.97%	-19.26%	-19.26%	—
International Growth	238,338	3.47%	7,305.45	8,332.67	1,372.62	—	13.79	14.18	14.18	—	0.90%	0.22%	-16.63%	-15.85%	-15.85%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,880,949	1.58%	204,999.83	—	19,404.44	8,438.58	12.40	—	13.85	8.30	0.90%	0.22%	2.23%	—	3.13%	2.87%
Inflation Protection Portfolio	1,401,135	4.50%	75,213.18	1,082.19	12,165.77	65,520.08	14.55	13.74	15.58	1.57	0.90%	0.22%	11.15%	12.35%	12.17%	11.43%
International Portfolio	3,873,082	1.49%	263,543.12	3,353.17	27,040.02	—	13.08	14.09	14.01	—	0.90%	0.22%	-12.80%	-12.05%	-12.05%	—
Ultra Portfolio	75,450	0.00%	4,495.96	—	2,098.10	—	11.19	—	11.98	—	0.90%	0.22%	0.18%	—	1.01%	—
Value Portfolio	6,114,390	2.06%	291,115.70	737.06	19,933.04	19,492.66	18.79	13.88	19.03	13.13	0.90%	0.22%	0.16%	1.02%	1.06%	0.62%
Vista Portfolio	775,578	0.00%	59,261.23	7.12	4,804.90	—	12.04	13.99	12.90	—	0.90%	0.22%	-8.72%	—	-7.86%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	711,102	1.50%	42,216.93	—	8,902.73	—	13.74	—	14.72	—	0.90%	0.22%	8.02%	—	9.04%	—
Opportunistic Small Cap Portfolio	98,427	0.39%	11,051.50	—	—	—	8.91	—	—	—	0.90%	0.22%	-14.57%	—	—	—
Quality Bond Portfolio	373,094	3.62%	24,588.01	—	2,156.89	—	13.87	—	14.86	—	0.90%	0.22%	6.04%	—	7.06%	—
Socially Responsible Growth Fund	291,321	0.96%	30,295.56	—	1,055.76	10,087.94	8.27	—	9.14	3.08	0.90%	0.22%	0.00%	—	0.99%	0.66%
DWS Variable Series II (1)
Dreman Small Cap Value Portfolio	2,070,448	0.72%	120,515.86	1,307.36	10,536.15	—	15.55	16.16	16.66	—	0.90%	0.22%	-7.16%	-6.32%	-6.30%	—
Large Cap Value (2)	195,573	0.00%	19,503.06	—	170.68	—	9.93	—	10.64	—	0.90%	0.22%	0.00%	0.00%	0.00%	—
DWS VIT Funds
Equity 500 Index Fund	944,568	1.72%	—	—	—	61,578.38	—	—	—	15.34	0.90%	0.22%	—	—	—	1.53%
Small Cap Index Fund	677,656	0.82%	10,561.81	139.37	9,982.78	18,289.91	15.75	16.19	16.19	18.99	0.90%	0.22%	-5.29%	-4.43%	-4.43%	-4.75%

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,131,250	1.00%	379,493.58	3,428.46	50,644.66	—	26.35	15.75	21.28	—	0.90%	0.22%	-3.37%	-2.54%	-2.52%	—
Equity Income Portfolio	8,677,242	2.47%	185,085.66	378.24	38,086.57	—	44.09	15.41	13.42	—	0.90%	0.22%	0.07%	0.98%	0.98%	—
Growth Portfolio	12,366,500	0.37%	256,030.63	246.97	77,002.28	—	44.04	15.92	14.10	—	0.90%	0.22%	-0.70%	0.19%	0.21%	—
High Income Portfolio	4,884,940	6.79%	116,352.81	1,069.81	24,715.17	—	38.75	17.54	14.47	—	0.90%	0.22%	3.11%	4.03%	4.10%	—
Index 500 Portfolio	34,390,158	1.93%	846,711.52	24,278.86	380,075.38	—	33.87	15.02	14.06	—	0.90%	0.22%	1.13%	2.04%	2.03%	—
Investment Grade Bond Portfolio	6,619,034	3.25%	283,563.68	2,670.34	75,955.32	65,398.02	17.50	13.86	19.33	2.32	0.90%	0.22%	6.38%	7.36%	7.33%	6.98%
Mid Cap Portfolio	3,339,124	0.22%	175,600.96	2,147.86	13,221.33	—	17.41	16.86	18.64	—	0.90%	0.22%	-11.40%	-10.60%	-10.64%	—
Money Market (3)	8,180,166	0.02%	453,487.43	2,840.74	90,977.59	491,612.21	13.71	10.01	14.16	1.31	0.90%	0.22%	0.00%	0.00%	0.00%	0.00%
Overseas Portfolio	7,940,999	1.45%	299,811.93	3,217.65	33,642.15	146,974.57	24.02	12.66	11.28	2.18	0.90%	0.22%	-17.88%	-17.15%	-17.12%	-17.49%
Value Strategies	95,240	0.80%	4,570.03	485.37	—	—	18.79	19.32	—	—	0.90%	0.22%	-9.62%	-8.78%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,674,032	1.78%	108,488.18	973.49	15,341.21	—	13.29	14.01	14.24	—	0.90%	0.22%	-11.46%	-10.59%	-10.61%	—
Mutual Shares Securities Fund	827,501	2.39%	58,325.28	913.23	7,839.49	—	12.21	14.15	13.08	—	0.90%	0.22%	-1.93%	-0.98%	-0.98%	—
Global Real Estate Fund	908,583	8.09%	80,178.77	—	3,328.28	—	10.85	—	11.62	—	0.90%	0.22%	-6.47%	—	-5.68%	—
Mutual Global Discovery Securities Fund	228,270	2.15%	16,802.65	277.45	174.14	—	13.22	13.59	13.59	—	0.90%	0.22%	-3.57%	-2.72%	-2.72%	—
Small Midcap Growth Fund	217,069	0.00%	15,611.52	126.86	725.86	—	13.11	17.50	14.04	—	0.90%	0.22%	-5.68%	-4.84%	-4.88%	—
Small Cap Value Securities Fund	552,064	0.70%	28,906.46	405.11	6,949.43	—	15.00	16.87	16.07	—	0.90%	0.22%	-4.64%	-3.71%	-3.71%	—
US Government	766,448	4.18%	64,109.43	1,393.95	1,151.00	—	11.49	11.81	11.81	—	0.90%	0.22%	5.03%	6.01%	6.01%	—
Invesco Variable Investment Funds (4) (5)
Capital Development (6)	846,870	0.00%	92,655.22	—	1,731.30	19,136.93	8.64	—	9.54	1.58	0.90%	0.22%	0.00%	—	0.00%	0.00%
Global Health Care Fund	2,111,442	0.00%	179,698.29	—	8,517.79	9,265.45	11.05	—	12.21	2.33	0.90%	0.22%	2.98%	—	4.00%	3.57%
Technology Fund	1,458,556	0.19%	287,936.10	—	7,144.38	8,617.59	4.89	—	5.40	1.47	0.90%	0.22%	-5.78%	—	-5.10%	-5.16%
JP Morgan Series Trust II
International Equity Portfolio	3,631,302	1.88%	198,987.24	—	18,620.94	84,723.48	11.41	—	12.01	13.42	0.90%	0.22%	-12.23%	—	-11.43%	-11.72%
Small Cap Core	947,434	0.13%	47,534.53	—	11,735.64	263.72	16.08	—	15.12	20.69	0.90%	0.22%	-5.63%	—	-4.79%	-5.08%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,323,800	3.79%	—	—	—	1,315,922.95	—	—	—	1.77	0.90%	0.22%	—	—	—	4.79%
Emerging Markets Equity Portfolio	511,951	0.43%	—	—	—	217,982.68	—	—	—	2.35	0.90%	0.22%	—	—	—	-18.47%
US Real Estate Portfolio	86,030	0.85%	—	—	—	25,098.90	—	—	—	3.43	0.90%	0.22%	—	—	—	5.57%

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(6) During 2011 the Invesco V.I. Capital Development Fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year									For the Year
		Ended									Ended
	At December 31,	December									December 31,
	2011	31, 2011	At December 31, 2011								2011		For the Year Ended December 31, 2011
			Units				Units Value				Expense Ratio**		Total Return***
		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	510,358	0.00%	39,455.93	—	11,439.62	—	9.87	—	10.57	—	0.90%	0.22%	-1.99%	—	-1.12%	—
Short Duration Bond Portfolio	3,171,189	3.32%	256,260.10	4,649.48	30,484.15	—	10.78	12.33	11.54	—	0.90%	0.22%	-0.55%	0.24%	0.26%	—
Mid Cap Growth Portfolio	328,633	0.00%	19,258.99	174.41	154.06	—	16.77	16.99	17.96	—	0.90%	0.22%	-0.42%	0.47%	0.50%	—
Partners Portfolio	1,973,668	0.00%	124,581.64	137.03	22,816.04	2,807.59	12.85	16.61	13.19	24.90	0.90%	0.22%	-12.11%	-11.37%	-11.36%	-11.65%
Socially Responsive Portfolio	2,609	0.35%	132.40	38.55	—	—	15.17	15.60	—	—	0.90%	0.22%	-3.99%	-3.05%	—	—
Oppenheimer Variable Products
Balanced / VA	23,744	1.93%	1,751.42	10.38	—	—	13.48	13.85	—	—	0.90%	0.22%	-0.44%	0.36%	—	—
Main Street Small & Mid Cap / VA	39,238	0.12%	2,269.10	18.41	—	—	17.15	17.63	—	—	0.90%	0.22%	-3.27%	—	—	—
Global Strategic Income / VA	204,277	1.25%	13,177.95	1,101.20	261.67	—	14.01	14.40	14.40	—	0.90%	0.22%	-0.28%	0.63%	0.63%	—
Sentinel Variable Products Trust (7)
Balanced Fund	3,889,664	2.37%	154,930.84	1,058.21	25,184.89	2,854.22	21.67	14.39	17.47	26.84	0.90%	0.22%	3.09%	4.05%	4.05%	3.72%
Bond Fund	7,857,497	3.96%	307,958.01	4,194.29	47,236.34	1,935.94	21.87	13.10	21.73	21.63	0.90%	0.22%	6.11%	7.03%	7.04%	6.69%
Common Stock Fund	26,447,911	1.52%	962,965.88	5,686.61	60,085.90	88,696.38	24.74	15.28	17.59	16.74	0.90%	0.22%	1.19%	2.14%	2.09%	1.71%
Mid Cap Growth Fund	7,664,937	0.01%	299,460.45	63.54	39,403.26	21,300.44	22.32	17.10	16.08	16.21	0.90%	0.22%	2.67%	3.64%	3.61%	3.27%
Small Company Fund	14,691,359	0.00%	293,020.69	3,736.13	34,377.80	3,470.17	45.65	16.90	33.91	24.94	0.90%	0.22%	2.10%	3.05%	3.01%	2.69%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,116,262	0.00%	78,538.38	686.33	8,350.36	—	12.63	17.05	13.52	—	0.90%	0.22%	0.48%	1.37%	1.35%	—
Equity Income Portfolio	4,745,926	1.51%	340,520.88	3,971.08	42,663.97	—	12.14	14.35	13.00	—	0.90%	0.22%	-1.94%	-1.03%	-1.07%	—
Health Sciences Portfolio	865,683	0.00%	47,661.62	548.94	3,350.51	—	16.70	18.21	17.88	—	0.90%	0.22%	9.44%	10.43%	10.37%	—
Personal Strategies Portfolio	112,815	2.13%	7,502.87	—	—	—	15.04	—	—	—	0.90%	0.22%	-1.18%	—	—	—
Van Eck VIP Trust
Emerging Markets	1,202,532	1.12%	51,386.35	1,697.99	5,251.31	—	20.55	21.12	21.12	—	0.90%	0.22%	-26.37%	-25.74%	-25.74%	—
VIP Global Bond	1,129,749	3.44%	78,323.67	1,905.73	9,090.58	—	12.60	12.96	12.96	—	0.90%	0.22%	7.14%	8.18%	8.18%	—
VIP Global Hard Assets	1,298,903	0.45%	72,235.91	1,026.41	5,478.14	—	16.46	16.92	16.92	—	0.90%	0.22%	-17.20%	-16.44%	-16.44%	—
Wells Fargo Variable Trust Funds
Discovery	6,153,314	0.00%	306,874.79	—	21,191.29	2,042.86	18.40	—	21.23	28.16	0.90%	0.22%	-0.49%	—	0.43%	0.11%
Opportunity	3,907,367	0.14%	110,993.93	—	26,863.23	23,572.86	20.33	—	21.09	45.98	0.90%	0.22%	-6.40%	—	-5.51%	-5.81%

(7)	During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

		For the Year									For the Year
		Ended									Ended
	At December 31,	December									December 31,
	2010	31, 2010	At December 31, 2010								2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,011,579	0.00%	100,314.47	—	1,742.10	25,837.23	9.46	—	10.36	1.71	0.90%	0.22%	22.70%	—	23.78%	23.91%
Global Health Care Fund	2,177,025	0.00%	191,985.22	—	8,645.34	7,175.18	10.73	—	11.74	2.24	0.90%	0.22%	4.38%	—	5.29%	4.67%
Technology Fund	1,600,693	0.00%	297,876.13	—	7,049.84	8,660.52	5.19	—	5.69	1.55	0.90%	0.22%	20.14%	—	21.32%	21.09%
Alger American Fund
Growth Portfolio	15,056,232	0.74%	644,501.24	2,150.70	49,539.14	10,266.03	21.47	16.91	10.80	62.61	0.90%	0.22%	12.35%	13.41%	13.45%	13.03%
Capital Appreciation Portfolio	1,812,722	0.39%	119,205.24	736.48	14,342.26	14,263.16	12.78	17.76	13.99	5.24	0.90%	0.22%	13.00%	14.07%	14.02%	13.67%
SmallCap Growth Portfolio	8,048,119	0.00%	472,313.71	48.85	669.88	4,303.62	16.46	19.08	15.19	61.03	0.90%	0.22%	24.13%	25.28%	25.33%	24.91%
Alliance Bernstein
Value	6,576	1.71%	273.85	201.64	—	—	13.72	13.98	—	—	0.90%	0.22%	10.82%	11.84%	—	—
Small/Mid Cap Growth	856,830	0.40%	40,321.18	528.19	3,634.43	—	19.23	19.59	19.59	—	0.90%	0.22%	25.77%	26.88%	26.88%	—
International Value	2,856,325	3.27%	179,636.23	1,509.36	15,230.59	—	14.52	14.80	14.80	—	0.90%	0.22%	3.64%	4.59%	4.59%	—
International Growth	571,357	2.00%	22,581.73	8,168.62	3,580.15	—	16.54	16.85	16.85	—	0.90%	0.22%	11.91%	12.94%	12.94%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,180,709	1.52%	226,401.46	—	27,024.35	8,735.35	12.13	—	13.43	8.02	0.90%	0.22%	13.05%	—	14.10%	13.76%
Inflation Protection Portfolio	2,189,913	1.83%	143,074.44	372.39	15,723.94	67,241.09	13.09	12.23	13.89	1.40	0.90%	0.22%	4.47%	5.16%	5.31%	5.26%
International Portfolio	5,078,621	2.27%	306,742.41	2,018.86	27,875.54	—	15.00	16.02	15.93	—	0.90%	0.22%	12.28%	13.30%	13.30%	—
Ultra Portfolio	103,400	0.51%	6,832.20	—	2,283.86	—	11.17	—	11.86	—	0.90%	0.22%	15.04%	—	16.05%	—
Value Portfolio	7,031,847	2.20%	337,546.17	443.25	20,831.98	22,990.02	18.76	13.74	18.83	12.98	0.90%	0.22%	12.40%	13.37%	13.37%	13.07%
Vista Portfolio	961,617	0.00%	64,366.96	—	8,044.83	—	13.19	—	14.00	—	0.90%	0.22%	22.81%	—	23.89%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	634,365	2.29%	44,100.16	—	5,445.33	—	12.72	—	13.50	—	0.90%	0.22%	14.29%	—	15.29%	—
Opportunistic Small Cap Portfolio (1)	97,745	0.77%	9,371.16	—	—	—	10.43	—	—	—	0.90%	0.22%	30.05%	—	—	—
Quality Bond Portfolio	348,383	3.88%	24,318.77	—	2,190.02	—	13.08	—	13.88	—	0.90%	0.22%	7.48%	—	8.35%	—
Socially Responsible Growth Fund	333,715	0.84%	34,135.31	—	1,068.52	13,637.14	8.27	—	9.05	3.04	0.90%	0.22%	13.76%	—	14.70%	14.29%
DWS Variable Series II
Dreman Strategic Value	201,665	1.63%	19,962.47	—	166.54	—	10.01	—	10.63	—	0.90%	0.22%	11.10%	—	12.13%	—
Dreman Small Cap Value Portfolio	3,202,502	0.91%	174,210.38	823.52	15,213.11	—	16.75	17.25	17.78	—	0.90%	0.22%	21.55%	22.69%	22.62%	—
DWS VIT Funds
Equity 500 Index Fund	939,882	1.87%	—	—	—	62,303.57	—	—	—	15.01	0.90%	0.22%	—	—	—	14.32%
Small Cap Index Fund	563,861	0.90%	2,277.85	30.44	7,736.52	19,819.58	16.63	16.94	16.94	19.81	0.90%	0.22%	25.32%	26.42%	26.42%	26.02%

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	12,764,653	1.23%	423,876.86	2,484.84	53,281.40	—	27.27	16.16	21.83	—	0.90%	0.22%	16.14%	17.19%	17.18%	—
Equity Income Portfolio	10,128,179	1.82%	219,652.39	143.65	33,757.49	—	44.06	15.26	13.29	—	0.90%	0.22%	14.12%	15.17%	15.16%	—
Growth Portfolio	13,658,770	0.27%	283,069.26	166.42	78,302.77	—	44.35	15.89	14.07	—	0.90%	0.22%	23.06%	24.14%	24.18%	—
High Income Portfolio	5,120,716	7.63%	126,879.61	425.31	24,815.52	—	37.58	16.86	13.90	—	0.90%	0.22%	12.79%	13.84%	13.75%	—
Index 500 Portfolio	37,447,052	1.95%	940,358.73	18,128.31	412,404.87	—	33.49	14.72	13.78	—	0.90%	0.22%	13.99%	15.00%	15.03%	—
Investment Grade Bond Portfolio	6,442,336	3.52%	303,761.09	602.36	71,107.18	72,604.32	16.45	12.91	18.01	2.15	0.90%	0.22%	6.82%	7.76%	7.84%	7.50%
Mid Cap Portfolio (5)	4,943,207	0.35%	231,956.70	1,107.19	17,504.02	—	19.65	18.86	20.86	—	0.90%	0.22%	27.68%	28.83%	28.84%	—
Overseas Portfolio	10,217,825	1.40%	318,327.31	1,872.78	34,883.58	152,410.48	29.25	15.28	13.61	2.63	0.90%	0.22%	12.07%	13.10%	13.04%	12.88%
Value Strategies	102,678	0.70%	4,333.68	594.34	—	—	20.79	21.18	—	—	0.90%	0.22%	25.54%	26.60%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,981,349	1.86%	106,801.70	576.19	23,196.65	—	15.01	15.67	15.93	—	0.90%	0.22%	7.44%	8.37%	8.37%	—
Mutual Shares Securities Fund	877,621	1.63%	62,557.37	501.09	6,943.18	—	12.45	14.29	13.21	—	0.90%	0.22%	10.18%	11.12%	11.20%	—
Global Real Estate Fund	1,028,494	2.80%	83,269.47	—	5,059.22	—	11.60	—	12.32	—	0.90%	0.22%	19.83%	—	21.02%	—
Mutual Global Discovery Securities Fund	92,669	1.60%	6,486.25	104.28	162.01	—	13.71	13.97	13.97	—	0.90%	0.22%	11.19%	12.21%	—	—
Small Midcap Growth Fund	272,275	0.00%	18,773.50	74.59	676.38	—	13.90	18.39	14.76	—	0.90%	0.22%	26.48%	27.62%	27.68%	—
Small Cap Value Securities Fund	635,187	0.73%	31,550.02	278.49	8,036.89	—	15.73	17.52	16.69	—	0.90%	0.22%	27.16%	28.16%	28.19%	—
US Government	3,320,129	3.34%	274,216.91	1,722.46	27,054.94	—	10.94	11.14	11.14	—	0.90%	0.22%	4.59%	5.49%	5.49%	—
JP Morgan Series Trust II
International Equity Portfolio	4,226,309	0.48%	207,519.95	—	18,189.30	84,429.92	13.00	—	13.56	15.10	0.90%	0.22%	6.12%	—	7.19%	6.86%
Small Cap Core	1,108,302	0.00%	51,766.28	—	13,878.57	265.57	17.04	—	15.88	21.65	0.90%	0.22%	25.94%	—	27.14%	26.76%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,195,861	5.86%	—	—	—	1,311,927.41	—	—	—	1.67	0.90%	0.22%	—	—	—	7.05%
Emerging Markets Equity Portfolio	625,287	0.64%	—	—	—	217,266.70	—	—	—	2.87	0.90%	0.22%	—	—	—	18.60%
US Real Estate Portfolio	101,859	2.54%	—	—	—	31,422.72	—	—	—	3.23	0.90%	0.22%	—	—	—	29.72%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	609,740	0.00%	48,727.15	—	11,164.65	—	10.07	—	10.69	—	0.90%	0.22%	18.61%	—	19.71%	—
Short Duration Bond Portfolio	3,843,357	5.20%	315,425.83	2,448.22	34,142.48	—	10.84	12.30	11.51	—	0.90%	0.22%	4.33%	5.31%	5.31%	—
Mid Cap Growth Portfolio	347,056	0.00%	20,226.21	230.83	145.56	—	16.84	16.91	17.87	—	0.90%	0.22%	27.96%	29.18%	29.03%	—
Partners Portfolio	2,538,155	0.68%	140,478.99	348.66	25,447.24	3,506.03	14.62	18.74	14.88	28.07	0.90%	0.22%	14.58%	15.68%	15.71%	15.32%
Socially Responsive Portfolio	2,050	0.02%	109.40	20.02	—	—	15.80	16.09	—	—	0.90%	0.22%	21.82%	22.82%	-100.00%	—
Oppenheimer Variable Products
Balanced / VA	20,294	0.39%	1,495.09	3.17	—	—	13.54	13.80	—	—	0.90%	0.22%	11.62%	12.65%	—	—
Main Street Small Cap	9,500	0.37%	535.93	—	—	—	17.73	—	—	—	0.90%	0.22%	22.02%	—	—	—
Global Strategic Income / VA (1)	84,574	2.76%	5,617.68	152.19	243.75	—	14.05	14.31	14.31	—	0.90%	0.22%	13.77%	—	—	—

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Sentinel Variable Products Trust
Balanced Fund	3,892,341	1.59%	161,338.44	567.15	26,838.78	1,665.72	21.02	13.83	16.79	25.79	0.90%	0.22%	11.22%	12.26%	12.23%	11.84%
Bond Fund	6,370,144	3.77%	272,779.37	869.08	34,910.62	1,402.42	20.61	12.24	20.30	20.19	0.90%	0.22%	6.35%	7.27%	7.29%	7.00%
Common Stock Fund	28,475,020	1.32%	1,061,252.13	2,825.01	60,508.50	88,136.31	24.45	14.96	17.23	16.35	0.90%	0.22%	14.79%	15.79%	15.79%	15.47%
Mid Cap Growth Fund	8,193,663	0.05%	330,894.93	45.35	45,198.50	19,083.97	21.74	16.50	15.52	15.60	0.90%	0.22%	22.41%	23.50%	23.57%	23.13%
Money Market Fund	9,815,654	0.00%	503,148.88	5,147.37	161,194.92	396,161.47	13.84	10.01	14.16	1.31	0.90%	0.22%	-0.86%	—	—	-0.76%
Small Company Fund	16,822,203	0.05%	345,651.61	2,531.11	37,395.17	3,944.71	44.71	16.40	32.92	24.14	0.90%	0.22%	22.63%	23.77%	23.76%	23.35%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,415,475	0.00%	91,912.39	547.49	18,817.79	—	12.57	16.82	13.34	—	0.90%	0.22%	15.00%	16.00%	16.00%	—
Equity Income Portfolio	5,696,797	1.64%	407,409.31	2,717.92	46,839.53	—	12.38	14.50	13.14	—	0.90%	0.22%	13.79%	14.72%	14.76%	—
Health Sciences Portfolio	835,675	0.00%	50,702.32	282.99	3,532.29	—	15.26	16.49	16.20	—	0.90%	0.22%	14.31%	15.31%	15.30%	—
Personal Strategies Portfolio	90,868	2.36%	5,970.05	—	—	—	15.22	—	—	—	0.90%	0.22%	12.66%	—	—	—
Van Eck VIP Trust (1)
Emerging Markets (2)	2,158,639	0.56%	68,122.85	771.13	8,265.42	—	27.91	28.44	28.44	—	0.90%	0.22%	25.66%	26.85%	26.85%	—
VIP Global Bond (3)	212,296	1.22%	13,095.84	169.80	4,693.83	—	11.76	11.98	11.98	—	0.90%	0.22%	5.28%	6.21%	—	—
VIP Global Hard Assets (4)	270,976	0.24%	13,146.72	218.62	259.38	—	19.88	20.25	20.25	—	0.90%	0.22%	28.09%	29.23%	29.23%	—
Wells Fargo Variable Trust Funds
Discovery	6,825,421	0.00%	337,294.40	—	25,620.10	1,738.00	18.49	—	21.14	28.03	0.90%	0.22%	34.38%	—	35.51%	35.08%
Opportunity	4,440,569	0.74%	122,978.54	—	25,341.83	24,711.69	21.72	—	22.32	48.50	0.90%	0.22%	22.64%	—	23.73%	23.38%

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(3) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

(5) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

*     These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**   These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	922,078	0.00%	112,658.44	—	1,843.63	27,379.69	7.71	—	8.37	1.38	0.90%	0.22%	41.21%	—	42.59%	42.27%
Global Health Care Fund	2,449,274	0.35%	226,172.21	—	10,039.00	5,825.84	10.28	—	11.15	2.14	0.90%	0.22%	26.60%	—	27.72%	27.38%
Technology Fund	1,448,602	0.00%	323,812.67	—	8,209.01	8,704.71	4.32	—	4.69	1.28	0.90%	0.22%	55.96%	—	57.38%	56.10%
Alger American Fund
Growth Portfolio	14,386,129	0.65%	695,878.66	760.46	49,722.46	10,870.44	19.11	14.91	9.52	55.39	0.90%	0.22%	46.21%	—	47.60%	47.08%
Capital Appreciation Portfolio	1,760,057	0.00%	131,375.21	210.29	17,518.94	12,039.06	11.31	15.57	12.27	4.61	0.90%	0.22%	49.80%	—	51.11%	50.65%
SmallCap Growth Portfolio	7,421,174	0.00%	539,265.40	9.12	3,723.06	4,661.20	13.26	15.23	12.12	48.86	0.90%	0.22%	44.29%	—	45.50%	45.03%
Alliance Bernstein
Value	2,905	1.30%	160.94	72.97	—	—	12.38	12.50	—	—	0.90%	0.22%	20.08%	—	—	—
Small/Mid Cap Growth	664,587	1.17%	42,103.86	136.41	1,220.21	—	15.29	15.44	15.44	—	0.90%	0.22%	41.57%	—	42.83%	—
International Growth	2,556,600	4.63%	22,975.39	99.90	3,382.47	—	14.78	14.92	14.92	—	0.90%	0.22%	40.76%	—	42.10%	—
International Value	391,519	1.36%	169,758.95	580.93	12,033.13	—	14.01	14.15	14.15	—	0.90%	0.22%	31.18%	—	32.37%	—
American Century Variable Portfolios
Income & Growth Portfolio	3,065,526	4.64%	244,396.86	—	30,914.90	11,338.07	10.73	—	11.77	7.05	0.90%	0.22%	17.14%	—	18.17%	17.70%
Inflation Protection Portfolio	2,008,124	1.93%	136,422.50	65.47	16,014.92	64,399.21	12.53	11.63	13.19	1.33	0.90%	0.22%	9.43%	—	10.47%	9.92%
International Portfolio	4,664,222	1.98%	319,218.08	376.11	27,979.39	—	13.36	14.14	14.06	—	0.90%	0.22%	32.54%	—	33.78%	—
Ultra Portfolio	99,816	0.26%	7,228.58	—	2,900.86	—	9.71	—	10.22	—	0.90%	0.22%	33.38%	—	34.47%	—
Value Portfolio	6,791,314	5.76%	368,432.77	142.94	22,568.87	22,989.62	16.69	12.12	16.61	11.48	0.90%	0.22%	18.79%	—	19.93%	19.46%
Vista Portfolio	816,927	0.00%	67,516.09	—	8,106.91	—	10.74	—	11.30	—	0.90%	0.22%	21.36%	—	22.43%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	615,131	2.49%	49,623.56	—	5,376.13	—	11.13	—	11.71	—	0.90%	0.22%	21.51%	—	22.62%	—
Developing Leaders Portfolio	82,743	1.35%	10,311.22	—	—	—	8.02	—	—	—	0.90%	0.22%	24.92%	—	—	—
Quality Bond Portfolio	348,750	4.25%	28,191.71	—	433.59	—	12.17	—	12.81	—	0.90%	0.22%	13.95%	—	14.99%	—
Socially Responsible Growth Fund	323,116	0.93%	38,037.39	—	1,103.11	14,219.79	7.27	—	7.89	2.66	0.90%	0.22%	32.66%	—	33.73%	33.67%
DWS Variable Series II
Dreman Strategic Value(a)	196,398	3.96%	21,604.56	—	182.72	—	9.01	—	9.48	—	0.90%	0.22%	23.76%	—	24.90%	—
Dreman Small Cap Value Portfolio	2,926,441	1.55%	195,256.18	206.97	16,106.80	—	13.78	14.06	14.50	—	0.90%	0.22%	28.19%	—	29.35%	—
DWS VIT Funds
Equity 500 Index Fund	813,862	2.79%	—	—	—	61,767.21	—	—	—	13.13	0.90%	0.22%	—	—	—	25.89%
Small Cap Index Fund	436,372	1.76%	2,073.77	12.35	5,541.11	21,201.46	13.27	13.40	13.40	15.72	0.90%	0.22%	—	—	—	26.16%

(a) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds (b)
Contrafund Portfolio	11,939,760	1.37%	456,770.88	1,274.14	64,324.18	—	23.48	13.79	18.63	—	0.90%	0.22%	34.48%	—	35.69%	—
Equity Income Portfolio	9,549,889	2.25%	238,113.14	26.68	30,937.68	—	38.61	13.25	11.54	—	0.90%	0.22%	29.04%	—	30.25%	—
Growth Portfolio	12,102,653	0.45%	309,064.82	47.94	85,065.54	—	36.04	12.80	11.33	—	0.90%	0.22%	27.17%	—	28.31%	—
High Income Portfolio	5,454,951	7.97%	146,696.87	14,275.12	29,160.11	—	33.32	14.81	12.22	—	0.90%	0.22%	42.70%	—	43.93%	—
Index 500 Portfolio	34,762,035	2.50%	985,896.68	3,009.19	480,436.22	—	29.38	12.80	11.98	—	0.90%	0.22%	25.45%	—	26.64%	—
Investment Grade Bond Portfolio	6,245,078	8.93%	322,831.87	16.18	68,614.02	63,724.16	15.40	11.98	16.70	2.00	0.90%	0.22%	14.75%	—	15.73%	14.94%
Mid Cap Portfolio	4,430,000	0.68%	263,216.66	360.59	23,140.97	—	15.39	14.64	16.19	—	0.90%	0.22%	38.90%	—	40.05%	—
Overseas Portfolio	9,793,331	2.13%	338,658.39	268.65	48,582.40	157,322.68	26.10	13.51	12.04	2.33	0.90%	0.22%	25.42%	—	26.60%	25.95%
Value Strategies	10,878	1.70%	381.65	272.42	—	—	16.56	16.73	—	—	0.90%	0.22%	—	—	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,965,896	3.16%	117,754.68	74.32	21,778.66	—	13.97	14.46	14.70	—	0.90%	0.22%	35.89%	—	37.13%	—
Mutual Shares Securities Fund	863,226	1.91%	65,632.03	10.41	10,244.87	—	11.30	12.86	11.88	—	0.90%	0.22%	25.00%	—	25.98%	—
Global Real Estate Fund	935,901	12.59%	90,095.46	—	6,282.12	—	9.68	—	10.18	—	0.90%	0.22%	18.05%	—	19.06%	—
Mutual Global Discovery Securities Fund	55,029	1.26%	4,456.18	7.69	—	—	12.33	12.45	—	—	0.90%	0.22%	—	—	—	—
Small Midcap Growth Fund	207,574	0.00%	18,100.23	12.59	735.62	—	10.99	14.41	11.56	—	0.90%	0.22%	42.36%	—	43.60%	—
Small Cap Value Securities Fund	548,048	1.63%	35,616.93	63.14	8,175.59	—	12.37	13.67	13.02	—	0.90%	0.22%	27.92%	—	29.17%	—
US Government	3,058,017	3.68%	266,863.92	156.63	25,207.39	—	10.46	10.56	10.56	—	0.90%	0.22%	2.45%	—	3.33%	—
JP Morgan Series Trust II
International Equity Portfolio (c)	3,956,954	2.04%	207,041.23	—	21,369.95	81,173.86	12.25	—	12.65	14.13	0.90%	0.22%	—	—	—	—
International Opportunities Fund (c)	—	21.24%	—	—	—	—	—	—	—	—	0.90%	0.22%	-100.00%	—	-100.00%	-100.00%
Small Cap Core (c)	1,037,568	0.31%	61,311.88	—	16,309.28	267.69	13.53	—	12.49	17.08	0.90%	0.22%	—	—	—	—
Small Company (c)	—	2.56%	—	—	—	—	—	—	—	—	0.90%	0.22%	-100.00%	—	-100.00%	-100.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,081,416	7.81%	—	—	—	1,330,001.57	—	—	—	1.56	0.90%	0.22%	—	—	—	9.09%
Emerging Markets Equity Portfolio	604,824	0.00%	—	—	—	249,528.55	—	—	—	2.42	0.90%	0.22%	—	—	—	69.23%
High Yield Portfolio	—	0.02%	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	—	-100.00%
US Real Estate Portfolio	111,456	3.15%	—	—	—	44,565.37	—	—	—	2.49	0.90%	0.22%	—	—	—	27.69%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	545,217	0.00%	52,716.80	—	10,927.82	—	8.49	—	8.93	—	0.90%	0.22%	21.63%	—	22.66%	—
Short Duration Bond Portfolio	3,472,105	8.12%	298,146.62	1,098.29	33,023.45	—	10.39	11.68	10.93	—	0.90%	0.22%	12.32%	—	13.26%	—
Mid Cap Growth Portfolio	320,855	0.00%	24,006.58	85.51	275.81	—	13.16	13.09	13.85	—	0.90%	0.22%	30.43%	—	31.65%	—
Partners Portfolio	2,355,356	2.55%	147,109.23	41.15	30,476.27	3,526.15	12.76	16.20	12.86	24.34	0.90%	0.22%	54.67%	—	56.07%	55.53%
Socially Responsive Portfolio	5,763	3.29%	134.28	10.43	296.50	—	12.97	13.10	13.10	—	0.90%	0.22%	—	—	—	—
Oppenheimer Variable Products
Balanced / VA	2,001	0.00%	164.88	0.11	—	—	12.13	12.25	—	—	0.90%	0.22%	20.58%	—	—	—
Main Street Small Cap	6,352	0.00%	437.05	—	—	—	14.53	—	—	—	0.90%	0.22%	—	—	—	—
Strategic Bond / VA	10,751	0.27%	870.61	—	—	—	12.35	—	—	—	0.90%	0.22%	—	—	—	—

(b) During 2009, the Variable Insurance Product Funds were renamed Fidelity Variable Insurance Product Funds.

(c) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Sentinel Variable Products Trust
Balanced Fund	3,704,312	2.66%	159,280.75	92.69	42,040.13	2,744.44	18.90	12.32	14.96	23.06	0.90%	0.22%	20.38%	—	21.43%	21.05%
Bond Fund	5,692,320	5.05%	259,513.25	336.84	34,789.61	94.51	19.38	11.41	18.92	18.87	0.90%	0.22%	10.11%	—	11.10%	10.74%
Common Stock Fund	27,096,258	1.48%	1,166,029.91	1,134.91	69,409.76	85,319.20	21.30	12.92	14.88	14.16	0.90%	0.22%	26.63%	—	27.73%	27.34%
Mid Cap Growth Fund	7,131,686	0.13%	353,022.83	13.90	51,224.71	17,258.82	17.76	13.36	12.56	12.67	0.90%	0.22%	29.45%	—	30.56%	30.22%
Money Market Fund	9,415,480	0.00%	488,510.48	2,834.24	158,570.89	244,502.43	13.96	10.01	14.16	1.32	0.90%	0.22%	-0.92%	—	—	—
Small Company Fund	14,914,066	0.42%	370,148.75	751.14	50,054.07	3,991.91	36.46	13.25	26.60	19.57	0.90%	0.22%	26.03%	—	27.15%	26.75%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,352,113	0.00%	101,715.86	474.96	20,278.45	—	10.93	14.50	11.50	—	0.90%	0.22%	40.49%	—	41.80%	—
Equity Income Portfolio	5,266,059	1.70%	435,584.59	1,160.41	44,631.41	—	10.88	12.64	11.45	—	0.90%	0.22%	24.06%	—	25.27%	—
Health Sciences Portfolio	848,103	0.00%	55,569.58	128.47	7,413.05	—	13.35	14.30	14.05	—	0.90%	0.22%	30.12%	—	31.31%	—
Personal Strategies Portfolio	68,468	1.76%	5,069.50	—	—	—	13.51	—	—	—	0.90%	0.22%	—	—	—	—
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,788,735	0.20%	74,655.33	187.46	5,652.91	—	22.21	22.42	22.42	—	0.90%	0.22%	111.32%	—	113.12%	—
IT Worldwide Bond	40,683	0.48%	3,593.14	47.23	—	—	11.17	11.28	—	—	0.90%	0.22%	—	—	—	—
IT Worldwide Real Estate	—	0.00%	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	—	—
IT Worldwide Hard Assets	103,751	0.01%	6,240.30	108.30	333.10	—	15.52	15.67	15.67	—	0.90%	0.22%	—	—	—	—
Wells Fargo Variable Trust Funds
Discovery	5,666,728	0.00%	378,019.94	—	27,891.97	1,439.86	13.76	—	15.60	20.75	0.90%	0.22%	38.99%	—	40.29%	39.92%
Opportunity	3,881,881	0.00%	135,116.25	—	26,139.39	25,806.78	17.71	—	18.04	39.31	0.90%	0.22%	46.48%	—	47.75%	47.23%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	787,976	0.00%	137,695.05	2,388.34	22,409.45	5.46	5.87	0.97	0.90%	0.22%	-48.54%	-48.10%	-48.40%
Global Health Care Fund	2,036,172	0.00%	232,191.79	16,035.38	5,908.26	8.12	8.73	1.68	0.90%	0.22%	-29.27%	-28.68%	-28.81%
Technology Fund	978,696	0.00%	341,216.05	6,160.31	18,800.90	2.77	2.98	0.82	0.90%	0.22%	-45.04%	-44.51%	-44.59%
Alger American Fund
Growth Portfolio	11,095,683	0.22%	758,862.64	50,433.40	22,674.62	13.07	6.45	37.66	0.90%	0.22%	-46.61%	-46.16%	-46.32%
Capital Appreciation Portfolio (a)	1,485,115	0.00%	148,845.53	11,205.61	87,949.63	7.55	8.12	3.06	0.90%	0.22%	-45.64%	-45.14%	-45.36%
SmallCap Growth Portfolio (b)	5,970,435	0.00%	603,125.33	4,544.09	11,525.60	9.19	8.33	33.69	0.90%	0.22%	-47.09%	-46.60%	-46.77%
Alliance Bernstein
Value	406	0.00%	39.34	—	—	10.31	—	—	0.90%	0.22%	4.43%	—	—
Small/Mid Cap Growth	613,866	0.00%	55,481.62	1,371.01	—	10.80	10.81	—	0.90%	0.22%	10.55%	10.63%	—
International Growth	2,200,794	0.00%	197,281.70	12,401.74	—	10.50	10.50	—	0.90%	0.22%	9.31%	9.29%	—
International Value	245,119	0.00%	20,208.77	2,733.64	—	10.68	10.69	—	0.90%	0.22%	12.61%	12.72%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,744,259	2.14%	246,095.06	33,721.19	25,486.97	9.16	9.96	5.99	0.90%	0.22%	-35.22%	-34.60%	-34.82%
Inflation Protection Portfolio	1,538,524	5.60%	112,728.70	13,962.63	66,767.41	11.45	11.94	1.21	0.90%	0.22%	-2.14%	-1.24%	-2.42%
International Portfolio	3,778,708	0.78%	347,191.27	26,566.24	—	10.08	10.51	—	0.90%	0.22%	-45.31%	-44.83%	—
Ultra Portfolio	76,783	0.00%	7,067.52	3,330.39	—	7.28	7.60	—	0.90%	0.22%	-42.04%	-41.45%	—
Value Portfolio	6,667,047	2.62%	383,204.83	33,228.61	85,422.06	14.05	13.85	9.61	0.90%	0.22%	-27.43%	-26.80%	-26.98%
Vista Portfolio	632,201	0.00%	63,404.96	7,696.42	—	8.85	9.23	—	0.90%	0.22%	-49.08%	-48.61%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	539,831	2.06%	54,010.24	4,714.79	—	9.16	9.55	—	0.90%	0.22%	-30.18%	-29.57%	—
Developing Leaders Portfolio	46,132	0.85%	7,181.12	—	—	6.42	—	—	0.90%	0.22%	-38.21%	—	—
Quality Bond Portfolio	207,023	4.71%	18,632.44	712.21	—	10.68	11.14	—	0.90%	0.22%	-5.07%	-4.21%	—
Socially Responsible Growth Fund	251,959	0.81%	40,381.64	1,145.15	11,901.39	5.48	5.90	1.99	0.90%	0.22%	-35.07%	-34.37%	-34.75%
DWS Variable Series II
Dreman High Return Equity Portfolio	169,248	3.03%	23,092.06	159.67	—	7.28	7.59	—	0.90%	0.22%	-46.63%	—	—
Dreman Small Cap Value Portfolio	2,313,666	1.35%	200,264.29	14,298.04	—	10.75	11.21	—	0.90%	0.22%	-34.29%	-33.71%	—

(a)  Formerly the Alger American Leveraged AllCap Portfolio.

(b)  Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

DWS VIT Funds
Equity 500 Index Fund	1,003,611	2.49%	—	—	96,024.61	—	—	10.43	0.90%	0.22%	—	—	-45.02%
Small Cap Index Fund	279,084	1.71%	—	—	22,357.17	—	—	12.46	0.90%	0.22%	—	—	-25.17%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,494,852	2.79%	125,004.62	19,518.17	—	10.28	10.72	—	0.90%	0.22%	-40.92%	-40.41%	—
Mutual Shares Securities Fund	723,622	3.31%	71,036.82	8,625.20	—	9.04	9.43	—	0.90%	0.22%	-37.70%	-37.09%	—
Global Real Estate Fund	812,175	1.05%	89,691.83	8,967.97	—	8.20	8.55	—	0.90%	0.22%	-42.90%	-42.39%	—
Small Cap Fund	139,117	0.00%	17,051.06	924.70	—	7.72	8.05	—	0.90%	0.22%	-43.03%	-42.50%	—
Small Cap Value Securities Fund	403,101	1.18%	34,222.64	7,168.60	—	9.67	10.08	—	0.90%	0.22%	-33.59%	-33.02%	—
US Government	2,009,249	0.00%	178,872.42	17,931.88	—	10.21	10.22	—	0.90%	0.22%	1.65%	1.73%	—
JP Morgan Series Trust II
International Equity Portfolio	3,079,647	1.86%	219,815.05	21,948.21	81,724.15	9.16	9.38	10.51	0.90%	0.22%	-41.88%	-41.34%	-41.55%
Small Company Portfolio	985,420	0.20%	69,314.92	18,171.85	2,036.67	11.13	10.19	13.98	0.90%	0.22%	-32.63%	-31.98%	-32.20%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,259,462	4.58%	—	—	1,580,128.96	—	—	1.43	0.90%	0.22%	—	—	-10.06%
Emerging Markets Equity Portfolio	366,962	0.00%	—	—	256,582.16	—	—	1.43	0.90%	0.22%	—	—	-56.67%
High Yield Portfolio	46,200	10.14%	—	—	48,204.52	—	—	0.96	0.90%	0.22%	—	—	-22.58%
US Real Estate Portfolio	156,697	3.49%	—	—	80,336.01	—	—	1.95	0.90%	0.22%	—	—	-38.10%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio (c)	429,822	0.00%	52,772.54	8,454.10	—	6.98	7.28	—	0.90%	0.22%	-39.98%	-39.43%	—
Lehman Brothers Short Duration Bond Portfolio (d)	2,690,799	0.00%	260,475.76	29,110.54	—	9.25	9.65	—	0.90%	0.22%	-14.19%	-13.38%	—
Mid Cap Growth Portfolio	269,290	0.56%	26,419.68	258.66	—	10.09	10.52	—	0.90%	0.22%	-43.88%	-43.38%	—
Partners Portfolio	1,653,849	5.17%	134,546.07	39,096.93	14,160.31	8.25	8.24	15.65	0.90%	0.22%	-52.80%	-52.40%	-52.53%
Oppenheimer Variable Products
Balanced / VA	402	0.00%	39.98	—	—	10.06	—	—	0.90%	0.22%	3.52%	—	—
Sentinel Variable Products Trust
Balanced Fund	3,342,689	2.90%	166,590.23	51,558.93	4,825.01	15.70	12.32	19.05	0.90%	0.22%	-24.63%	-23.95%	-24.19%
Bond Fund	5,390,618	3.58%	255,531.80	48,399.93	4,029.17	17.60	17.03	17.04	0.90%	0.22%	2.44%	3.40%	3.02%
Common Stock Fund	22,985,480	1.14%	1,269,372.53	68,105.72	75,182.97	16.82	11.65	11.12	0.90%	0.22%	-33.65%	-33.01%	-33.25%
Mid Cap Growth Fund	5,986,626	0.00%	362,991.96	58,433.44	45,592.42	13.72	9.62	9.73	0.90%	0.22%	-46.53%	-46.05%	-46.24%
Money Market Fund	8,955,335	1.82%	451,098.41	169,899.47	148,392.23	14.09	14.16	1.32	0.90%	0.22%	1.00%	1.94%	1.54%
Small Company Fund	13,650,255	0.25%	392,797.88	61,476.86	64,607.60	28.93	20.92	15.44	0.90%	0.22%	-32.89%	-32.30%	-32.52%

(c)  Formerly the Neuberger Berman Fasciano Portfolio.

(d)  Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series	1,008,443	0.04%	108,346.61	20,409.95	—	7.78	8.11	—	0.90%	0.22%	-43.17%	-42.69%	—
Blue Chip Growth Portfolio	3,989,982	2.64%	413,666.02	39,751.41	—	8.77	9.14	—	0.90%	0.22%	-36.82%	-36.26%	—
Equity Income Portfolio	662,043	0.00%	55,184.70	8,969.32	—	10.26	10.70	—	0.90%	0.22%	-29.77%	-29.14%	—
Health Sciences Portfolio
Van Eck Worldwide Insurance Trust	1,314,503	0.00%	116,790.74	8,271.22	—	10.51	10.52	—	0.90%	0.22%	10.25%	10.33%	—
IT Worldwide Emerging Markets
Variable Insurance Product Funds	9,415,322	1.08%	485,012.08	69,144.77	—	17.46	13.73	—	0.90%	0.22%	-43.02%	-42.50%	—
Contrafund Portfolio	8,012,660	2.42%	262,825.41	16,921.28	—	29.92	8.86	—	0.90%	0.22%	-43.16%	-42.65%	—
Equity Income Portfolio	9,769,916	0.87%	317,467.55	87,331.66	—	28.34	8.83	—	0.90%	0.22%	-47.64%	-47.19%	—
Growth Portfolio	3,689,610	8.08%	146,028.24	32,965.26	—	23.35	8.49	—	0.90%	0.22%	-25.66%	-24.93%	—
High Income Portfolio	30,847,091	2.32%	1,076,128.88	596,872.67	—	23.42	9.46	—	0.90%	0.22%	-37.55%	-37.02%	—
Index 500 Portfolio	6,039,464	4.41%	348,129.27	63,426.91	258,657.37	13.42	14.43	1.74	0.90%	0.22%	-4.14%	-3.28%	-3.33%
Investment Grade Bond Portfolio	3,552,149	0.67%	297,823.31	21,760.50	—	11.08	11.56	—	0.90%	0.22%	-40.01%	-39.41%	—
Mid Cap Portfolio	8,774,398	2.51%	353,161.27	64,803.63	436,899.15	20.81	9.51	1.85	0.90%	0.22%	-44.31%	-43.83%	-43.94%
Overseas Portfolio
Wells Fargo Variable Trust Funds
Discovery	4,742,257	0.00%	402,488.90	33,388.09	26,102.96	9.90	11.12	14.83	0.90%	0.22%	-44.85%	-44.34%	-44.54%
Opportunity	2,861,143	2.02%	144,712.21	30,555.97	27,598.71	12.09	12.21	26.70	0.90%	0.22%	-40.65%	-40.09%	-40.28%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,637,944	—	134,459.65	13,903.79	28,417.11	10.61	11.31	1.88	0.90%	0.22%	11.10%	12.20%	11.24%
Global Health Care Fund	2,957,254	—	235,357.14	16,574.36	21,938.22	11.48	12.24	2.36	0.90%	0.22%	10.81%	11.88%	10.80%
Technology Fund	1,747,859	—	333,193.72	5,413.85	27,787.51	5.04	5.37	1.48	0.90%	0.22%	6.78%	7.83%	7.25%
Alger American Fund
Growth Portfolio	15,975,209	0.34%	572,840.14	19,384.55	24,477.17	24.48	11.98	70.16	0.90%	0.22%	18.83%	19.92%	19.30%
Leveraged All Cap Portfolio	2,895,641	—	154,806.28	11,944.38	101,500.61	13.89	14.80	5.60	0.90%	0.22%	32.29%	33.45%	32.70%
Small Capitalization Portfolio	12,210,328	—	645,670.00	11,609.18	12,872.55	17.37	15.60	63.29	0.90%	0.22%	16.19%	17.21%	15.81%
American Century Variable
Portfolios
Income & Growth Portfolio	4,765,808	1.80%	279,792.65	32,963.47	33,564.55	14.14	15.23	9.19	0.90%	0.22%	-0.91%	-0.07%	-0.97%
Inflation Protection Portfolio	2,768,409	4.56%	197,087.58	31,174.38	68,732.17	11.70	12.09	1.24	0.90%	0.22%	8.74%	9.71%	9.73%
International Portfolio	5,015,237	0.61%	256,146.20	15,422.46	—	18.43	19.05	—	0.90%	0.22%	17.02%	18.03%	—
Ultra Portfolio	118,976	—	5,566.22	3,779.45	—	12.56	12.98	—	0.90%	0.22%	19.96%	20.97%	—
Value Portfolio	11,778,021	1.55%	496,535.01	51,739.53	89,996.70	19.36	18.92	13.16	0.90%	0.22%	-6.02%	-5.12%	-5.73%
Vista Portfolio	3,293,255	—	179,552.89	9,584.30	—	17.38	17.96	—	0.90%	0.22%	38.49%	39.77%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	846,606	2.44%	58,753.13	5,581.69	—	13.12	13.56	—	0.90%	0.22%	6.15%	7.11%	—
Developing Leaders Portfolio	58,618	0.65%	5,643.40	—	—	10.39	—	—	0.90%	0.22%	-11.80%	—	—
Quality Bond Portfolio	184,415	4.64%	15,410.59	947.72	—	11.25	11.63	—	0.90%	0.22%	2.55%	3.56%	—
Socially Responsible Growth Fund	408,469	0.51%	41,710.33	1,632.37	13,726.50	8.44	8.99	3.05	0.90%	0.22%	6.84%	7.79%	6.64%
DWS Variable Series II
Dreman High Return Equity Portfolio (a)	433,098	1.00%	31,756.77	—	—	13.64	—	—	0.90%	0.22%	-3.06%	—	—
Dreman Small Cap Value Portfolio (a)	3,799,012	0.37%	215,498.60	16,197.39	—	16.36	16.91	—	0.90%	0.22%	1.74%	2.67%	—
DWS VIP Funds
Equity 500 Index Fund (a)	1,570,852	1.53%	—	—	82,791.55	—	—	18.97	0.90%	0.22%	—	—	19.08%
Small Cap Index Fund (a)	448,720	0.50%	—	—	26,955.09	—	—	16.65	0.90%	0.22%	—	—	-14.92%

(a) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	5,582,930	1.85%	287,468.80	32,229.25	—	17.40	17.99	—	0.90%	0.22%	14.40%	15.47%	—
Mutual Shares Securities Fund	1,289,364	1.40%	81,295.15	7,340.16	—	14.51	14.99	—	0.90%	0.22%	2.54%	3.45%	—
Global Real Estate Fund (b)	1,523,391	2.28%	95,840.62	9,890.45	—	14.36	14.84	—	0.90%	0.22%	-21.57%	-20.90%	—
Small Cap Fund	233,350	—	16,743.81	461.97	—	13.55	14.00	—	0.90%	0.22%	10.25%	11.20%	—
Small Cap Value Securities Fund	608,856	0.63%	35,254.56	6,342.83	—	14.56	15.05	—	0.90%	0.22%	-3.26%	-2.40%	—
JP Morgan Series Trust II
International Equity Portfolio	5,382,169	0.88%	230,154.19	20,901.28	79,068.99	15.76	15.99	17.98	0.90%	0.22%	8.39%	9.30%	8.77%
Small Company Portfolio	1,600,289	0.01%	79,122.57	16,422.13	2,297.22	16.52	14.98	20.62	0.90%	0.22%	-6.51%	-5.67%	-6.82%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,480,314	0.28%	—	—	1,555,888.38	—	—	1.59	0.90%	0.22%	—	—	4.61%
Emerging Markets Equity Portfolio	901,580	0.21%	—	—	272,906.67	—	—	3.30	0.90%	0.22%	—	—	40.43%
High Yield Portfolio	81,686	8.50%	—	—	65,691.89	—	—	1.24	0.90%	0.22%	—	—	3.33%
US Real Estate Portfolio	280,100	1.28%	—	—	88,990.29	—	—	3.15	0.90%	0.22%	—	—	-17.11%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	2,780,930	—	224,575.29	13,979.80	—	11.63	12.02	—	0.90%	0.22%	-0.43%	0.50%	—
Limited Maturity Portfolio	3,813,895	2.90%	321,489.59	31,140.29	—	10.78	11.14	—	0.90%	0.22%	3.75%	4.70%	—
Mid Cap Growth Portfolio	452,078	—	24,896.70	241.59	—	17.98	18.58	—	0.90%	0.22%	21.40%	22.56%	—
Partners Portfolio	3,751,000	0.62%	149,662.89	38,568.33	14,167.82	17.48	17.31	32.97	0.90%	0.22%	8.37%	9.35%	8.45%
Sentinel Variable Products Trust
Balanced Fund	4,790,129	2.31%	179,391.15	56,489.87	5,483.33	20.83	16.20	25.13	0.90%	0.22%	7.43%	8.43%	7.58%
Bond Fund	6,318,135	4.15%	323,743.15	41,694.10	4,278.05	17.18	16.47	16.54	0.90%	0.22%	6.11%	7.09%	6.71%
Common Stock Fund	38,805,442	1.14%	1,425,320.24	79,332.30	77,529.86	25.35	17.39	16.66	0.90%	0.22%	9.22%	10.20%	9.17%
Growth Index Fund (c)	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	5.86%
Mid Cap Growth Fund	12,316,907	—	400,337.76	65,796.36	48,069.16	25.66	17.83	18.10	0.90%	0.22%	20.92%	21.96%	20.99%
Money Market Fund	7,559,914	5.11%	428,440.91	101,700.42	131,350.86	13.95	13.89	1.30	0.90%	0.22%	3.87%	4.75%	4.00%
Small Company Fund	21,372,971	0.59%	413,004.49	66,179.59	66,507.93	43.11	30.90	22.88	0.90%	0.22%	7.61%	8.61%	7.37%

(b) Formerly the Franklin Real Estate Fund.

(c) During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	5,050,930	0.08%	339,081.07	28,967.91	—	13.69	14.15	—	0.90%	0.22%	11.48%	12.57%	—
Equity Income Portfolio	976,452	1.51%	63,213.49	6,906.94	—	13.88	14.34	—	0.90%	0.22%	2.13%	3.02%	—
Health Sciences Portfolio	763,680	—	46,869.56	5,210.45	—	14.61	15.10	—	0.90%	0.22%	16.60%	17.69%	—
Variable Insurance Product Funds
Contrafund Portfolio	17,053,018	0.94%	501,572.34	70,571.10	—	30.64	23.88	—	0.90%	0.22%	16.55%	17.64%	—
Equity Income Portfolio	16,903,718	1.90%	314,940.24	21,057.09	—	52.64	15.45	—	0.90%	0.22%	0.61%	1.51%	—
Growth Portfolio	19,846,212	0.81%	339,281.67	88,473.81	—	54.13	16.72	—	0.90%	0.22%	25.83%	26.96%	—
High Income Portfolio	6,189,672	8.29%	180,383.31	46,320.13	—	31.41	11.31	—	0.90%	0.22%	1.88%	2.72%	—
Index 500 Portfolio	52,480,231	3.60%	1,157,662.87	603,464.74	—	37.50	15.02	—	0.90%	0.22%	4.49%	5.40%	—
Investment Grade Bond Portfolio	7,902,436	4.08%	447,410.16	71,749.44	315,261.90	14.00	14.92	1.80	0.90%	0.22%	3.40%	4.34%	4.05%
Mid Cap Portfolio	3,368,800	0.91%	171,246.32	10,819.22	—	18.47	19.08	—	0.90%	0.22%	14.58%	15.64%	—
Overseas Portfolio	18,867,291	3.31%	427,033.86	87,219.43	434,741.95	37.37	16.93	3.30	0.90%	0.22%	16.27%	17.33%	17.44%
Wells Fargo Variable Trust Funds
Discovery	9,506,076	—	433,346.01	40,921.34	34,098.56	17.95	19.98	26.74	0.90%	0.22%	21.28%	22.35%	21.16%
Opportunity	5,338,648	0.56%	166,358.28	29,570.05	30,137.08	20.37	20.38	44.71	0.90%	0.22%	5.71%	6.65%	5.77%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2007, 2008, 2009, 2010 or 2011.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income.  The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders’ net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2011 and 2010

NLV Financial Corporation and Subsidiaries

Index

December 31, 2011 and 2010

Page(s)

Report of Independent Auditors

Consolidated Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Auditors

To the Board of Directors and Stockholder of

NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation (the “Company”) and its subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 27, 2012

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31,

(in thousands)	2011	2010
Assets:
Cash and investments:
Available-for-sale debt securities	$14,478,112	$13,242,633
Available-for-sale equity securities	79,439	87,253
Trading equity securities	18,743	20,884
Mortgage loans	1,866,105	1,643,695
Policy loans	749,609	735,837
Real estate investments	34,465	29,405
Derivatives	297,131	522,917
Other invested assets	323,269	272,320
Short term investments	190,875	357,870
Cash and restricted cash	198,304	209,164
Total cash and investments	18,236,052	17,121,978

Deferred policy acquisition costs	747,472	857,445
Accrued investment income	172,717	167,698
Premiums and fees receivable	22,045	18,098
Federal income tax recoverable	22,526	—
Amounts recoverable from reinsurers	165,654	162,365
Present value of future profits of insurance acquired	26,490	31,480
Property and equipment, net	72,981	62,898
Corporate owned life insurance	235,037	179,494
Other assets	100,648	94,376
Separate account assets	677,967	745,595
Total assets	$20,479,589	$19,441,427

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,639,367	$4,643,288
Policyholder account liabilities	11,211,344	10,352,538
Policyholders’ deposits	76,241	86,474
Policy claims payable	68,365	55,845
Policyholders’ dividends	313,176	225,984
Total policy liabilities	16,308,493	15,364,129

Amounts payable to reinsurers	18,154	20,751
Derivatives	161,553	282,476
Other liabilities and accrued expenses	319,525	381,858
Pension and other post-retirement benefit obligations	214,850	192,833
Deferred income taxes	201,258	94,270
Federal income tax payable	—	8,806
Debt	487,902	487,870
Separate account liabilities	677,967	745,595
Total liabilities	$18,389,702	$17,578,588

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$—	$—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	1,802,787	1,678,574
Accumulated other comprehensive income	287,100	184,265
Total stockholder’s equity	$2,089,887	$1,862,839
Total liabilities and stockholder’s equity	$20,479,589	$19,441,427

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Operations

For the Years Ended December 31,

(in thousands)	2011	2010	2009

Revenues:
Insurance premiums	$297,726	$302,498	$308,993
Policy and contract charges	276,758	257,624	228,493
Mutual fund commissions and fee income	127,039	123,862	92,688
Other income	16,995	16,587	18,328
Net investment income	871,630	1,015,246	929,356
Net realized investment gains (losses)	8,047	23,452	(24,128)
Change in value of trading equity securities	(389)	2,369	3,592

Total revenues	1,597,806	1,741,638	1,557,322

Benefits and Expenses:
Increase in policy liabilities	29,690	29,655	12,268
Policy benefits	428,412	416,952	427,218
Policyholders’ dividends and dividend obligations	101,847	111,524	122,282
Interest credited to policyholder account liabilities	350,932	473,503	443,476
Operating expenses	199,892	200,890	185,026
Interest expense	42,498	41,585	26,814
Policy acquisition expenses and amortization of present value of future profits, net	271,541	297,258	238,603

Total benefits and expenses	1,424,812	1,571,367	1,455,687

Income before income taxes	172,994	170,271	101,635

Income tax expense	48,781	47,850	29,362

Net Income	$124,213	$122,421	$72,273

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2011, 2010, and 2009

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2009	—	—	—	1,483,880	(423,332)	1,060,548

Comprehensive income:
Net income	—	—	—	72,273	—	72,273
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	421,269	421,269
Change in cash flow hedge on debt issuance, net	—	—	—	—	34	34
Change in funded status of retirement plans	—	—	—	—	10,948	10,948
Total comprehensive income						504,524

December 31, 2009	—	—	—	1,556,153	8,919	1,565,072

Comprehensive income:
Net income	—	—	—	122,421	—	122,421
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	170,961	170,961
Change in cash flow hedge on debt issuance, net	—	—	—	—	33	33
Change in funded status of retirement plans	—	—	—	—	4,352	4,352
Total comprehensive income						297,767

December 31, 2010	—	—	—	1,678,574	184,265	1,862,839

Comprehensive income:
Net income	—	—	—	124,213	—	124,213
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	122,642	122,642
Change in cash flow hedge on debt issuance, net	—	—	—	—	30	30
Change in funded status of retirement plans	—	—	—	—	(19,837)	(19,837)
Total comprehensive income						227,048

December 31, 2011	$—	$—	$—	$1,802,787	$287,100	$2,089,887

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

December 31, 2011

(in thousands)	2011	2010	2009
Cash Flows from Operating Activities:
Net income	$124,213	$122,421	$72,273

Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	51,384	16,447	(20,129)
Interest credited to policyholder account liabilities	350,932	473,503	443,476
Amortization of deferred policy acquisition costs	182,006	208,953	166,385
Policy and contract charges	(276,758)	(257,624)	(228,493)
Net realized investment (gains) losses	(8,047)	(23,452)	24,128
Net option losses (gains)	37,534	(138,712)	(129,372)
Market value change on corporate owned life insurance policies	(7,124)	(6,636)	(5,477)
Change in present value of future profits of insurance acquired	4,990	3,841	2,455
Depreciation	11,188	9,940	9,033
Allowance for doubtful mortgages	3,070	306	10,160
Other	(5,840)	1,780	6,580
Changes in assets and liabilities:
Accrued investment income	(5,019)	(5,051)	(15,007)
Deferred policy acquisition costs	(217,740)	(230,423)	(265,083)
Policy benefit liabilities	37,001	49,130	45,372
Other assets and liabilities	(23,983)	27,235	112,620
Net cash provided by operating activities	257,807	251,658	228,921

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	3,162,281	3,818,257	5,553,192
Cost of investments acquired	(4,141,108)	(4,750,724)	(6,783,753)
Cost of corporate owned life insurance acquired	(50,472)	—	—
Change in policy loans	(13,772)	(17,081)	495
Change in short term investments	166,995	(114,815)	(146,728)
Change in securities lending invested collateral	—	46,838	34,602
Other	(122,293)	(25,904)	(8,093)
Net cash used by investing activities	(998,369)	(1,043,429)	(1,350,285)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,445,747	1,621,981	1,899,531
Policyholders’ withdrawals	(805,850)	(767,577)	(768,950)
Change in securities lending payable	—	(135,325)	13,630
Proceeds from Federal Home Loan Bank	100,000	—	—
Proceeds from debt issuance	—	—	200,000
Debt retirement	32	32	(3,842)
Change in other deposits	(10,227)	9,336	1,823
Net cash provided by financing activities	729,702	728,447	1,342,192

Net (Decrease) Increase in Cash	(10,860)	(63,324)	220,828

Cash and Restricted Cash:
Beginning of year	209,164	272,488	51,660
End of year	$198,304	$209,164	$272,488

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 1 — NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services.  The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848.  The Company employs approximately 850 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.  Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company.  All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company.  Policyholders hold membership interests in NLHC.  NLHC and its subsidiaries are collectively known as the National Life Group.  NLHC currently has no assets, liabilities or operations other than that related to its ownership of all of NLVF’s common stock class B shares outstanding.  NLVF has assets and operations primarily related to the issuance of debt.  For additional information, see Note 11.  Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through sixteen general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America.  The Company has in excess of 590,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates.  About 29% of the Company’s total collected premiums and deposits are from residents of the states of California and New York.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc.  (“Sentinel Funds”).  The Sentinel Funds’ $8.8 billion of net assets represent fifteen mutual funds managed on behalf of approximately 230,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).  Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures.  Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates (continued)

and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; evaluation of other-than-temporary impairments on available-for-sale securities; valuations related to benefit plans; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2011 and through the consolidated financial statement issuance date of February 24, 2012.  The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

At December 31, 2011 and 2010 the Company had restricted cash of $86.4 million and $178.4 million, respectively, related to broker collateral on the Company’s derivative investments.

Investments

Available-for-sale debt and equity securities are reported at estimated fair value.  Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.  When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices.  Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and/or estimated cash flows.  The Company periodically performs an analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative characteristics, that could be potentially impaired. These identified securities are subjected to an enhanced analysis.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in Other Comprehensive Income (“OCI”). Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position, are reviewed at least annually to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

The securities identified through this process are then reviewed to determine whether a portion of the decline is a credit related impairment. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated payments and (d) the intent and ability of the Company to hold the investment until the anticipated recovery.

Based on this evaluation the Company concluded $22.8 million, $10.5 million, and $61.9 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired at December 31, 2011, 2010 and 2009, respectively.  The Company’s additional unrealized losses on available-for-sale securities of $113.0 million and $131.9 million were considered to be temporarily impaired at December 31, 2011 and 2010, respectively.

Trading Equities

Trading equity securities are reported at estimated fair value.  Realized and unrealized gains (losses) on trading equity securities are included in change in value of trading equity securities within the consolidated statements of operations.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts, except impaired loans, which are measured at the present value of expected future cash flows, or alternatively, fair value of the collateral. Changes in valuation allowances are recognized in net investment income. For the years ended December 31, 2011, 2010 and 2009, the Company increased the reserve for valuation allowances by $3.1 million, $0.3 million and $10.2 million, respectively. The total valuation reserve as of December 31, 2011 and 2010 was $13.5 million and $10.5 million, respectively.  The Company recognized a cumulative mortgage loan impairment of $6.5 million and $7.4 million as of 2011 and 2010, respectively, through realized gains and losses.

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Real Estate

Real estate investments held for investment purposes are reported at depreciated cost.  Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.  In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost.

Limited Partnerships

Investments in limited partnerships are included in other invested assets.  Partnerships for which the Company’s ownership percentage is below 3% are carried at estimated fair value.  The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment.  Changes in the fair value of limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes. Limited partnerships for which the Company’s ownership is 3% or greater are accounted for using the equity method. Under the equity method, changes in the Company’s partnership account value are recognized in net investment income.

Investments in limited partnerships are reviewed at least annually to determine if a decline in fair value is other than temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other than temporary, the value of the investment shall be reduced to its net realizable value, which becomes its new cost basis, through current period earnings.  To determine net realizable value, the Company, among other things, will review the underlying assets of the fund or partnership to determine what the realizable value will be, which requires significant management judgment.

Derivatives

Derivatives include long options, short options, and futures contracts which are carried at estimated fair value. The estimated fair values of derivatives are based on publicly available data and when that data is not available, the Company uses independent broker pricing quotes.  Changes in fair value are reflected in the statements of operations as a component of net investment income.

Affordable Housing

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses).  Realized investment gains (losses) are included in the adjustment for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and income taxes.

Short Term Investments

Short term investments are carried at amortized cost which approximates fair value. These short term investments include highly liquid debt instruments purchased with original maturities of three months or less.

FHLB

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB provides the

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

FHLB (continued)

Company with access to a secured asset-based borrowing capacity of $2.0 billion.  In 2011, the Company received an advance from FHLB in the amount of $100 million, and as such the Company increased its investment in FHLB to $10.6 million and pledged collateral of $125.9 million.  The advance was provided to the Company as $75 million and $25 million.  Interest is accrued at 1.88% and 2.24% with total interest on these funds in 2011 at $0.9 million.  The blocks mature in 2015 and 2016, respectively.  This money is considered to be operating leverage and the full $100 million is included in policyholder account liabilities.  At December 31, 2010 the outstanding balance on the borrowing facility was $0.

Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new and renewal business are generally deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised.  Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

DAC for non-participating term life insurance and disability income insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and profits.  These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and administrative expenses.  The effect on DAC of the update of the actuarial assumptions for both 2011 and 2010 are shown below (amounts in millions):

	Impact on DAC Balance
	2011	2010
Mortality rates	$(10.2)	$(7.7)
Surrender rates	(2.6)	(1.2)
Investment income margins	(26.7)	(3.2)
Administrative expenses	0.7	1.0
Dividend scale change	37.9	—
	$(0.9)	$(11.1)

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year.  The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years.  These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.  The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2011	2010
Beginning of year	$44.5	$40.3
Deferral	7.5	16.8
Amortization, net	(10.7)	(12.6)
End of year	$41.3	$44.5

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses (continued)

For internal replacements the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes.  If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are written off.

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment in accordance with ASC 350 on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.  The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any.  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit or intangible asset level.  The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers a discounted cash flow analysis as well as market-based earning and revenue multiples of the unit’s peer companies or expected future cash flows.  If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business.  In 2011, the goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, compared to $53.3 million in 2010.  For further information on goodwill and other intangible assets see note 10.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property related to the home office and other buildings is primarily depreciated over 39.5 years using the straight-line method.  Furniture and equipment is depreciated using the straight-line method over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  In 2011, the Company expanded its investments in the program by approximately $50.5 million. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $235.0 million and $179.5 million at December 31, 2011 and 2010, respectively.  Approximately 55% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2011 and 2010.

COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $7.1 million, $6.6 million, and $7.6 million in 2011, 2010, and 2009, respectively, and is included in other income in the Consolidated Statements of Operations.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate Accounts (continued)

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments are passed through to the individual contract holder. Minimum guarantees related to separate account policies are included in policy liabilities.  Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values.  Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations.  In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.  Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values.  The underlying account value is primarily based on the initial deposit plus any interest credited.  The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes.  With the adoption of Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  In 2010, the Company revised its surrender rates on indexed annuity products resulting in a reduction of policyholder account liabilities of $0.8 million.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%.  The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%.  These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees.  The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance).  In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date.  Coverage from this rider ceases at age eighty.  Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method.  Policyholder partial withdrawals to date have not been significant.  Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations.  These additional

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

interest credits are accrued ratably over the bonus period and adjusted for actual persistency.  The Company accrued sales inducement liabilities of $0.5 million in 2011 and 2010, and recorded net increases for interest, amortization and unlocking of $1.9 million and $2.5 million during 2011 and 2010, respectively.  Sales inducement liabilities were $18.3 million and $15.9 million at December 31, 2011 and 2010, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies.  The Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.  Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block.  Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results.  The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities.  Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities.  Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return which includes NLHC and all subsidiaries of the Company.  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Financing Receivables

On July 21, 2010, the FASB issued ASU 2010-20, Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses, which amends ASC 310 by requiring more robust and disaggregated disclosures about the credit quality of an entity’s financing receivables and its allowance for credit losses. The objective of enhancing these disclosures is to improve financial statement users’ understanding of (1) the nature of an entity’s credit risk associated with its financing receivables and (2) the entity’s assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reasons for those changes.  The disclosures are effective for annual reporting periods ending on or after December 15, 2011  Our adoption of this amended guidance has resulted in additional mortgage disclosures, which are included in Note 5, but otherwise had no material effect on our consolidated financial statements.

Troubled Debt Restructuring

In April 2011, the FASB issued ASU 2011-02, A Creditor’s Determination of whether a Restructuring is a Troubled Debt Restructuring, that clarified when a loan modification or restructuring is considered a troubled debt restructuring (“TDR”).  This ASU clarifies the types of considerations or indicators creditors should use to assess the financial condition of the debtor and the nature of the restructuring to determine if it is a TDR.  In addition, the ASU significantly modified the required disclosures around troubled assets.  The disclosures are effective for the annual period beginning on or after December 15, 2010, as required under ASU 2010-20, and are to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption.  The additional disclosures related to mortgage loans are included in Note 5.

Financial Services — Insurance Industry Topic

In April 2010, the FASB issued ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity’s general account. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. The Company adopted ASU 2010-15 effective January 1, 2011.  The adoption did not have an impact on the Company’s consolidated balance sheets and statements of operations.

Not Yet Adopted

Deferred Acquisition Costs

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. As a result of this change the Company modified its policy effective January 1, 2012 around certain sales and marketing costs that are not directly linked to the successful acquisition of an insurance contract. This amended guidance is effective for fiscal years beginning after December 15, 2011 and permits, but does not require, retrospective application. The company will adopt ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012  and will apply it retrospectively.  The effect of adoption will be a reduction in both the DAC asset of approximately $110 million and opening retained earnings of $71 million, as of January 1, 2010.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS (continued)

Goodwill

On September 15, 2011, the FASB issued, the ASU 2011-08, Testing Goodwill for Impairment, which amends the guidance in ASC 350-20 on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. In addition, the ASU does not amend the requirement to test goodwill for impairment between annual tests if events or circumstances warrant; however, it does revise the examples of events and circumstances that an entity should consider.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.

Presentation of Comprehensive Income

On June 16, 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income.  For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2012.

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: fixed maturities and equity securities, available-for-sale (“AFS”), equity securities, trading, short-term investments, limited partnerships, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (“MBSs”) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in limited partnerships that do not have a readily determinable fair value, the Company estimates fair value at net asset value (“NAV”) or its equivalent, based on information provided by the general partner.

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments — The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS and RMBS are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

US Government securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads.  These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Equity securities including non-trading preferred stocks — The fair value of equity securities is estimated based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.  These securities are generally categorized in Level 1, for common stocks, and Level 2, for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market.  Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts — Such instruments held by the Company include options and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  The majority of the Company’s OTC derivative products use this and other pricing models and are categorized as Level 2 of the fair value hierarchy with the remaining instruments classified as Level 1.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Equity Indexed Embedded Derivatives (continued) —

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of ASC 820, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships — Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at net asset value (“NAV”) or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2011 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$12,639		$—		$—	$—	$12,639
Government agencies, authorities and subdivisions	—		95,745		—	—	95,745
Corporates	—		7,916,887		37,444	—	7,954,331
Private placements	—		1,244,157		19,948	—	1,264,105
Mortgage-backed securities	—		5,151,292		—	—	5,151,292
Total AFS debt securities	12,639		14,408,081		57,392	—	14,478,112
Preferred stock	—		13,630		121	—	13,751
Common stock	65,683		—		5	—	65,688
Total AFS equity securities	65,683		13,630		126	—	79,439
Total AFS debt and equity securities	78,322		14,421,711		57,518	—	14,557,551
Trading equity securities	18,743		—		—	—	18,743
Derivatives	4,152		292,979		—	—	297,131
Other invested assets	3,651		803		170,223	148,592	323,269
Short term investments	135,075		55,800		—	—	190,875
Separate account assets	605,887	(1)	71,696	(1)	—	384	677,967
Total assets subject to fair value disclosure	$845,830		$14,842,989		$227,741	$148,976	$16,065,536

	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,044,150	—	$1,044,150
Derivatives	—	161,553	—	—	161,553
Total liabilities subject to fair value disclosure	$—	$161,553	$1,044,150	$—	$1,205,703

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2011 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Activity During the Period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$47,929	$83	$(2,592)	$(7,976)	$—	$37,444	$83
Private placements	21,778	—	(1,578)	(252)	—	19,948	—
Preferred stock	265	—	—	(144)	—	121	—
Common stock	5	—	—	—	—	5	—
Total AFS debt and equity securities	69,977	83	(4,170)	(8,372)	—	57,518	83
Other invested assets	151,834	(1,922)	1,126	19,185	—	170,223	(1,922)
Total invested assets	$221,811	$(1,839)	$(3,044)	$10,813	—	$227,741	(1,839)

Liabilities
Policyholder account liabilities	$1,037,974	$178,530	—	$(172,354)	—	$1,044,150	$178,530
Total liabilities	$1,037,974	$178,530	—	$(172,354)	—	$1,044,150	$178,530

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

During 2011, there were no significant transfers between fair value levels 1 and 2.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2010 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$12,052		$—		$—	$—	$12,052
Government agencies, authorities and subdivisions	—		82,211		—	—	82,211
Corporates	—		7,490,429		47,929	—	7,538,358
Private placements	—		1,125,638		21,778	—	1,147,416
Mortgage-backed securities	—		4,462,596		—	—	4,462,596
Total AFS debt securities	12,052		13,160,874		69,707	—	13,242,633
Preferred stock	—		16,762		265	—	17,027
Common stock	70,221		—		5	—	70,226
Total AFS equity securities	70,221		16,762		270	—	87,253
Total AFS debt and equity securities	82,273		13,177,636		69,977	—	13,329,886
Trading equity securities	20,884		—		—	—	20,884
Derivatives	3,170		519,747		—	—	522,917
Other invested assets	3,638		335		151,834	116,513	272,320
Short term investments	103,070		254,800		—	—	357,870
Separate account assets	683,147	(1)	62,448	(1)	—	—	745,595
Total assets subject to fair value disclosure	$896,182		$14,014,966		$221,811	$116,513	$15,249,472

	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,037,974	—	$1,037,974
Derivatives	—	282,476	—	—	282,476
Total liabilities subject to fair value disclosure	$—	$282,476	$1,037,974	$—	$1,320,450

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2010 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Activity During the Period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$11,930	$(7,683)	$10,065	$(2,550)	$36,167	$47,929	$(7,683)
Private placements	20,401	—	1,229	(15,419)	15,567	21,778	—
Preferred stock	577	—	—	(312)	—	265	—
Common stock	5	—	—	—	—	5	—
Total AFS debt and equity securities	32,913	(7,683)	11,294	(18,281)	51,734	69,977	(7,683)
Other invested assets	150,632	(6,441)	8,666	716	(1,739)	151,834	(6,441)
Total invested assets	$183,545	$(14,124)	$19,960	$(17,565)	$49,995	$221,811	(14,124)

Liabilities
Policyholder account liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623
Total liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

During 2010, there were no significant transfers between fair value levels 1 and 2.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Short term investments	190,875	190,875	357,870	357,870
Available-for-sale debt securities	14,478,112	14,478,112	13,242,633	13,242,633
Available-for-sale equity securities	79,439	79,439	87,253	87,253
Trading equity securities	18,743	18,743	20,884	20,884
Mortgage loans	1,866,105	1,938,853	1,643,695	1,656,277
Policy loans	749,609	843,838	735,837	811,781
Options purchased	292,978	292,978	519,746	519,746
Options written	(160,786)	(160,786)	(281,471)	(281,471)
Futures purchased	4,153	4,153	3,171	3,171
Credit default swaps	(767)	(767)	(1,005)	(1,005)
Separate account assets	677,967	677,967	745,595	745,595
Reserve assets — cash	72,261	72,261	81,155	81,155
Investment product liabilities	9,613,897	9,587,215	8,996,983	8,855,944
Debt	487,902	541,169	487,870	498,789

For short term investments, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the estimated fair values of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2011	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$11,255	$1,384	$—	$12,639
Government agencies, authorities and subdivisions	85,497	10,282	34	95,745
Corporate:
Communications	774,763	79,370	9,380	844,753
Consumer & retail	1,811,667	218,219	2,539	2,027,347
Financial institutions	1,689,341	138,129	29,318	1,798,152
Industrial and chemicals	1,013,595	114,893	13,490	1,114,998
Other corporate	11,266	4,761	—	16,027
REITS	167,013	11,571	240	178,344
Transportation	195,857	30,299	641	225,515
Utilities	1,551,027	203,710	5,541	1,749,196
Total corporate	7,214,529	800,951	61,149	7,954,331
Private placements	1,156,685	110,167	2,747	1,264,105
Mortgage-backed securities	4,773,606	423,288	45,602	5,151,292
Total AFS debt securities	$13,241,572	$1,346,072	$109,532	$14,478,112

Preferred stocks	16,235	212	2,696	13,751
Common stocks	61,358	5,067	737	65,688
Total AFS equity securities	$77,593	$5,279	$3,433	$79,439

Total AFS debt and equity securities	$13,319,165	$1,351,351	$112,965	$14,557,551

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 - INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The amortized cost and the estimated fair values of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2010	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$11,165	$887	$—	$12,052
Government agencies, authorities and subdivisions	81,159	2,080	1,028	82,211
Corporate:
Communications	771,548	66,845	3,935	834,458
Consumer & retail	1,611,568	138,842	5,309	1,745,101
Financial institutions	1,746,798	137,831	27,752	1,856,877
Industrial and chemicals	940,822	83,291	7,355	1,016,758
Other corporate	39,355	6,267	—	45,622
REITS	136,493	9,609	1,285	144,817
Transportation	181,882	24,375	115	206,142
Utilities	1,555,820	142,941	10,178	1,688,583
Total corporate	6,984,286	610,001	55,929	7,538,358
Private placements	1,077,957	72,530	3,071	1,147,416
Mortgage-backed securities	4,299,631	231,772	68,807	4,462,596
Total AFS debt securities	$12,454,198	$917,270	$128,835	$13,242,633

Preferred stocks	18,594	295	1,862	17,027
Common stocks	55,409	16,033	1,216	70,226
Total AFS equity securities	$74,003	$16,328	$3,078	$87,253

Total AFS debt and equity securities	$12,528,201	$933,598	$131,913	$13,329,886

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 - INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2011	2010	2009

Net unrealized gains on available-for-sale securities	$436,701	$566,932	$1,194,727
Net unrealized gains on separate accounts	12	422	700
Net unrealized gains (losses) on other invested assets	1,126	8,666	(3,638)
Related deferred policy acquisition costs	(145,633)	(219,854)	(456,947)
Related deferred income taxes	(66,038)	(92,056)	(226,837)
Related policyholder dividend obligation	(103,526)	(93,149)	(86,736)
Increase in net unrealized gains	122,642	170,961	421,269
Balance, beginning of year	224,074	53,113	(368,156)
Balance, end of year	$346,716	$224,074	$53,113

	2011	2010
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$1,238,386	$801,685
Net unrealized gains on separate accounts	3,650	3,638
Net unrealized gains on other invested assets	8,674	7,548
Related deferred policy acquisition costs	(449,366)	(303,733)
Related deferred income taxes	(186,693)	(120,655)
Related policyholder dividend obligation	(267,935)	(164,409)
Balance, end of year	$346,716	$224,074

Net other comprehensive income (loss) related to unrealized gains (losses) on available-for-sale securities for 2011, 2010, and 2009 of $122.6 million, $171.0 million, and $421.3 million, respectively, is presented net of reclassifications to net income for net realized gains during the period of $10.1 million, $25.8 million, and $74.6 million and net of tax and deferred acquisition cost offsets of $7.2 million, $18.8 million, and $54.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2011, are shown below (in thousands).  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

(in thousands)

	Book Value	Market Value
Due in one year or less	$289,375	$294,811
Due after one yr thru 5 yrs	2,466,469	2,659,262
Due after 5 yrs thru 10 yrs	3,992,194	4,408,863
Due after ten years	1,719,928	1,963,884
Mortgage-backed securities	4,773,606	5,151,292
Total	$13,241,572	$14,478,112

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2011, 2010, and 2009 were $1,891.3 million, $2,612.6 million, and $4,831.4 million, respectively.  Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2011, 2010, and 2009 were $43.4 million, $62.0 million, and $102.0 million, respectively.  Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2011, 2010, and 2009 were $11.1 million, $25.8 million, and $55.3 million, respectively.  Gross realized gains on available-for-sale equity securities for the years ended December 31, 2011, 2010, and 2009 were $2.0 million, $1.9 million, and $1.7 million, respectively.  Gross realized losses on available-for-sale equity securities for the years ended December 31, 2011, 2010, and 2009 were $0 million, $0 million, and $2.6 million, respectively.

The Company recognized $24.7 million, $17.3 million, and $75.2 million in realized losses for the years ended December 31, 2011, 2010, and 2009, respectively, resulting from other-than-temporary declines in the fair value of individual securities held.  Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF.  Based upon these factors, securities that have indications of potential impairment are subject to intensive review.  Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $19.4 million, $9.6 million and $51.2 million in impairments for the years ended December 31, 2011, 2010, 2009, respectively, related to debt securities. The Company selects debt securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other than temporary in nature the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and the Company’s cost basis is recognized.

The Company recognized $3.4 million, $1.0 million and $10.7 million in impairments for the years ended December 31, 2011, 2010 and 2009 related to common and preferred equity securities. The Company selects common and preferred equity securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $1.9 million, $6.7 million and $13.3 million in impairments for the years ended December 31, 2011, 2010 and 2009 related to limited partnership investments. The Company selects limited partnerships to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other than temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

that a portion of the decline is other than temporary in nature the difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an impairment.

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010, were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2011	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$1,139	$9	$2,738	$25	$3,877	$34
Corporate:
Communications	61,820	4,568	29,726	4,812	91,546	9,380
Consumer & retail	71,809	2,357	2,226	182	74,035	2,539
Financial institutions	313,186	13,244	100,881	16,074	414,067	29,318
Industrial and chemicals	83,315	2,605	36,314	10,885	119,629	13,490
REITS	2,217	6	1,765	234	3,982	240
Transportation	10,892	641	—	—	10,892	641
Utilities	31,963	669	15,645	4,872	47,608	5,541
Total corporate	575,202	24,090	186,557	37,059	761,759	61,149
Private placements	56,470	1,698	9,113	1,049	65,583	2,747
Mortgage-backed securities	235,078	19,107	25,432	26,495	260,510	45,602
Subtotal debt securities	867,889	44,904	223,840	64,628	1,091,729	109,532
Preferred stock	4,997	65	6,651	2,631	11,648	2,696
Common stock	3,786	737	—	—	3,786	737
Total securities	$876,672	$45,706	$230,491	$67,259	$1,107,163	$112,965

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

	Less than 12 months		12 months or more		Total
2010	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$23,585	$527	$2,258	$501	$25,843	$1,028
Corporate:
Communications	47,870	2,749	13,762	1,186	61,632	3,935
Consumer & retail	124,700	4,616	14,975	693	139,675	5,309
Financial institutions	193,632	5,859	206,658	21,893	400,290	27,752
Industrial and chemicals	59,927	3,816	36,993	3,539	96,920	7,355
REITS	—	—	15,672	1,285	15,672	1,285
Transportation	5,320	115	325	—	5,645	115
Utilities	117,848	2,289	48,416	7,889	166,264	10,178
Total corporate	549,297	19,444	336,801	36,485	886,098	55,929
Private placements	98,202	1,857	16,188	1,214	114,390	3,071
Mortgage-backed securities	1,007,189	32,750	62,718	36,057	1,069,907	68,807
Subtotal debt securities	1,678,273	54,578	417,965	74,257	2,096,238	128,835
Preferred stock	—	—	9,635	1,862	9,635	1,862
Common stock	3,103	1,216	—	—	3,103	1,216
Total securities	$1,681,376	$55,794	$427,600	$76,119	$2,108,976	$131,913

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $44.9  million total unrealized losses on debt securities in the less than 12 months category, $24.1 million total unrealized losses are in the corporate bond portfolio and are concentrated in the financial institution sectors.  In 2011, the JPMorgan US Liquid Index, an investment grade corporate bond index widened by approximately 66 basis points from 164 basis points at the beginning of the year to 230 basis points at the end of the year.  Over the same time period, the financial institution sub component of the JPMorgan US Liquid Index widened by approximately 147 basis points from a beginning level of 196 basis points to a year end level of 343.  The additional spread widening in the financial institution sub component is attributable to the uncertainty surrounding global economic growth and the concerns over European Sovereign Debt levels.

The debt securities in an unrealized loss position for less than 12 months also include $19.1 million of mortgage-backed securities.  Of this amount, $18.8 million is attributable to the Commercial Mortgage Backed Securities (“CMBS”).  Several factors contributed to the widening of CMBS spreads in 2011 including concerns over global growth, European sovereign debt levels, uncertainty over assumptions in rating agency CMBS models, and market supply exceeding demand.

Of the $64.6 million unrealized losses on debt securities in the more than 12 months category, $37.1 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions and industrial and chemical sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2011 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $26.5 million of mortgage-backed securities.  The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time the Company will record OTTI as appropriate.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of the Sentinel Funds.  SAMI has a contract with the Sentinel Funds, renewed annually, to manage the assets of the Funds.  For the years ended December 31, 2011, 2010, and 2009 the equity securities held in the trading category recorded $0.6 million, $0.3 million, and $0.2 million, respectively, of net investment income.  The cost of trading securities held at December 31, 2011 and 2010 was $17.4 million and $18.5 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities.  The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2011	2010
Geographic Region
New England	1.9%	2.7%
Middle Atlantic	4.7	3.8
East North Central	18.3	17.7
West North Central	5.1	6.4
South Atlantic	24.2	22.5
East South Central	5.7	3.5
West South Central	15.3	15.8
Mountain	9.3	9.9
Pacific	15.5	17.7

Total	100.0%	100.0%

Property Type
Apartment	11.4%	10.0%
Retail	17.6	13.3
Office Building	44.7	46.9
Industrial	22.2	25.5
Hotel/Motel	0.4	0.5
Other Commercial	3.7	3.8

Total	100.0%	100.0%

Mortgage loans	$1,866,105	$1,643,695
Real estate	34,465	29,405
Total mortgage loans and real estate
	$1,900,570	$1,673,100

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt.  The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.  The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

Debt Service Coverage Ratios as of December 31, 2011

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$67.9	$88.3	$22.2	$4.6	$4.0	$187.0
50% - 60%	90.3	193.8	90.0	10.5	16.6	401.2
60% - 70%	9.1	227.5	222.7	34.4	19.3	513.0
70% - 80%	—	94.0	224.6	42.2	—	360.8
80% - 90%	—	2.2	64.0	46.9	42.4	155.5
> 90%	—	20.8	47.9	117.2	82.7	268.6
Total	$167.3	$626.6	$671.4	$255.8	$165.0	$1,886.1

Debt Service Coverage Ratios as of December 31, 2010

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$65.8	$126.0	$29.3	$8.4	$5.9	$235.4
50% - 60%	18.8	120.6	75.1	7.7	7.5	229.7
60% - 70%	4.1	154.9	246.4	34.1	1.9	441.4
70% - 80%	1.9	68.1	144.6	59.9	12.2	286.7
80% - 90%	—	50.8	43.1	48.2	7.8	149.9
> 90%	3.4	57.4	46.9	152.6	58.2	318.5
Total	$94.0	$577.8	$585.4	$310.9	$93.5	$1,661.6

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2011	2010
Commercial loans	$1,886,107	$1,661,602
Related valuation allowances	(13,536)	(10,466)
Impaired loans	(6,466)	(7,441)
Total	$1,866,105	$1,643,695

	2011	2010	2009
Impaired loans:
Average total investment	$23,537	$27,565	$14,474
Interest income recognized	234	390	1,695
Interest received	259	415	1,558

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance.  As a result of this review a loan valuation allowance was established for $13.5 million and $10.5 million, which was recorded in net investment income for the years ended December 31, 2011 and 2010, respectively.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2011	2010	2009
Changes to previously established valuation allowances	$3,070	$306	$10,160
Balance, beginning of year	10,466	10,160	—
Balance, end of year	$13,536	$10,466	$10,160

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company has a high quality, well performing, commercial mortgage loan portfolio.  For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties.  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2011, the Company had 8 mortgage loans with aggregate impairments of $2.0 million which were modified during the period in a troubled debt restructuring.

During the previous twelve months, the Company had no mortgage loans modified in a troubled debt restructuring with a  subsequent payment default at December 31, 2011.  Payment default is determined in the same manner as delinquency status — when interest and principal payments are 60 days past due.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2011	2010	2009
Debt securities interest	$757,254	$725,716	$660,090
Equity securities dividends	3,265	1,525	5,226
Mortgage loan interest	109,954	109,466	106,952
Policy loan interest	40,970	42,428	43,109
Real estate income	5,354	4,986	4,254
Options	(37,534)	138,712	129,372
Other investment income	12,579	7,943	3,120
Gross investment income	891,842	1,030,776	952,123
Less: investment expenses	(17,142)	(15,224)	(12,607)
Less: valuation allowance on mortgage loans	(3,070)	(306)	(10,160)
Net investment income	$871,630	$1,015,246	$929,356

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2011	2010	2009
Debt securities	$14,101	$38,377	$2,351
Equity securities	(878)	928	(10,853)
Mortgage loans	(3,501)	(10,165)	(218)
Partnerships	(1,922)	(6,649)	(13,284)
Other invested assets	247	961	(2,124)
Total	$8,047	$23,452	$(24,128)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products.  These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.  Call options purchased are included in derivatives on the consolidated balance sheet and are carried at fair value.  Call options written are included in the derivatives liability and carried at fair value.  Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties.  However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $87.6 million as of December 31, 2011. The company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2011, there was no derivative counterparty exposure that exceeded $23 million net of collateral.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values.  The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.  The Company did not elect hedge accounting for any of those transactions.

The embedded derivative value was $1,044.1 million and $1,038.0 million at December 31, 2011 and 2010 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2011 and 2010.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero.  The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2011		2010
	Notional	Fair Market Value	Notional	Fair Market Value

Options purchased	$4,875,800	$292,978	$4,209,200	$519,746
Options written	4,452,500	(160,786)	4,151,981	(281,471)
Futures purchased	24,490	4,153	22,870	3,171
Credit Default Swaps	15,000	(767)	15,000	(1,005)
Net fair market value		$135,578		$240,441

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business.  For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions).  For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”).  Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7% on the  other modified coinsurance reserves held by the Company.  All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2009, the Company changed from the 1980CSO mortality table to the 2001CSO mortality table for a reinsured block of policies relating to risk premium.  The impact of the change was an increase in reserves of $4.1 million.

Other income on the statements of operations includes income of $5.9 million, $6.5 million, and $9.1 million for 2011, 2010, and 2009, respectively, related to the Company’s disability income reinsurance.  Such income is primarily offset by expenses incurred by the Company related to this block of business.  Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 6 — REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2011	2010	2009
Insurance premiums:
Direct	$361,226	$365,160	$373,964
Reinsurance assumed	844	766	856
Reinsurance ceded	(64,344)	(63,428)	(65,827)
Total insurance premiums	$297,726	$302,498	$308,993

Increase in policy liabilities:
Direct	$(10,854)	$(9,868)	$(26,994)
Reinsurance assumed	1	(1)	(2)
Reinsurance ceded	40,542	39,524	39,264
Total increase in policy liabilities	$29,690	$29,655	$12,268

Policy benefits:
Direct	$498,676	$505,147	$528,023
Reinsurance assumed	(44)	1,593	906
Reinsurance ceded	(70,219)	(89,788)	(101,711)
Total policy benefits	$428,412	$416,952	$427,218

Policyholders’ dividends:
Direct	$102,976	$112,831	$123,761
Reinsurance ceded	(1,129)	(1,307)	(1,479)
Total policyholders’ dividends	$101,847	$111,524	$122,282

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.  The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2011 and 2010 was $64.5 billion and $62.4 billion, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2011	2010	2009
Balance, beginning of year	$857,445	$1,055,829	$1,414,078
Acquisition costs deferred during the year	217,662	230,423	265,083
Amortization during the year	(182,002)	(208,953)	(166,385)
Adjustment through other comprehensive income during the year	(145,633)	(219,854)	(456,947)
Balance, end of year	$747,472	$857,445	$1,055,829

The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999.  Amortization of PVFP was $5.0 million, $3.8 million, and $2.5 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2012	$4,900
2013	4,400
2014	3,900
2015	3,500
2016	3,100

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions.  During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2007.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2011		2010		2009
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$(2,603)		$31,404		$49,490
Deferred	51,384		16,446		(20,128)
Total income tax expense	$48,781		$47,850		$29,362

Expected income taxes	$60,548	35.0%	$59,595	35.0%	$35,572	35.0%
Dividends received deduction	(1,823)	(1.0)	(1,689)	(1.0)	(2,431)	(2.4)
Affordable housing tax credit	(7,924)	(4.6)	(5,487)	(3.2)	(4,093)	(4.0)
Corporate owned life insurance	(2,493)	(1.4)	(2,542)	(1.5)	(2,903)	(2.9)
Other, net	473	0.2	(2,027)	(1.2)	3,217	3.2
Total income tax expense	$48,781		$47,850		$29,362
Effective federal income tax rate		28.2%		28.1%		28.9%

The Company paid $28.5 million, $23.0 million, and $17.6 million in federal income taxes during 2011, 2010, and 2009, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2011	2010
Balance, beginning of year	$12,371	$15,010
Additions/(reductions) based on tax positions related to current year	(2,544)	422
Additions/(reductions) based on tax positions related to prior years	10,347	655
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	—	(3,716)
Balance, end of year	20,174	12,371

Total unrecognized tax benefits were $20.2 million at December 31, 2011, including $0.9 million that would impact net income if recognized.  Due to expiration of the statute of limitations, it is possible that approximately $1.3 million of an uncertain tax benefit predominantly related to reserves could be recognized within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2011, 2010, and 2009, the Company has recognized approximately $0.1 million, $0.2 million, and $0.5 million in interest expense and penalties, respectively.   The Company had approximately $1.7 million and $1.1 million accrued for interest and penalties at December 31, 2011 and 2010, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2011	2010
Deferred income tax assets:
Policy liabilities	$249,903	$285,672
Pension and other employee benefits	72,109	66,805
Debt and equity securities	—	—
Other invested assets	9,290	9,967
Loss carryforwards	6,453	5,612
Other	6,284	5,652
Total deferred income tax assets	344,039	373,708

Deferred income tax liabilities:
Deferred policy acquisition costs	337,965	326,458
Debt and equity securities	2,476	942
Net unrealized gain on available-for-sale securities	186,692	120,655
Present value of future profits of insurance acquired	9,271	11,018
Property and equipment	8,893	8,905
Other	—	—
Total deferred income tax liabilities	545,297	467,978

Total net deferred income tax assets (liabilities)	$(201,258)	$(94,270)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.  Therefore, no valuation allowance was recorded as of December 31, 2011 or 2010.

At December 31, 2011, the Company has federal operating loss carryforwards related to the non-life insurance companies of $4.0 million, $6.4 million and $8.0 million, which expire in 2029, 2030 and 2031, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees.  The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest.  This pension plan is separately funded.  Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Change in benefit obligation:
Benefit obligation, beginning of year	$291,378	$276,455	$267,363	$33,967	$36,895	$36,010
Service cost for benefits earned during the period	5,859	5,493	5,464	828	902	929
Interest cost on benefit obligation	15,485	15,727	15,821	1,810	2,085	2,136
Plan participants’ contributions	—	—	—	881	445	406
Actuarial (gains)/ losses	23,820	10,512	5,438	3,818	(2,842)	501
Curtailment	—	—	—	—	—	—
Benefits paid	(17,334)	(16,809)	(17,631)	(3,004)	(3,518)	(3,087)
Benefit obligation, end of year	319,208	291,378	276,455	38,300	33,967	36,895
Change in plan assets:
Plan assets, beginning of year	165,990	144,136	112,727	—	—	—
Actual income on plan assets	5,368	19,842	24,311	—	—	—
Employer contributions	21,347	18,821	24,729	2,123	3,073	2,681
Plan participants’ contributions	—	—	—	881	445	406
Benefits paid	(17,334)	(16,809)	(17,631)	(3,004)	(3,518)	(3,087)
Plan assets, end of year	175,371	165,990	144,136	—	—	—
Funded Status	$(143,837)	$(125,388)	$(132,319)	$(38,300)	$(33,967)	$(36,895)

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Amounts recognized in the consolidated balance sheet:
Pension and other post-retirement benefit obligations liability	$55,602	$63,462	$66,964	$35,946	$35,823	$35,484
Accumulated other comprehensive income	88,235	61,926	65,355	2,354	(1,856)	1,411
Net amount recognized	$143,837	$125,388	$132,319	$38,300	$33,967	$36,895
Pension and other post-retirement benefit obligations liability	$(143,837)	$(125,388)	$(132,319)	$(38,300)	$(33,967)	$(36,895)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$88,340	$62,098	$65,348	$3,417	$(608)	$2,844
Net prior service costs (benefits)	(105)	(172)	7	(1,063)	(1,248)	(1,433)
	$88,235	$61,926	$65,355	$2,354	$(1,856)	$1,411

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2011	2010	2009
Total Accumulated Benefit Obligation	$306,715	$280,293	$264,999
Plans with ABO in excess of plan assets:
ABO	306,715	280,293	264,999
Fair value of plan assets (1)	175,371	165,818	143,884
Plans with PBO in excess of plan assets:
PBO	319,208	291,378	276,455
Fair value of plan assets (1)	175,371	165,818	143,884

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Service cost for benefits earned during the period	$5,859	$5,493	$5,464	$828	$902	$929
Interest cost on benefit obligation	15,485	15,727	15,821	1,810	2,085	2,136
Expected (income) on plan assets	(11,691)	(10,840)	(8,751)	—	—	—
Net amortization of actuarial losses (gains)	3,901	4,760	6,814	(207)	610	481
Amortization of prior service costs (benefits) and plan amendments	(67)	179	113	(185)	(185)	(185)
Net periodic benefit cost (included in operating expenses)	$13,487	$15,319	$19,461	$2,247	$3,412	$3,361

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009

Net loss/(gain)	$23,820	$1,509	$(10,121)	$3,818	$(2,842)	$501
Amortization of (gain)/loss	(3,901)	(4,760)	(6,814)	207	(610)	(481)
Amortization of prior service cost	67	(179)	(113)	185	185	185
Total recognized in net periodic benefit cost and other comprehensive income	$19,986	$(3,430)	$(17,048)	$4,210	$(3,267)	$205

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $8.5 million and $0.3 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Discount rate	4.50%	5.50%	5.75%	4.50%	5.50%	5.75%
Rate of increase in future compensation levels	3.0%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Discount rate	5.50%	5.75%	6.00%	5.50%	5.75%	6.00%
Rate of increase in future compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term return on plan assets	7.00%	7.50%	7.50%

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $32.7 million and $33.5 million as of December 31, 2011 and 2010, respectively.

Assumed health care cost trend rates (HCCTR) at December 31, 2011:

Weighted average health care cost trend rate assumed for next year	11.25%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2023

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.5 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2011	December 31, 2010
Bonds	38%	37%
Common stocks	61%	63%
Group annuity contract and other	1%	0%
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors.  The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75%  equities,  and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected future long-term rate of return of 7.0% is based upon an expected return on equity investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2011	2010
Common stocks — unaffiliated	Consumer Discretionary	$12,278	$10,137
	Consumer Staples	6,329	6,326
	Energy	9,349	10,026
	Equity Funds (1)	17,008	9,903
	Financials	9,178	9,620
	Health Care	9,746	14,703
	Industrial	15,580	17,432
	Information Technology	18,812	7,167
	Materials	5,225	1,248
	Telecommunication Services	858	568
	Utilities	1,866	17,592
	Total common stocks	106,229	104,722

Long term bonds	US Government	67,324	60,177
	Total long term bonds	67,324	60,177
Short term investments	Money Market Funds - Banking	939	—
	Total short term investments	939	—
Cash		1,014	311
General investment account		443	608
	Total Investments (2)	$175,949	$165,818

(1)          Consists of investments advised by the Company’s subsidiary SAMI.

(2)          The difference to total plan assets shown of $175,371 for 2011 and $165,990 for 2010 shown onpage 42 are accruals for income and liabilities.

The assets of the Company’s funded pension plan are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets for 2011 and 2010 are as follows (in thousands):

2011 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
AFS debt securities	$—	$67,324	$—	$—	$67,324
AFS equity securities	106,229	—	—	—	106,229
Cash and short term investments	1,014	—	—	—	1,014
General account	—	443	—	—	443
Accrued income	—	—	—	361	361
Total Assets	$107,243	$67,767	$—	$361	$175,371
Liabilities
Total Liabilities	—	—	—	—	—
Total Plan Assets	$107,243	$67,767	$—	$361	$175,371

2010 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
AFS debt securities	$1,765	$58,412	$—	$—	$1,765
AFS equity securities	104,722	—	—	—	104,722
Cash and short term investments	311	—	—	—	311
General account	—	608	—	—	608
Accrued income	—	—	—	237	237
Total Assets	$106,798	$59,020	$—	$237	$166,055
Liabilities
Total Liabilities	—	—	—	65	65
Total Plan Assets	$106,798	$59,020	$—	$172	$165,990

During 2011 and 2010 , there were no significant transfers between fair value levels 1 and 2.  In addition, there were no transfers in or out of level 3 as there were no level 3 assets.

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2011, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2012	$21,223	$2,248	$89
2013	18,857	2,321	94
2014	19,570	2,376	99
2015	19,630	2,473	104
2016	20,154	2,580	108
2017-2021	119,693	12,817	613

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 9 — BENEFIT PLANS (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2012 into its separately funded defined benefit pension plan is approximately $15 million.

The Company provides employee thrift and 401(k) plans for its employees.  Employees earning less than a specified amount receive a 75% match up to 6% of an employee’s salary, subject to maximum contribution guidelines.  Employees earning more than the specified amount receive a 50% match up to 6% of an an employee’s salary, subject to maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents.  These plans are not separately funded.  Costs associated with these plans are included in operating expenses.  Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and $7.6 million at December 31, 2011 and December 31, 2010, respectively.  Total other intangible assets were $45.7 million at December 31, 2011 and 2010.

In 2011 and 2010, there were no impairments recorded. In 2011 and 2010, the goodwill and intangible asset balances were reduced by $0.4 million and $0.1 million, respectively, as the purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance. The actual asset performance resulted in a decrease of the purchase price.

	December 31, 2011
		Accumulated	Purchase Price	Carrying
	Gross	Impairments	Adjustments	Value
Goodwill	$8.0	$(0.4)	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	—	45.7
Total	$55.2	$(1.9)	$(0.4)	$53.0

	December 31, 2010
		Accumulated	Purchase Price	Carrying
	Gross	Impairments	Adjustments	Value
Goodwill	$8.1	$(0.4)	$(0.1)	$7.6
Intangibles - Non-amortizing	47.2	(1.5)	—	45.7
Total	$55.3	$(1.9)	$(0.1)	$53.3

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2011	2010
7.5% Senior Notes:	$199,269	$199,237

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company’s subsidiary, National Life repurchased $7.0 milllion of the senior note.

Note Payable:	20,619	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$487,902	$487,870

Interest paid on the 7.5% senior notes was $15.0 million in 2011, 2010, and 2009.  Interest paid on the 6.5% senior notes was $4.9 million in 2011, 2010 and 2009.  Interest paid on the $20.6 million note payable was $0.9 million, $1.0 million, and $1.0 million in 2011, 2010, and 2009, respectively.

On September 18, 2009, National Life issued surplus notes with a principal balance of $200 million, bearing interest at 10.50% and a maturity date of September 15, 2039.  The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company.  The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year.   Interest recognized on the debenture in December 31, 2011, 2010, and 2009 was $21.0 million, $21.0 million, and $5.7 million, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 11 — DEBT (continued)

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes and any other similarly subordinated obligations.  Each payment of interest on or principal of the notes, and any redemption payment, may be made only with the prior approval of the Vermont Commissioner, which approval will only be granted if, in the judgment of the Vermont Commissioner, the financial condition warrants the making of such payments.  The notes shall not be entitled to any sinking fund.

The Company has a $25 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 150 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2011 and 2010. The Company’s subsidiary, National Life, also has a $25 million line of credit State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2011.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the nature of the Company’s business subjects it to claims, litigation, arbitration proceedings and governmental examinations. In recent years, life insurance companies, securities broker-dealers and other vendors of financial products have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices and suitability claims from brokerage clients. While the Company cannot predict the outcome of any pending or future litigation or examination, it does not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on its business or financial condition or results of operations.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas.  The Company extended its agreement with Perot through October 31, 2014.  The following is a schedule of future minimum lease payments as of December 31, 2011 (in thousands).

Year	Operating Leases
2012	5,399
2013	4,854
2014	3,762
Total minimum lease payments	$14,015

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2011 (in thousands):

Year	Contract Obligation
2012	16,991
2013	17,670
2014	1,531
Total minimum lease payments	$36,192

Unfunded Commitments — The Company had unfunded mortgage loan, partnerships, and private placement commitments of $55.5 million, $103.9 million, and $10.0 million, respectively, at December 31, 2011.  Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999.  The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities.  The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes.  Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.  The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities.  Based on current projections, Closed Block assets are sufficient to meet all future obligations.  The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company.  Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected.  If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.  In 2011, due to unfavorable experience there was no policyholder dividend obligation recorded through earnings.  A policyholder dividend obligation for distribution of accumulated excess earnings of $9.5 million and $17.5 million were required at December 31, 2010 and 2009, respectively.  Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability.  Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $267.9 million, $164.4 million, and $71.3 million at December 31, 2011, 2010 and 2009, respectively.  These gains (losses) and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income.  The

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

total policyholder dividend obligation at December 31, 2011 and 2010 was $267.9 million and $173.9 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2011 and 2010, and for the three years ended December 31, 2011, 2010 and 2009 is as follows (in thousands):

	2011	2010

Liabilities:
Policy liabilities and accruals	$3,859,485	$3,793,507
Other liabilities	420	371
Total liabilities	$3,859,905	$3,793,878

Assets:
Cash	$2,912	$1,014
Short term investments	39,000	15,400
Available-for-sale debt and equity securities	2,714,855	2,612,603
Other invested assets	178	188
Mortgage loans	243,056	283,277
Policy loans	468,142	473,956
Accrued investment income	39,447	40,836
Premiums and fees receivable	10,594	7,752
Other assets	78,007	87,181
Total assets	$3,596,191	$3,522,207

Excess of reported liabilities over assets	$263,714	$271,671
Closed block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$263,714	$271,671

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2011	2010	2009

Revenues:
Premiums and other income	$186,045	$195,106	$200,595
Net investment income	182,950	191,052	192,896
Net investment gain	2,035	8,205	8,569

Total revenues	$371,030	$394,363	$402,060

Benefits and Expenses:
Decrease in policy liabilities	(28,794)	(28,195)	(46,603)
Policy benefits	275,486	279,762	290,586
Policyholders’ dividends	94,293	105,072	117,244
Interest credited to policyholder account liabilities	8,941	9,177	10,051
Operating expenses	7,164	6,979	6,931
Commission expenses	1,626	1,733	1,803

Total benefits and expenses	$358,716	$374,528	$380,012

Pre-tax results of operations	12,314	19,835	22,048

Income taxes	4,357	6,947	7,718

Closed block results of operations	$7,957	$12,888	$14,330
Other comprehensive income:
Unrealized loss	—	—	38,563
Total closed block comprehensive income	$7,957	$12,888	$52,893

Excess of reported closed block liabilities over closed block assets:
Beginning of year	271,671	284,559	337,452
Closed block comprehensive income	7,957	12,888	52,893
End of year	$263,714	$271,671	$284,559

Amortized cost of bonds held by the Closed Block at December 31, 2011 and 2010 were $2,446.9 million and $2,448.2 million, respectively.

Participating insurance in force within the Closed Block at December 31, 2011 and 2010 was $8.3 billion and $8.8 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements (continued)

December 31, 2011

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile.  Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.  The Company’s insurance operations do not have any permitted practices.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”).  Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. In 2011, there was no dividend paid by National Life to NLVF.  In 2010, a $25 million dividend was paid by National Life to NLVF.  This transaction was eliminated in consolidation.  There were no dividends paid or declared in 2009 by National Life, NLVF, or NLHC.  Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

National Life’s statutory surplus was $1,142.7 million and $1,136.2 million at December 31, 2011 and 2010, respectively.  Statutory net income (loss) was $25.9 million, $20.9 million, and $(11.4) million in 2011, 2010, and 2009, respectively.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 42.4% and 45.0% of the face value of total insurance inforce at December 31, 2011 and 2010, respectively.  The premiums on participating life insurance policies were 34.5%, 37.0%, and 41.6% of total individual life insurance premiums in 2011, 2010, and 2009, respectively.

Part C:  OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company (“Depositor”) authorizing establishment of National Variable Life Insurance Account (“Registrant”) (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (14)
(c)(2)	Form of Selling Agreement (14)
(d)(1)	Specimen VariTrak Policy Form (6)
(d)(2)	Rider for Guaranteed Insurability Options (6)
(d)(3)	Rider for Waiver of Monthly Deductions (6)
(d)(4)	Rider for Accidental Death Benefit (6)
(d)(5)	Rider for Guaranteed Death Benefit (6)
(d)(6)	Specimen VariTrak (NY) Policy Form (3)
(d)(7)	Specimen VariTrak (NY - Unisex) Policy Form (3)
(d)(8)	NY Rider for Guaranteed Insurability Options (3)
(d)(9)	NY Rider for Waiver of Monthly Deductions (3)
(d)(10)	NY Rider for Accidental Death Benefit (3)
(d)(11)	Form of Additional Protection Benefit Rider (8)
(d)(12)	Form of Long Term Care - Chronic Illness Rider (8)
(d)(13)	Form of Long Term Care Insurance Rider (10)
(d)(14)	No Lapse Guarantee Rider (9)
(d)(15)	Limited Power of Attorney(11)
(d)(16)	Endorsement to the Payment Options (14)
(d)(17)	Accelerated Benefits Rider for Terminal Illness (14)
(d)(18)	Accelerated Benefits Rider for Covered Chronic Illness (14)
(d)(19)	Endorsement to the Premium Allocation Provision (14)
(d)(20)	Endorsement to the Surrender Charges Provision (14)
(d)(21)	Overloan Protection Rider (16)
(d)(22)	Endorsement to Remove the Maturity at 99 Provision(17)
(d)(23)	No Lapse Guarantee Rider (Florida) (20)
(d)(24)	No Lapse Guarantee Rider (Maryland) (20)
(d)(25)	Rider for Waiver of Monthly Deductions (Pennsylvania) (20)
(e) (1)	VariTrak Application Form (14)
(e) (2)	VariTrak (NY) Application Form (3)
(e) (3)	9212 Life Insurance Application(17)
(f)(1)	National Life Insurance Company’s Charter documents (14)
(f)(2)	National Life Insurance Company’s By-laws (14)
(g)(1)	Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (12)
(g)(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (11)
(g)(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999 (11)
(g)(6)	Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
(g)(7)	Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (11)
(g)(8)	Mod Co Reinsurance Agreement between National Life Insurance Company and xxx, as amended through September 1, 2002(17)
(g)(9)	Reinsurance Agreement between National Life Insurance Company and xxx, effective October 16, 2001 (17)
(g)(10)	Reinsurance Agreement between National Life Insurance Company and xxx, effective as amended through June 1, 2002 (17)
(g)(11)	Reinsurance Agreement between National Life Insurance Company and xxx, effective July 22, 2002 (17)
(g)(12)	Reinsurance Agreement between National Life Insurance Company and xxx, effective November 1, 2005 (15)

(g)(13)	Reinsurance Agreement between National Life Insurance Company, Life Insurance Company of the Southwest and xxx, effective July 1, 2008 (25)
(g)(14)	Automatic YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective September 1, 2008 (25)
(g)(15)	Automatic and Facultative YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective December 1, 2008 (25)
(g)(16)	Automatic Self Administered YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective July 1, 2006 (25)
(h)(1)	Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)
(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (18)
(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (4)
(a) Form of Amendment to Shareholder Services Agreement (12)
(h)(3)	Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)
(a)Form of Amendment to Participation Agreement (12)
(b) Amendment to Participation Agreement dated June 2, 2008 (22)
(h)(4)	Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (7)
(a)Form of Amendment to Participation Agreement (12)
(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (17)
(h)(5)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
(h)(6)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)
(a)Amendment to Participation Agreement dated May 18, 2007 (18)
(h)(7)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)
(a) Amendment to Participation Agreement dated June 1, 2007 (19)

(b) Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (22)

(c)  Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (27)

(h)(8)	Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (12)
(a) Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (22)
(h)(9)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)
(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (17)
(h)(10)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (13)
(a) Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (28)
(h)(11)	Form of Participation Agreement — Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (14)
(h)(12)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (22)
(h)(13)	Participation Agreement among National Life Insurance Company and Oppenheimer dated October November 11, 2008 (22)
(h)(14)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(h)(15)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (24)

(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (18)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (18)
(i)(3)	Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and American Century Investment Management (18)
(a) Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011 (27)
(i)(4)	Administrative Services Agreement as amended through November 8, 2000 among National Life Insurance Co. and Dreyfus Corporation (18)
(i)(5)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (18)
(i)(6)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (18)
(i)(7)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (18)
(b) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (22)
(i)(8)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (18)
(i)(9)	Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (18)
(a) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (23)
(i)(10)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (22)
(i)(11)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (25)
(i)(12)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (25)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (17)
(j)(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007(17)
(j)(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006(17)
(j)(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007(17)
(j)(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007(17)
(j)(6)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006(17)
(j)(7)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007(17)
(j)(8)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006(17)
(j)(9)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (19)
(j)(10)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (25)
(j)(11)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(k)	Opinion and Consent of Counsel (25)
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable

(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (28)
(r)	Powers of Attorney (25)
(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (23)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (23)

(1)

Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(5)

Incorporated hereby by reference to nce to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723), filed April 16, 1998.

(6)

Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999.

(7)

Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001.
(9)

Incorporated hereby by reference to Post Effective Amendment No. 10 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed June 28, 2002.

(10)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement  for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed February 28, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 18 to For N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(15)

Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National    Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723) filed May 1, 2006.

(16)

Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.

(17)

Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2007.

(18)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.

(19)

Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N- 6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed May 1, 2008.

(20)

Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.

(21)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(22)

Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.

(23)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2009.

(24)

Incorporated herein by reference to the Post Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2009.

(25)

Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.

(26)

Incorporated herein by reference to the Post Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2010.

(27)

Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.

(28)

Incorporated herein by reference to the Post Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2011.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government

Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

Wade H. Mayo	Executive Vice President
Christian W. Thwaites	Executive Vice President
Ruth B. Smith	Executive Vice President — Protection
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Richard Pedersen	Senior Vice President — Chief Information Officer
Robert E. Cotton	Senior Vice President & CFO
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Ann T. Dehner	Vice President - Strategic Projects & Transformation
Matthew L. DeSantos	Vice President — Marketing & Business Development
Gregory Doremus	Vice President — Enterprise Project Management
Alfred J. Foice, Jr.	Vice President - Audit
Matthew C. Frazee	Vice President & Controller
Christopher L Graff	Vice President - Communications
Allen N. Hansen	Vice President & Regional Development Officer
Joyce B. LaRosa	Vice President — Finance, Life and Annuity
Bennett E. Law	Vice President - Transformation & Web Strategies
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President — Chief Life Product Officer
Donald P. Messier	Vice President & Treasurer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President — Protection and Retirement Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President — Marketing Development
David B. Soccodato	Vice President — Corporate Tax
William D. Whitsell	Vice President- Business Acquisition Leader
Michael B. Richardson	Illustration Officer
Carolyn P. Kittredge	Assistant Tax Officer
Donna M. Morgan	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT  05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of  Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 30.   Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Ruth B. Smith	Director
Robert E. Cotton	Director
Lance A. Reihl	President & Chief Executive Officer
Heather L. Lyon	Senior Vice President — ESI Operations
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Jeffery Wood	Senior Vice President- Sales
Denise Sullivan	Vice President- Finance
Frances Tierno	Vice President- Compliance
Any Speirs	Chief Information Security Officer
Donald Messier	Treasurer
Ian A. McKenny	Counsel
James K. McQueston	Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer
Rhonda Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont  05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$2,022,621	$0	$2,022,621	$0

*  The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 27 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 30th day of April, 2012.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	April 30, 2012
/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	April 30, 2012
/s/ Matthew C. Frazee	Vice President & Controller
Matthew C. Frazee	(Controller)	April 30, 2012
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	April 30, 2012
Bruce Lisman*	Director	April 30, 2012
E. Miles Prentice, III*	Director	April 30, 2012
David R. Coates*	Director	April 30, 2012
V. Louise McCarren*	Director	April 30, 2012
Deborah Ellinger*	Director	April 30, 2012
Roger B. Porter*	Director	April 30, 2012
Harris Simmons*	Director	April 30, 2012

* Mehran Assadi signs this document pursuant to the power of attorney filed with post effective amendment No. 2 to the form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

/s/ Mehran Assadi
Mehran Assadi

Exhibit Index

(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP